UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

BEONE MEDICINES LTD.

(Name of Registrant as Specified In Its Charter)
N/A

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026

Proxy Statement & Notice of Annual Meeting

BeOne

Letter to Shareholders
Dear Fellow Shareholders,
2025 was a remarkable year in BeOne’s history as we continued to build the world’s leading oncology company, driven by scientific excellence and exceptional speed to reach more patients than ever before.
We recently shared our Fiscal Year 2025 financial results, demonstrating tremendous progress during a year of inflection for the Company. For the first time, in 2025 we achieved GAAP profitability and generated meaningful cash flow through strong topline revenue growth and continued financial discipline.
In 2025, we completed our redomiciliation to Switzerland, cementing our place in one of the industry’s leading hubs of innovation and talent, as well as our rebranding to BeOne Medicines, reflecting our established global footprint and commitment to patients.
Most importantly, more than two million patients have now been treated with our medicines, reflecting our continued dedication to reach more patients with cancer around the world. Our team of nearly 12,000 colleagues across six continents is united in our work to drive discovery, development, and delivery of our innovative cancer medicines.
We’re building a leading franchise in CLL with potentially best-in-class therapies across three foundational mechanisms of action.
BRUKINSA® (zanubrutinib), our foundational best-in-class BTK inhibitor that is now approved in more than 75 markets, rapidly emerged as the global revenue leader in the class with $3.9 billion in global revenues in 2025, an increase of 49% from the prior year. This important therapy has the broadest label in the class globally and continues to achieve new regulatory approvals with our global commercial teams continuing to expand commercial access to important markets around the world.
BRUKINSA remains the gold-standard frontline treatment option for CLL and is the only BTKi to demonstrate superior progression-free survival (PFS) and a favorable cardiac safety profile versus ibrutinib, based on results from the Phase 3 ALPINE study, in relapsed or refractory CLL. This important therapy has also demonstrated unparalleled six-year efficacy and safety results in relapsed or refractory CLL, which we shared at the American Society of Hematology Annual Meeting in December 2025.
Meanwhile, we are advancing two foundational, late-stage investigational therapies — our BCL2 inhibitor sonrotoclax and BTK CDAC BGB-16673 — that we believe will further cement our leadership in the treatment of CLL, either as monotherapy or in combination.
Sonrotoclax, a potentially best-in-class therapy, achieved its first global regulatory approval in late 2025, and we anticipate U.S. FDA regulatory action on a New Drug Application for the treatment of relapsed or refractory mantle cell lymphoma in the first half of 2026. In 2025, we fully enrolled the Phase 3 CELESTIAL-TNCLL study investigating BRUKINSA and sonrotoclax (ZS) versus venetoclax plus obinutuzumab as a fixed-duration regimen for the treatment of treatment-naïve (TN) CLL, and early this year we initiated a global Phase 3 head-to-head study of ZS versus acalabrutinib plus venetoclax in TN CLL.
For BGB-16673, a potentially best-in-class and first-in-class targeted BTK degrader, we anticipate a potential accelerated approval opportunity as a continuous-use monotherapy in 2027 based on Phase 2 study results, with three additional Phase 3 studies underway.
We view sonrotoclax and BGB-16673 as market expanding opportunities in the $12 billion and growing global CLL market with further opportunity in the treatment of additional B-cell malignancies, and we look forward to continuing to develop these promising therapies in 2026.

Our deep and diverse clinical pipeline will fuel our next phase of growth, enhanced by our differentiated clinical development superhighway.
With multiple clinical-stage therapies reaching initial data readouts or proof-of-concept in 2026, this year marks the beginning of a new era for BeOne’s deep and diverse pipeline. With our globally scaled R&D and competitively differentiated global R&D organization, we are uniquely able to deliver a continuous stream of innovation in the years ahead.
Complementing BRUKINSA and our anti-PD-1 antibody TEVIMBRA® (tislelizumab) for the treatment of various solid tumors, our clinical pipeline is built to deepen our leadership in CLL with sonrotoclax and BTK CDAC, expand our reach into additional hematologic malignancies, such as indolent and aggressive lymphomas and acute myeloid leukemia, establish our leadership in multiple strategically chosen solid tumor subtypes, and pursue opportunistic therapeutic areas in immunology.
We anticipate updates from five key solid tumor programs in 2026, all of which could initiate registration-enabling studies, including our investigational CDK4 inhibitor, B7-H4 antibody-drug conjugate (ADC), GPC3-41BB bispecific antibody, PRMT5 inhibitor, and CEA ADC.
Our expansive pipeline is fueled by our global development superhighway, which is designed to deliver industry-leading speed, quality, and reliability. This fully verticalized in-house model is a unique strategic advantage, with integrated AI and automation leading to significantly more impactful. We’ve already been able to reduce the time it takes to develop clinical trial protocols, make proof-of-concept decisions faster, and improve efficiencies in clinical trial site monitoring. Based on the success we’ve seen to date, we are expanding the use of AI to optimize clinical trial design and accelerate recruitment.
With a strong balance sheet and cash flow generation, we’re capitalized for growth.
In 2025, we achieved GAAP profitability for the first time, generated meaningful cash flow, and further strengthened our balance sheet to enable our global growth trajectory.
We continue to experience strong topline revenue growth in the U.S., Europe, China and other rest of world markets, many of which are in the early stages of launch. Meanwhile, we continue to pursue opportunistic business development to augment our pipeline. With significant cash flow and a strong balance sheet, we are well positioned to further execute on deals that are additive to our business and help accelerate access to innovation for patients.
2025 was a transformational year which produced remarkable results. We passed a major inflection point in our growth and see an even brighter future ahead. Our ever-present commitment to patients drives innovation, and our integrated in-house capabilities around the world provide a strong foundation for sustainable, profitable growth in the years to come. I want to thank our patients and their families, clinicians, scientists, and investors for their continued support of our purpose and our combined commitment to patients.
Together, we are how the world stops cancer.
Regards,
John V. Oyler
Co-Founder, Chairman, CEO

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
BEONE MEDICINES LTD.
c/o BeOne Medicines I GmbH
Aeschengraben 27 • 4051 Basel • Switzerland

Notice of 2026 Annual General Meeting of Shareholders

This document shall also serve as a circular to holders of the ordinary shares of BeOne Medicines Ltd. (the “Company”) for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HKEx,” and such rules, the “HK Listing Rules”) and the rules of the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market”).

Date, Time and Location	Record Date	General Information
June 11, 2026 at 3:30 p.m. local time at the offices of Homburger AG, located at Prime Tower, Hardstrasse 201, CH-8005 Zürich, Switzerland	The record date for our Annual General Meeting of Shareholders, or any adjournments or postponements thereof, is 12:00 p.m. Central European Summer Time on May 22, 2026.	United States Nasdaq: ONC
Hong Kong HKEx: 06160
Shanghai SSE: 688235
This Proxy Statement is being mailed to shareholders on or about [       , 2026].
Important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2026
In connection with our 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), we intend to use the Internet as the primary means of providing our proxy materials to holders of our ordinary shares registered on our Swiss register, holders of our ordinary shares listed on the HKEx, and holders of our ADSs. Holders of our ordinary shares traded in Renminbi listed on the STAR Market will receive printed copies of the proxy materials and our annual report to shareholders (which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”)) in the mail, which will be mailed on or about [      , 2026].
We intend to mail holders of our ordinary shares registered on our Swiss register and holders of our ordinary shares listed on the HKEx a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with instructions for accessing the proxy materials on or about [        , 2026]. The Notice of Internet Availability to holders of our ordinary shares will also provide, among other information, (i) the date, time, and location of the Annual Meeting, (ii) the matters to be acted upon at the Annual Meeting, (iii) the Board of Directors’ recommendation with regard to each matter, (iv) the website at https://ir.beonemedicines.com/filings-financials/shareholder-meeting-materials, on which the proxy statement, form of proxy and our annual report to shareholders (which includes our Annual Report) will be made available, and (v) a toll-free number and an e-mail address through which the holders of ordinary shares can request a paper or e-mail copy of our proxy statement, form of proxy and Annual Report if desired.
Holders of our ADSs listed on the Nasdaq Global Select Market will receive the Notice of Internet Availability through our ADS depositary bank, Citibank, N.A. (the “Depositary”), with instructions for accessing the proxy statement, ADS voting instruction card and the Annual Report online and for requesting a paper or email-copy of our proxy statement, ADS voting instruction card and Annual Report if desired. The Notice of Internet Availability for ADS holders will be mailed on or about [        , 2026].
As a result, holders of the ordinary shares registered on our Swiss register, holders of our ordinary shares listed on the HKEx, and holders of our ADSs will not receive paper copies of our proxy materials or the Annual Report, unless delivery of paper copies of proxy materials and the Annual Report to any such holder is (i) required by local laws or applicable rules of the relevant stock exchange or (ii) timely requested by any such holder in accordance with the procedures and methods as set forth in the Notice of Internet Availability.
Further information about how to attend and participate in the Annual Meeting in person, vote your shares before or during the Annual Meeting and to submit your questions before and during the Annual Meeting is included in the accompanying Proxy Statement.
The accompanying Proxy Statement and the Annual Report will also be available, free of charge, to the public at www.beonemedicines.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library”, on the U.S. Securities and Exchange Commission website (www.sec.gov), on the Hong Kong Exchanges and Clearing Limited website (www.hkexnews.hk) and on the SSE website (www.sse.com.cn) by the end of April 2026. The form of proxy for use at the Annual Meeting is also enclosed. Such form of proxy is also published on the websites of the Company (www.beonemedicines.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). A form of proxy to be used by holders of the Company’s ordinary shares listed on the STAR Market and traded in RMB (the “RMB shares”) will be published on the SSE website (www.sse.com.cn).
By Order of the Board of Directors,
Chan Lee
Senior Vice President, General Counsel and Corporate Secretary
[       , 2026]
Notice to holders of shares of BeOne Medicines Ltd.:
THIS PROXY STATEMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

Notice is hereby given that the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeOne Medicines Ltd. (the “Company”) will be held on June 11, 2026, at 3:30 p.m. local time, at the offices of Homburger AG, located at Prime Tower, Hardstrasse 201, CH-8005 Zürich, Switzerland.
The purpose of the meeting is to consider and vote on the following:

1.
to approve the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025;

2.
to approve the appropriation of the accumulated loss for fiscal year 2025;

3.
to discharge the members of the Board of Directors and the Executive Management Team from liability for activities during the applicable period under Swiss law;

4.	(a)	to re-elect Dr. Olivier Brandicourt to serve as a director for a term extending until completion of the 2027 annual general meeting;
(b)
to re-elect Dr. Margaret Dugan to serve as a director for a term extending until completion of the 2027 annual general meeting;

(c)
to re-elect Mr. Anthony C. Hooper to serve as a director for a term extending until completion of the 2027 annual general meeting;

(d)
to re-elect Mr. John V. Oyler to serve as a director for a term extending until completion of the 2027 annual general meeting;

(e)
to re-elect Dr. Alessandro Riva to serve as a director for a term extending until completion of the 2027 annual general meeting;

(f)
to re-elect Ms. Shalini Sharp to serve as a director for a term extending until completion of the 2027 annual general meeting;

(g)
to re-elect Dr. Xiaodong Wang to serve as a director for a term extending until completion of the 2027 annual general meeting;

(h)
to elect Dr. Felix J. Baker to serve as a director for a term extending until completion of the 2027 annual general meeting;

(i)
to elect Ms. Elizabeth F. Mooney to serve as a director for a term extending until completion of the 2027 annual general meeting;

(j)
to elect Dr. Charles L. Sawyers to serve as a director for a term extending until completion of the 2027 annual general meeting;

5.
to re-elect Mr. John V. Oyler as Chairman of the Board of Directors for a term extending until completion of the 2027 annual general meeting;

6.	(a)	to re-elect Dr. Margaret Dugan to serve as a member of the Compensation Committee of the Board of Directors for a term extending until completion of the 2027 annual general meeting;
(b)
to elect Ms. Elizabeth F. Mooney to serve as a member of the Compensation Committee of the Board of Directors for a term extending until completion of the 2027 annual general meeting;

7.
to elect the law firm of Schweiger Advokatur/Notariat, Dammstrasse 19, 6300 Zug, Switzerland, as the Independent Voting Representative for a term extending until completion of the 2027 annual general meeting;

8.
to ratify the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 and to re-elect Ernst & Young AG as the Company’s statutory auditor for the fiscal year ending December 31, 2026;

9.
to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2026;

10.
to approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, for the fiscal year ended December 31, 2025;

11.
to approve the maximum aggregate compensation of the Board of Directors under Swiss law for the applicable period;

12.
to approve the maximum aggregate compensation of the Executive Management Team under Swiss law for fiscal year 2027;

13.
to approve, on an advisory basis, the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025;

14.
to approve, on an advisory basis, the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025;

15.	(a)	to approve an amendment and restatement of the Company’s 2016 Share Option and Incentive Plan;
(b)
to approve the consultant sublimit set out in the Company’s amended and restated 2016 Share Option and Incentive Plan;

16.
to approve an amendment and restatement of the Company’s 2018 Employee Share Purchase Plan;

17.
to approve, within the parameters of the HK Listing Rules, the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

18.
to approve, within the parameters of the HK Listing Rules, the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

19.
to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement; and

20.
to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above.

Proposals 1 through 8 and 11 through 14 are being submitted for shareholder approval in accordance and compliance with provisions of Swiss law and the Company’s articles of association (the “Articles of Association”). Proposals 4, 5 and 6 are for the election of directors and relate to the election of directors, the election of the chairman of the Board of Directors and the election of the members of the Compensation Committee of the Board of Directors, each as nominated by the Board of Directors. Proposals 10, 15 and 16 are being submitted for shareholder approval pursuant to the rules of the U.S. Securities and Exchange Commission. Proposals 9 and 15 through 19 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors has fixed 12:00 p.m. Central European Summer Time on May 22, 2026 as the record date. Holders of record of our securities on the record date are entitled to attend and vote at the Annual Meeting and any adjournment or postponement. If you are registered as a shareholder in our share registers as of May 22, 2026, or if you hold our shares in “street name” as of such date, you may grant a proxy to vote on each of the proposals and any modification to any of the proposals or other matter on which voting is permissible under applicable law and which is properly presented at the meeting for consideration. Shareholders not registered in our share registers as of May 22, 2026, will not be entitled to vote or grant proxies to vote at the Annual Meeting even if they are in possession of the proxy materials. Under our Articles of Association, shareholders of record may also grant proxies to a third party, who need not be a shareholder.

If you are a shareholder of record of the ordinary shares, you may vote in person at the Annual Meeting, electronically or by completing a proxy card and submitting it electronically, by mail or by hand. If you are a beneficial owner, you may vote electronically pursuant to the instructions of your broker or nominee by giving voting instructions and authorization pursuant to the instruction of your broker or nominee. Beneficial owners should observe the deadlines to submit voting instructions and authorizations that are set in the instructions of their broker or nominee. If you have timely submitted voting instructions or a properly executed proxy card, your shares will be voted in accordance with your instructions.
If you are a holder of ADSs, you may exercise your right to vote by completing and submitting the proxy card which will be sent, or made available, to you by Citibank, N.A. If your ADSs are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow the directions provided by your broker, bank or other nominee.
The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each director nominee and FOR each other proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.
As of the date of this Proxy Statement, the Board of Directors of the Company is comprised of Mr. John V. Oyler as Chairman and executive director, Dr. Xiaodong Wang as non-executive director, and Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Ms. Shalini Sharp and Mr. Qingqing Yi as independent non-executive directors.
Your vote is important.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy to ensure your vote is counted. As promptly as possible, you are urged to submit your voting instructions electronically through e-mail or mail to Computershare Switzerland Ltd. (for holders of our ordinary shares registered on our Swiss register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 9:30 a.m. New York Time / 3:30 pm. Central European Summer Time / 9:30 p.m. Hong Kong Time, on June 9, 2026 or submit your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m. New York Time, on June 3, 2026 if you wish to exercise your voting rights. Holders of our RMB shares as of May 22, 2026 who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange (“SSE”) trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 11, 2026; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 11, 2026. Holders of our ordinary shares can also attend the Annual Meeting in person to vote on the proposals. Further announcements will be made by the Company on the SSE website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.

BeOne Medicines Ltd.
Proxy Statement for 2026 Annual General Meeting of Shareholders
BeOne 2026 Proxy Statement
i

General Information
BeOne Medicines Ltd.
Proxy Statement
for the 2026 Annual General Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeOne Medicines Ltd. (the “Company”) for use at its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 11, 2026 at 3:30 p.m. local time at the offices of Homburger AG, located at Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland, for the purpose of considering and passing the resolutions specified in the Notice of Annual General Meeting. This Proxy Statement is being mailed to shareholders on or about [           , 2026].
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) by mail, by hand or electronically to the offices of our registrar in Switzerland, Computershare Switzerland Ltd. (the “Swiss Registrar”) (for holders of our ordinary shares registered on our Swiss register of members (the “Swiss Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 9:30 a.m. New York Time / 3:30 p.m. Central European Summer Time / 9:30 p.m. Hong Kong Time, on June 9, 2026, or to Citibank, N.A. (the “Depositary”) (for holders of our ADSs) no later than 10:00 a.m. New York Time, on June 3, 2026.
Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the approval of the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025;

2.
FOR the approval of the appropriation of the accumulated loss for fiscal year 2025;

3.
FOR the discharge of the members of the Board of Directors and the Executive Management Team from liability for activities during the applicable period under Swiss law;

4.	(a)	FOR the re-election of Dr. Olivier Brandicourt to serve as a director for a term extending until completion of the 2027 annual general meeting;
(b)
FOR the re-election of Dr. Margaret Dugan to serve as a director for a term extending until completion of the 2027 annual general meeting;

(c)
FOR the re-election of Mr. Anthony C. Hooper to serve as a director for a term extending until completion of the 2027 annual general meeting;

(d)
FOR the re-election of Mr. John V. Oyler to serve as a director for a term extending until completion of the 2027 annual general meeting;

(e)
FOR the re-election of Dr. Alessandro Riva to serve as a director for a term extending until completion of the 2027 annual general meeting;

(f)
FOR the re-election of Ms. Shalini Sharp to serve as a director for a term extending until completion of the 2027 annual general meeting;

(g)
FOR the re-election of Dr. Xiaodong Wang to serve as a director for a term extending until completion of the 2027 annual general meeting;

(h)
FOR the election of Dr. Felix J. Baker to serve as a director for a term extending until completion of the 2027 annual general meeting;

BeOne 2026 Proxy Statement

General Information
(i)
FOR the election of Ms. Elizabeth F. Mooney to serve as a director for a term extending until completion of the 2027 annual general meeting;

(j)
FOR the election of Dr. Charles L. Sawyers to serve as a director for a term extending until completion of the 2027 annual general meeting;

5.
FOR the re-election of Mr. John V. Oyler as Chairman of the Board of Directors for a term extending until completion of the 2027 annual general meeting;

6.	(a)	FOR the re-election of Dr. Margaret Dugan to serve as a member of the Compensation Committee of the Board of Directors for a term extending until completion of the 2027 annual general meeting;
(b)
FOR the election of Ms. Elizabeth F. Mooney to serve as a member of the Compensation Committee of the Board of Directors for a term extending until completion of the 2027 annual general meeting;

7.
FOR the election of the law firm, Schweiger Advokatur/Notariat, as the Independent Voting Representative for a term extending until completion of the 2027 annual general meeting;

8.
FOR the ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 and the re-election of Ernst & Young AG as the Company’s statutory auditor for the fiscal year ending December 31, 2026;

9.
FOR the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2026;

10.
FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, for the fiscal year ended December 31, 2025;

11.
FOR the approval of the compensation of the Board of Directors under Swiss law for the period between the Annual Meeting and the 2027 annual general meeting;

12.
FOR the approval of the compensation of the Executive Management Team under Swiss law for fiscal year 2027;

13.
FOR the approval, on an advisory basis, of the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025;

14.
FOR the approval, on an advisory basis, of the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025;

15.	(a)	FOR the approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan;
(b)
FOR the approval of the consultant sublimit in the Fifth Amended and Restated 2016 Share Option and Incentive Plan;

16.
FOR the approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan;

17.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

18.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the RMB shares and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement; and

19.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to

BeOne 2026 Proxy Statement

General Information
a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then- outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement.
20.
FOR the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above.

Proposals 1 through 8 and 11 through 14 are being submitted for shareholder approval in accordance and compliance with provisions of Swiss law and our Articles of Association. Proposals 4, 5 and 6 are for the re-election of directors, the re-election of the chairman of the Board of Directors and the re-election of the members of the Compensation Committee of the Board of Directors, each as nominated by the Board of Directors. Proposals 10, 15 and 16 are being submitted for shareholder approval pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”). Proposals 9 and 17 through 19 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise. In this Proxy Statement, the terms “BeOne,” “we,” “us,” and “our” refer to BeOne Medicines Ltd. and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our registered office is c/o BeOne Medicines I GmbH, Aeschengraben 27, 4051 Basel, Switzerland.
Please note that while our proxy materials and our Annual Report are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document or the Annual Report.
Internet Availability of Proxy Materials
We are distributing the proxy materials and the Annual Report to each holder of our ordinary shares registered on our Swiss Register or listed on the HKEx as of the close of business on April 20, 2026 via the Internet under the “Notice and Access” method allowed by the rules of the SEC. This method expedites your receipt of proxy materials and the Annual Report, is more environmentally friendly conserving natural resources and reduces the Company’s distribution costs. On or about [           , 2026], we intend to mail to holders of our ordinary shares registered on our Swiss Register and holders of our ordinary shares listed on the HKEx the Notice of Internet Availability containing instructions on how to access and review the proxy materials and the Annual Report because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements. If you prefer to receive printed copies of the proxy materials and the Annual Report in the mail, please follow the instructions in the Notice of Internet Availability to request those materials. Holders of our ADSs listed on the Nasdaq Global Select Market will receive the Notice of Internet Availability through the Depositary, with instructions for accessing the proxy statement, ADS voting instruction card and the Annual Report online and for requesting a paper or email-copy of our proxy statement, ADS voting instruction card and Annual Report if desired. The Notice of Internet Availability for ADS holders will be mailed on or about [           , 2026]. Any additional holders of our ordinary shares or our ADSs as of 12:00 p.m., Central European Summer Time on May 22, 2026, but who were not holders as of April 20, 2026, will receive the Notice of Internet Availability as soon as practicable after May 22, 2026.
Holders of our ordinary shares traded in Renminbi listed on the STAR Market will receive printed copies of the proxy materials and the Annual Report in the mail, which will be mailed on or about [             , 2026].
BeOne 2026 Proxy Statement

General Information
Shareholders Entitled to Vote; Record Date
May 22, 2026 is the record date (the “Record Date”) for the Annual Meeting. If you are registered as a shareholder in our share registers as of 12:00 p.m., Central European Summer Time, May 22, 2026, or if you hold our shares in “street name” as of such date, you are entitled to vote at the Annual Meeting and may grant a proxy to vote on each of the proposals and any modification to any of the proposals or other matter on which voting is permissible under applicable law and which is properly presented at the meeting for consideration. Shareholders not registered in the Company’s share registers as of the Record Date will not be entitled to vote or grant proxies to vote at the Annual Meeting even if they are in possession of the proxy materials.
As of the close of business on April 20, 2026, we had [•] outstanding ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting, except as provided in this Proxy Statement. On April 20, 2026, [•] of the [•] outstanding ordinary shares were held in the name of the Depositary as depositary for the ADSs, which issues Company-sponsored American Depositary Receipts, evidencing [•] ADSs that in turn each represent 13 of our ordinary shares, and [115,055,260] of the outstanding ordinary shares were RMB shares.
Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder, and each ADS (representing 13 ordinary shares) is entitled to 13 votes. For the avoidance of doubt and for the purpose of the HK Listing Rules, under Swiss law, ordinary shares held by the Company itself or any of its subsidiaries, if any (referred to as “treasury shares”), do not confer voting rights at the Annual Meeting.
Attendance
If you meet the above criteria to vote at our Annual Meeting, you may attend the Annual Meeting and will have an opportunity to ask questions during the Annual Meeting. If you are a registered holder of our shares, please follow the instructions included in your proxy materials or on your proxy card to access the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, in order to be admitted you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, and bring it to the Annual Meeting in order to vote.
If you wish to attend the Annual Meeting in person, you must present valid, government-issued picture identification. A shareholder is entitled to validly appoint another person (who need not be a shareholder) as its, his or her proxy or representative to attend and vote at the Annual Meeting on behalf of the shareholder. A shareholder may only appoint one proxy to attend the Annual Meeting. For safety and security reasons, no cameras, recording equipment, cellular telephones, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. No banners, signs, firearms or weapons will be allowed, and we reserve the right to inspect all items.
All questions or remarks must comply with the rules of conduct for the Annual Meeting and be relevant to the business of the company or to the business of the Annual Meeting and briefly stated. Questions relevant to Annual Meeting matters will be answered during the meeting, subject to time constraints, if appropriate.
Quorum
Our Articles of Association provide that at least a majority of all the shares entitled to vote being present or represented at the commencement of the meeting shall constitute a quorum for purposes of convening the Annual Meeting. “Broker non-votes” will be counted as present for the purpose of determining whether there is a required quorum at the meeting.
Independent Voting Representative
Swiss law requires public companies to appoint an Independent Voting Representative, to whom shareholders of record (including nominees) can give a proxy to vote on their behalf as well as voting instructions. Because the Annual Meeting is our first annual general meeting as a Swiss company, our Board of Directors has appointed the Independent Voting Representative for the Annual Meeting. In subsequent annual general meetings, shareholders
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General Information
will be asked to elect the Independent Voting Representative at each annual general meeting. Our Independent Voting Representative is Schweiger Advokatur/Notariat, and you may contact the Independent Voting Representative at c/o Schweiger Advokatur / Notariat, RA Mathias Wetzel, Dammstrasse 19, 6300 Zug, Switzerland. Voting instructions provided by our shareholders will be provided to the Independent Voting Representative to be voted at the Annual Meeting.
Voting
A resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or represented by proxy at a general meeting, unless a different voting standard is required by law, the applicable stock exchange rules or the Articles of Association.
Approval of Proposals 1 through 20 requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or represented by proxy at the Annual Meeting. Notwithstanding the foregoing: (1) with respect to Proposal 3, Swiss law provides that members of the Board of Directors and the Executive Management Team and their representatives and entities controlled by them are not entitled to vote on such proposal; (2) with respect to Proposals 15(a), 15(b) and 16, HK Listing Rules require Mr. John V. Oyler and Dr. Xiaodong Wang, together with their associates, to refrain or abstain from voting in favor of such proposals; and (3), with respect to Proposal 19, HK Listing Rules require Amgen to refrain or abstain from voting on such proposal. Additional details are set forth in the descriptions of the applicable proposals below.
Persons who hold our ordinary shares directly on the Swiss Register on the Record Date must (1) give voting instructions and authorization to the Independent Voting Representative (a) by mail or by hand to the offices of the Swiss Registrar: Computershare Switzerland Ltd., P.O. Box, Ch-4601, Olten, Switzerland, or (b) by email to the Swiss Registrar at generalversammlung@computershare.ch; or (2) attend the Annual Meeting in person (or by proxy) to vote on the proposals.
Persons who hold our ordinary shares directly on the HK Register on the Record Date must (1) return an executed form of proxy (a) by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong, or (b) by e-mail to the HK Registrar at BeOne@computershare.com.hk; or (2) attend the Annual Meeting in person (or by proxy) to vote on the proposals.
Persons who hold RMB shares listed on the STAR Market on the Record Date must either (1) vote through the online voting systems of the SSE; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of RMB shares as of the Record Date who wish to exercise their voting rights can vote either through (a) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. –  11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 11, 2026; or (b) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 11, 2026. Further announcement will be made by the Company on the SSE website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.
Persons who own our ordinary shares on the Swiss Register as of the Record Date through a brokerage firm, bank or other financial institution (“beneficial owners”) must return voting instructions and authorization pursuant to the instructions of your broker or nominee and should use the portal designated by your broker or nominee. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares unvoted (a “broker non-vote”). Beneficial owners should observe the deadlines to submit voting instructions and authorizations that are set in the instructions of their broker or nominee.
If you have timely submitted voting instructions or a properly executed proxy card, your shares will be voted by the Independent Voting Representative according to your instructions.
BeOne 2026 Proxy Statement

General Information
Persons who hold ADSs as of the Record Date may exercise their right to vote by completing and submitting an instruction card which will be sent, or made available, to you by the Depositary.
If your ADSs are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow the directions provided by your broker, bank or other nominee. Pursuant to the Amended and Restated Deposit Agreement, dated as of May 27, 2025 (the “Deposit Agreement”), by and among the Depositary, the Company and the holders and beneficial owners of ADSs, the Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, the Articles of Association and the deposited securities, to vote or cause the custodian to vote, the registered shares represented by such Holder’s ADSs in accordance with the voting instructions received from the Holders of ADSs.
If the Depositary (i) does not receive instructions from a Holder as of the Record Date on or before the date established by the Depositary for such purpose, or (ii) receives instructions from the holders of ADSs as of the Record Date on or before the date established by the Depositary for such purpose but such voting instructions fail to specify the manner in which the Depositary is to vote, such holder will be deemed, and the Depositary will (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depositary to instruct the custodian in accordance with the voting recommendations of the Company’s Board of Directors as specified in the Proxy Statement and the proxy card for the Annual Meeting; provided, however, that no such voting instructions will be given by the Depositary or the custodian (x) if the Company has not provided to the Depositary the Proxy Statement containing the Board’s voting recommendations, or (y) if the Company informs the Depositary that (A) the Company does not wish such proxy to be given, (B) substantial opposition exists, or (C) the rights of holders of the registered shares of the Company may be materially adversely affected. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on June 3, 2026.
Citibank, N.A. serves as our ADS depositary bank. Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A. — ADR Shareholder Services by telephone: +1-877-248-4237 (toll-free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724. Citibank, N.A. will collect all votes properly submitted by ADS holders and submit a vote to the Independent Voting Representative on behalf of all ADS holders.
Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under applicable stock exchange rules but not with respect to “non-routine” matters. Other than Proposals 1, 2, 3, 7, 8, 13 and 14 all other proposals are considered to be “non-routine” under applicable stock exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 1, 2, 3, 7, 8, 13 and 14 are considered to be “routine” under applicable stock exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposals 1, 2, 3, 7, 8, 13 and 14. Broker non-votes will be counted for the purpose of determining the presence of a quorum. Broker non-votes and abstentions will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained (1) the Swiss Registrar to hold and maintain our Swiss Register and (2) the HK Registrar to hold and maintain our HK Register. The Swiss Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy or instruction form submitted to them by mail or electronically (if applicable) and deliver such information to the Independent Voting Representative, who will cast the vote at the Annual Meeting in accordance with the instructions received. If you sign and return your completed form of proxy or instruction form but do not indicate more specific instructions for voting, you will be deemed to have instructed the Independent Voting Representative to vote your shares in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of the Annual Meeting. If any modifications to agenda items or proposals identified in this Proxy Statement or other matters on which voting is permissible under Swiss law are properly presented at the Annual Meeting for consideration, in the absence of other specific instructions, you will be deemed to have instructed the Independent Voting Representative to vote in accordance with the recommendations of the Board of Directors.
BeOne 2026 Proxy Statement

General Information
We encourage holders of record to vote by proxy by mail, electronically or by delivering by hand an executed form of proxy or instruction form in accordance with the instructions and deadlines above. Submitting voting instructions in advance of the Annual Meeting will ensure that your shares will be voted at the Annual Meeting and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Beneficial owners who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the Annual Meeting and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
We have appointed representatives of Homburger AG to tabulate and certify the vote.
Revocability of Proxy
You may revoke your enclosed form of proxy at any time before the final vote at the Annual Meeting.
For holders of ordinary shares, you may do so by: (1) executing and delivering to the Swiss Registrar or the HK Registrar, as applicable, a later-dated proxy electronically, by mail or by hand pursuant to the instructions above until 9:30 a.m. New York Time / 3:30pm Swiss Time / 9:30 p.m. Hong Kong Time on June 9, 2026; or (2) voting in person at the Annual Meeting. Beneficial owners of our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution, as applicable, for information on how to do so.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote your ADSs.
No Appraisal Rights
Our shareholders have no rights under Swiss Law or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner.
Under Swiss law and our Articles of Association, shareholders who hold, alone or together, at least 0.5% of the share capital or votes and are so recorded in our share registers may request in writing that an item or proposal be included on the agenda for an annual general meeting of shareholders. The request must be received at our
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General Information
registered office at least 120 calendar days prior to the one-year anniversary of the date that the Company’s proxy statement was filed in connection with the previous year’s annual general meeting. In the event that the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then request for inclusion of an item on the agenda must be requested not fewer than the later of (a) 150 days prior to the date of the contemplated annual general meeting, or (b) the date that is 10 days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual general meeting. Any such requests and a copy of all notices of proposals by shareholders should be sent to our Corporate Secretary at Aeschengraben 27, 21st Floor, 4051 Basel, Switzerland, Attention: Corporate Secretary.
In order to be considered for inclusion in the proxy statement for the 2027 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than [           , 2027], and must otherwise comply with the requirements of our Articles of Association and of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2027, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than [           , 2027].
Additionally, a qualifying shareholder may submit a nominee for inclusion in the proxy materials to serve on the Board of Directors, and notice of such nomination must be received at our registered office at least 120 calendar days prior to the one-year anniversary of the date that the Company’s proxy statement was filed in connection with the previous year’s annual general meeting. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be given by the later of (a) the close of business on the date that is 180 days prior to such other meeting date and (b) the tenth day following the date that we publicly disclose such other meeting date. In such event, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”), and on the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk) and the SSE website (www.sse.com.cn).
In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
Any shareholder wishing to submit a director nominee for inclusion in the Company’s 2027 proxy statement should provide the nominee information within the timeframe set forth by our articles and SEC rules.
Results of Annual Meeting
Results of the Annual Meeting will be posted on the Company’s website (www.beonemedicines.com), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk), on the SSE website (www.sse.com.cn) upon the conclusion of the Annual Meeting, and on the SEC website (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the Annual Meeting.
BeOne 2026 Proxy Statement

Overview of Proposals
This Proxy Statement contains the following 20 proposals requiring shareholder action:
Proposal 1 requests the approval of the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025;
Proposal 2 requests the approval of the appropriation of the accumulated loss for fiscal year 2025;
Proposal 3 requests the discharge of the members of the Board of Directors and the Executive Management Team from liability for activities during the applicable period;
Proposals 4(a) through 4(j) request the election of our director nominees, each for a term extending until completion of the 2027 annual general meeting;
Proposal 5 requests the re-election of Mr. John V. Oyler as the Chairman of the Board of Directors for a term extending until completion of the 2027 annual general meeting;
Proposals 6(a) through 6(b) request the election of the members of the Compensation Committee, each for a term extending until completion of the 2027 annual general meeting;
Proposal 7 requests the election of the law firm of Schweiger Advokatur/Notariat as the Independent Voting Representative for a term extending until the completion of the 2027 annual general meeting;
Proposal 8 requests ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2026, and the re-election of Ernst & Young AG as the Company’s statutory auditor for the fiscal year ending December 31, 2026;
Proposal 9 requests the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2026;
Proposal 10 requests the approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, for the fiscal year ended December 31, 2025;
Proposal 11 requests the approval of the maximum aggregate compensation of the Board of Directors under Swiss law for the applicable period;
Proposal 12 requests the approval of the maximum aggregate compensation for the Executive Management Team under Swiss law for fiscal year 2027;
Proposal 13 requests the approval, on an advisory basis, of the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025;
Proposal 14 requests the approval, on an advisory basis, of the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025;
Proposals 15(a) and 15(b) request the approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan and the consultant sublimit set out therein;
Proposal 16 requests the approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan;
Proposal 17 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue or allot with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 18 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury
BeOne 2026 Proxy Statement

Overview of Proposals
shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 19 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement; and
Proposal 20 requests the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above.
Proposals 1 through 8 and 11 through 14 are being submitted for shareholder approval in accordance and compliance with provisions of Swiss law and the Company’s Articles of Association. Proposals 4, 5 and 6 are for the election of directors, the re-election of the chairman of the Board of Directors and the election of the Compensation Committee of the Board of Directors, each as nominated by the Board of Directors. Proposals 10, 15 and 16 are being submitted for shareholder approval pursuant to the rules of the U.S. Securities and Exchange Commission. Proposals 9 and 15 through 19 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. Each of the proposals are discussed in more detail in the pages that follow.
BeOne 2026 Proxy Statement

Proposal 1. Approval of the Audited Swiss Statutory Standalone Financial Statements and the Audited Swiss Statutory Consolidated Financial Statements of the Company
Under Swiss law, the management report (except where a company establishes consolidated financial statements pursuant to a recognized international accounting standards, such as accounting principles generally accepted in the United States of America (“U.S. GAAP”)), the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of a public company with regard to the preceding financial year must be submitted to shareholders for approval at each annual general meeting. As a result, shareholders are being asked to approve our audited Swiss statutory standalone financial statements and audited Swiss statutory consolidated financial statements for the fiscal year ended December 31, 2025. Our audited Swiss statutory consolidated financial statements are prepared in accordance with U.S. GAAP, and therefore, we are not required to submit the management report for shareholder vote.
Copies of our audited Swiss statutory standalone financial statements and our audited Swiss statutory consolidated financial statements for the fiscal year ended December 31, 2025, together with the audit reports by Ernst & Young AG, our statutory auditor pursuant to the Swiss Code of Obligations (the “Swiss Code”), are available, along with this Proxy Statement, through the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn, and on our website at https://ir.beonemedicines.com/filings-financials/financial-document-library.
In its reports, Ernst & Young AG recommended without qualification that our audited Swiss statutory standalone financial statements and our audited Swiss statutory consolidated financial statements for the fiscal year ended December 31, 2025, be approved. Ernst & Young AG expresses its opinion that the audited Swiss statutory consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2025 and the Company’s consolidated results of its operations and its cash flows in the period ended December 31, 2025, in accordance with U.S. GAAP and Swiss law. Ernst & Young AG further expresses its opinion and confirms that the Swiss statutory standalone financial statements, which comprise the balance sheet as of December 31, 2025, and the income statement for the period from May 27, 2025 to December 31, 2025, comply with Swiss law and our Articles of Association.
If shareholders do not approve this proposal, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders but is not required to do so.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 1 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR the approval of the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements for the fiscal year ended December 31, 2025.

BeOne 2026 Proxy Statement

Proposal 2. Approval of the Appropriation of the Accumulated Loss for Fiscal Year 2025
Under Swiss law and the Articles of Association, the appropriation of the financial results as set forth in the Company’s Swiss statutory standalone (i.e., non-consolidated) financial statements must be submitted to shareholders for approval at each annual general meeting of shareholders. The Board of Directors proposes to carry forward the accumulated loss resulting from the following appropriation of financial results as follows:
Proposed Appropriation of Accumulated Loss
Losses brought forward	$(7,551,008)
Losses for the period	$(89,007)
Total accumulated loss available to the Annual Meeting	$(7,640,015)
Resolution proposed by the Board of Directors:
RESOLVED, that the accumulated loss of $(7,640,015) shall be carried forward.
Our audited standalone statutory financial statements for the fiscal year ended December 31, 2025, are available on our website at https://ir.beonemedicines.com/filings-financials/financial-document-library.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 2 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 2 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the carry forward of the accumulated loss for the fiscal year ended December 31, 2025.
BeOne 2026 Proxy Statement

Proposal 3. Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During the Applicable Period
In accordance with Article 698, paragraph 2, item 7 of the Swiss Code of Obligations, it is customary for Swiss companies to request shareholders at the annual general meeting to discharge the members of the Board of Directors and the Executive Management Team from personal liability for their activities during the preceding fiscal year.
Accordingly, shareholders are being requested to grant the members of the Board of Directors and of the Executive Management Team discharge from personal liability for their activities from the effective date of the change of our jurisdiction of incorporation from the Cayman Islands to Switzerland, May 27, 2025, to December 31, 2025. Discharge from personal liability pursuant to the proposed resolution is only effective as to activities, for which facts have been disclosed to shareholders (including through any publicly available information, whether or not included in our filings with the SEC), and such discharge only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that the shareholders have approved this proposal. This discharge is not for liability relating to facts that have not been disclosed to shareholders. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within twelve months after the approval of the proposal. After the expiration of the twelve-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against members of the Board or Executive Management Team with respect to activities during the applicable period. Notwithstanding the foregoing, members of the Board of Directors and the Executive Management Team will remain subject to applicable law, including rules, regulations and policies relating to executive compensation recoupment and clawback rules or policies.
Our Executive Management Team consists of the Chief Executive Officer, the Chief Financial Officer and such other officers expressly designated by the Board to be members of the Executive Management Team. The Board has designated Mr. John V. Oyler, Mr. Aaron Rosenberg, Dr. Xiaobin Wu, Dr. Lai Wang, Mr. Chan Lee, and Dr. Xiaodong Wang as the members of the Executive Management Team.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 3 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 3 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. Members of the Board of Directors and the Executive Management Team and their representatives and entities controlled by them are not entitled to vote on this proposal.

The Board of Directors recommends that shareholders vote FOR the discharge of the members of the Board of Directors and the Executive Management Team from liability for activities during the applicable period.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Pursuant to Swiss law and our Articles of Association, our shareholders shall elect the members of our Board of Directors individually for a term of office extending until the completion of the next annual general meeting of shareholders. Upon the expiration of the term, each director nominated by the Board of Directors shall be eligible for re-election at the annual general meeting of shareholders. Our Articles of Association provide that the Board of Directors shall consist of not fewer than three directors. We have no provisions relating to the retirement of directors upon reaching a specified age.
For so long as our ordinary shares or ADSs are listed on the HKEx and the Nasdaq Global Select Market (“Nasdaq”), respectively, our directors are required to comply with the director nomination procedures prescribed by Nasdaq rules and the HK Listing Rules, and the Board of Directors is required to include at least such number of independent directors as required by Nasdaq rules and the HK Listing Rules. Under the Swiss Code of Best Practice for Corporate Governance, non-binding guidelines and recommendations of economiesuisse, a business organization, it is recommended that the majority of the members of the board of directors are independent members.
The terms of our current directors will expire on the date of the 2026 Annual Meeting. Our current directors are Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. John V. Oyler, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Ms. Shalini Sharp, Dr. Xiaodong Wang and Mr. Qingqing Yi. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), the Board of Directors nominates the following persons, to stand for election by shareholders: Dr. Felix J. Baker, Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony C. Hooper, Ms. Elizabeth F. Mooney, Mr. John V. Oyler, Dr. Alessandro Riva, Dr. Charles L. Sawyers, Ms. Shalini Sharp and Dr. Xiaodong Wang. If elected, each nominee will serve as a director until the completion of the annual general meeting of shareholders in 2027, subject to his or her earlier resignation or removal. Mr. Goller, Mr. Krishana, Dr. Sanders and Mr. Yi will not stand for re-election at the Annual Meeting, and his or her respective term will expire on the date of the Annual Meeting. As a result, the size of the Board of Directors will be reduced to 10 members. We thank Mr. Goller, Mr. Krishana, Dr. Sanders and Mr. Yi for their exemplary service on our Board of Directors.
We have received from each of Dr. Brandicourt, Dr. Dugan, Mr. Goller, Mr. Hooper, Ms. Mooney, Mr. Krishana, Dr. Riva, Dr. Sawyers, Dr. Sanders, Ms. Sharp and Mr. Yi a confirmation of independence pursuant to Rule 3.13 of the HK Listing Rules and consider each of them independent under Nasdaq rules and the HK Listing Rules. We consider Dr. Baker independent under Nasdaq rules.
The names of and certain information about our directors are set forth below. There are no family relationships among any of our directors or executive officers.
Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led the Board of Directors to conclude that each such person nominated to serve or currently serving on the Board of Directors should serve as a director. We do not enter into service contracts with our directors. Except as disclosed herein, there is no additional information required to be disclosed pursuant to Rule 13.51(2) of the HK Listing Rules and there are no other matters concerning the directors that need to be brought to the attention of the shareholders for purposes of the Annual Meeting.
BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Director Nominees for Election for a Term Ending at the 2027 Annual General Meeting
The names of our director nominees and certain information about each as of April 20, 2026 are set forth below.
Name	Position(s)	Director Since	Age
Dr. Olivier Brandicourt	Director	2024	70
Dr. Margaret Dugan	Director	2022	69
Mr. Anthony C. Hooper	Director	2020	71
Mr. John V. Oyler	Director	2010	58
Dr. Alessandro Riva	Director	2022	65
Ms. Shalini Sharp	Director	2024	51
Dr. Xiaodong Wang	Director	2016	63
Dr. Felix J. Baker	Director Nominee	—	57
Ms. Elizabeth F. Mooney	Director Nominee	—	57
Dr. Charles L. Sawyers	Director Nominee	—	67
BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Olivier Brandicourt
Member of the Board of Directors, BeOne Medicines Ltd.
Age: 70 Director Since: Jan. 2024	Committees: Audit Committee Commercial and Medical Affairs Advisory Committee

Experience:
2019 – Present:	Blackstone Life Sciences (Senior Advisor)
2015 – 2019:	Sanofi S.A. (Chief Executive Officer)
Prior:	Bayer HealthCare AG (Chief Executive Officer) Pfizer Inc. (Executive Leadership Team Member and President and General Manager of the Emerging Markets and Established Products business unit)
Other Public Company Directorships: 2020 – Present: Alnylam Pharmaceuticals, Inc. 2025 – Present: Vaxcyte, Inc.	Former Public Company Directorships: N/A

Qualifications:
Dr. Brandicourt studied medicine in Paris, specializing in Infectious Diseases and Tropical Medicine at the University of Paris V. He holds an advanced degree in Cellular and Immunological Pathophysiology from Paris Descartes University and a Master’s Degree in Biology from the University of Paris XII. We believe that Dr. Brandicourt’s extensive global operational, commercial and senior management experience in the healthcare sector qualifies him to serve as a member of the Board of Directors.

As of April 20, 2026, Dr. Brandicourt was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Margaret Dugan
Member of the Board of Directors, BeOne Medicines Ltd.
Age: 69 Director Since: Feb. 2022	Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee (Chair) Scientific Advisory Committee

Experience:
2025 – Present:	Whitehawk Therapeutics, Inc. (Chief Medical Officer)
2025 – Present:	Schrödinger, Inc. (Medical Consultant)
2023 – Present:	Dracen Pharmaceuticals (Medical Consultant)
2023 – 2025:	Schrödinger, Inc. (Chief Medical Officer)
2021 – 2024:	SonALAsense Pharmaceuticals (Senior Medical Consultant 2021 – 2022; Scientific Advisory Board Member 2021 – 2024)
2018 – Present:	Salarius Pharmaceuticals (Senior Medical Advisor and Consultant)
Prior:
Novartis Pharmaceuticals Corp. (Senior Vice President of Clinical Development)
Dracen Pharmaceuticals (Chief Medical Officer)
Schering-Plough (Director, Oncology Clinical Research)
American Cyanamid (Deputy Director, Clinical Research, Oncology)
New York University Medical Center (Research Fellow, Hematology and Oncology Clinical Trials)

Other Public Company Directorships: N/A	Former Public Company Directorships: N/A

Qualifications:
Dr. Dugan received her B.A. from New York University in 1977 and her M.D. in hematology and oncology from New York University in 1981. We believe that Dr. Dugan’s extensive scientific and leadership experience in the healthcare sector qualifies her to serve on the Board of Directors.
As of April 20, 2026, Dr. Dugan was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Anthony C. Hooper
Member of the Board of Directors, BeOne Medicines Ltd.
Age: 71 Director Since: Jan. 2020	Committees: Audit Committee Commercial and Medical Affairs Advisory Committee (Chair) Nominating and Corporate Governance Committee (Chair)

Experience:
2020 – 2024:	Amgen Inc. (Consultant)
Prior:
Amgen Inc. (Executive Vice President, Global Commercial Operations)
Bristol Myers Squibb Company (Senior Vice President, Commercial Operations and President, U.S., Japan and Intercontinental; President, Americas; and President, U.S. Pharmaceuticals, Worldwide Pharmaceuticals Group)
Wyeth Laboratories (Assistant Vice President of Global Marketing)

Other Public Company Directorships: 2020 – Present: MannKind Corporation	Former Public Company Directorships: N/A

Qualifications:
Mr. Hooper earned his law and MBA degrees from the University of South Africa in 1978 and 1988, respectively. We believe Mr. Hooper’s extensive experience and knowledge in the healthcare sector and broad international experience in pharmaceutical commercial operations qualify him to serve on the Board of Directors.

As of April 20, 2026, Mr. Hooper was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
John V. Oyler
Chairman of the Board of Directors, BeOne Medicines Ltd.
Age: 57 Director Since: Oct. 2010	Committees: N/A

Experience:
2010 – Present:	BeOne Medicines Ltd. (Co-Founder, Chairman and Chief Executive Officer)
Prior:
BioDuro, LLC (President and Chief Executive Officer)
Galenea Corp. (Chief Executive Officer)
Telephia, Inc. (Founder and President)
Genta, Inc. (Co-Chief Executive Officer)
McKinsey & Company (Management Consultant)

Other Public Company Directorships: N/A	Former Public Company Directorships: N/A
Qualifications:

Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996. We believe that Mr. Oyler’s extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development of pharmaceutical products, qualify him to serve as a member of the Board of Directors.

As of April 20, 2026, Mr. Oyler was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Alessandro Riva
Member of the Board of Directors, BeOne Medicines Ltd.
Age: 65 Director Since: Feb. 2022	Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee (Co-Chair)

Experience:
2023 – Present:	Transgene S.A. (Chairman and Chief Executive Officer)
2021 – 2023:	Intima Bioscience (Chief Executive Officer)
2019 – 2021:	Ichnos Sciences (Chief Executive Officer)
2017 – 2019:	Gilead Sciences (Executive Vice President and Global Head of Oncology Therapeutics and Cell & Gene Therapy)
Prior:
Novartis Pharmaceuticals (Executive Vice President and Global Head of Oncology Development and Medical Affairs)
Novartis Oncology (Ad-Interim President)
Breast Cancer International Research Group (Co-Founder)
Cancer International Research Group (Co-Founder and Chief Executive Officer)
Farmitalia Carlo Erba Rhône-Poulenc Rorer Aventis

Other Public Company Directorships: 2021 – Present: Century Therapeutics, Inc. 2022 – Present: Transgene SA (Chair) 2025 – Present: Bicycle Therapeutics plc	Former Public Company Directorships: N/A

Qualifications:
Dr. Riva received his M.D. in medicine and surgery from the University of Milan and board certification in oncology and hematology from the same institution. We believe that Dr. Riva’s extensive scientific and management experience in the healthcare sector qualifies him to serve on the Board of Directors.

As of April 20, 2026, Dr. Riva was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Shalini Sharp
Member of the Board of Directors, BeOne Medicines Ltd.
Age: 51 Director Since: Sept. 2024	Committees: Audit Committee (Chair) Nominating and Corporate Governance Committee

Experience:
2012 – 2020:	Ultragenyx Pharmaceutical Inc. (Executive Vice President and Chief Financial Officer)
2006 – 2012:	Agenus, Inc. (Chief Financial Officer)
Prior:	Elan Pharmaceuticals (Strategic Planning, Chief of Staff) The Goldman Sachs Group, Inc. (Summer Associate, Investment Banking) McKinsey & Co. (Consultant)
Other Public Company Directorships: 2020 – Present: Neurocrine Biosciences, Inc. 2021 – Present: Organon & Co. 2024 – Present: Septerna, Inc.	Former Public Company Directorships: Mirati Therapeutics, Inc. Sutro Biopharma, Inc. Precision Biosciences, Inc. Panacea Acquisition Corp.

Qualifications:
Ms. Sharp received her B.A. from Harvard College and an M.B.A. from Harvard Business School. We believe Ms. Sharp is qualified to serve on our Board of Directors because of her extensive experience and expertise in financial management and executive leadership at various biopharmaceutical companies, as well as her service on the boards of directors of numerous companies.
As of April 20, 2026, Ms. Sharp was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Xiaodong Wang
Co-Founder, Chairman of the Scientific Advisory Board and Member of the Board of Directors, BeOne Medicines Ltd.
Age: 63 Director Since: Feb. 2016	Committees: Scientific Advisory Committee (Co-Chair)

Experience:
2020 – Present:	Tsinghua University (Chair Professor)
2013 – Present:	Chinese Academy of Sciences (Foreign Associate)
2010 – Present:	BeOne Medicines Ltd. (Co-Founder)
2004 – Present:	National Academy of Science, USA (Member)
2003 – Present:	National Institute of Biological Sciences in Beijing (Founding Co-Director; Director and Investigator)
Prior:
Joyant Pharmaceuticals, Inc. (Founder)
University of Texas Southwestern Medical Center (George L. MacGregor Distinguished Chair Professor in Biomedical Sciences)
Howard Hughes Medical Institute (Investigator)

Other Public Company Directorships: 2021 – Present: Clover Biopharmaceutical, Ltd.	Former Public Company Directorships: N/A

Qualifications:
Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has served as a member of the National Academy of Science, USA since 2004 and as a foreign associate of the Chinese Academy of Sciences since 2013. We believe that Dr. Wang’s extensive experience in cancer drug research, combined with his experience in the biotech industry, qualifies him to serve as a member of the Board of Directors.
As of April 20, 2026, Dr. Wang was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Felix J. Baker
Director Nominee
Age: 57	Expected Committee Membership(s): N/A

Experience:
2000 – Present:	Baker Bros. Advisors LP (Managing Member and Co-Founder)

Other Public Company Directorships:
2015 – Present: Kodiak Sciences Inc.
2015 – Present: Kiniksa Pharmaceuticals International, plc
2024 – Present: Kymera Therapeutics, Inc.
2024 – Present: Bicycle Therapeutics plc
Former Public Company Directorships: Seagen, Inc. IGM Biosciences, Inc.

Qualifications:
Dr. Baker received a B.S. and a Ph.D. in Immunology from Stanford University in 1991 and 1998, respectively. We believe Dr. Baker’s extensive experience in the biotechnology industry and experience working with and serving on the board of directors of numerous biotechnology and pharmaceutical companies qualify him to serve on the Board of Directors.
As of April 20, 2026, Dr. Baker was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Elizabeth F. Mooney
Director Nominee
Age: 57	Expected Committee Membership(s): Audit Committee Compensation Committee

Experience:
2004 – 2024:	Capital Group Companies (Partner, Capital Strategy Research)
Prior:	RCM Capital Management, LLC, now VOYA Financial, Inc. (Equity Analyst and Portfolio Manager) Deloitte Touche Tohmatsu Limited (Senior Auditor)
Other Public Company Directorships: N/A	Former Public Company Directorships: N/A

Qualifications:
Ms. Mooney received a B.A. degree in Economics from The University of Michigan in 1991 and an M.S. in Accountancy from DePaul University in 1993. We believe Ms. Mooney’s extensive experience in finance and knowledge of board governance qualifies her to serve on the Board of Directors.
As of April 20, 2026, Ms. Mooney was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Dr. Charles L. Sawyers
Director Nominee
Age: 67	Expected Committee Membership(s): Nominating and Corporate Governance Committee Scientific Advisory Committee

Experience:
2008 – Present:	Howard Hughes Medical Institute (Investigator)
2008 – Present:	Weill Cornell Graduate School of Medical Sciences (Professor of Medicine)
2006 – Present:	Memorial Sloan Kettering Cancer Center (Chair of the Human Oncology and Pathogenesis Program)
Prior:	University of California, Los Angeles (Associate Chief, Division of Hematology-Oncology)
Other Public Company Directorships: N/A	Former Public Company Directorships: Novartis AG

Qualifications:
Dr. Sawyers received a B.A. degree in History from Princeton University in 1981 and an M.D. from Johns Hopkins University School of Medicine in 1985. Dr. Sawyers has been a member of our Scientific Advisory Board. We believe Dr. Sawyers is qualified to serve on our Board of Directors as he is a highly accomplished expert and leader in cancer research and possesses a deep understanding of both the benefits and accessibility of medicines for patients.
As of April 20, 2026, Dr. Sawyers was interested in [      ] ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Nomination Policy and Procedure for Non-Executive Directors
When nominating candidates for election to the Board of Directors, the Nominating Committee of the Board of Directors evaluates skills, knowledge and experience required by the Board of Directors, and identifies if there are any special requirements for the vacancy.
The Nominating Committee identifies appropriate candidates and discusses and votes in respect of the nominated directors and recommends candidates for directors to the Board of Directors. In reviewing the structure of the Board of Directors, the Nominating Committee will consider board composition from a number of aspects, including but not limited to expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. All Board of Directors nominations will be based on meritocracy and candidates will be considered against criteria including talent, skills and experience as may be necessary for the operation of the Board of Directors as a whole, with a view to maintaining a sound balance of the Board of Directors’ composition, and where nomination of independent non-executive directors is under consideration, the requirements of applicable Nasdaq rules and/or Rule 3.13 of the HK Listing Rules shall be satisfied. For additional consideration about our director nomination procedures and considerations, please see “Director Nominations” below.
The Nominating Committee is of the view that the re-election of Dr. Olivier Brandicourt as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector and global operations.
The Nominating Committee is of the view that the re-election of Dr. Margaret Dugan as an independent non-executive director will enrich the Company’s knowledge and expertise in scientific and clinical development.
The Nominating Committee is of the view that the re-election of Mr. Anthony C. Hooper as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector and international pharmaceutical commercial operations.
The Nominating Committee is of the view that the re-election of Dr. Alessandro Riva as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector.
The Nominating Committee is of the view that the re-election of Ms. Shalini Sharp as an independent non-executive director will enrich the Company’s knowledge and expertise in the healthcare sector and financial management matters.
The Nominating Committee is of the view that the election of Dr. Felix J. Baker as a non-executive director who meets independence requirements under Nasdaq rules will enrich the Company’s knowledge and experience in the life sciences industry.
The Nominating Committee is of the view that the election of Ms. Elizabeth F. Mooney as an independent non-executive director will enrich the Company’s knowledge of financial and corporate governance matters.
The Nominating Committee is of the view that the election of Dr. Charles L. Sawyers as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector.
In view of the above, in April 2026, the Nominating Committee recommended to the Board of Directors that Dr. Felix J. Baker be nominated as a non-executive director who meets independence requirements under Nasdaq rules, and Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony Hooper, Ms. Elizabeth F. Mooney, Dr. Alessandro Riva, Dr. Charles L. Sawyers and Ms. Shalini Sharp be nominated as independent non-executive directors for election to the Board of Directors, and the Board of Directors has recommended them to be elected by shareholders at the Annual Meeting.
The Board of Directors considers that each of the candidates for independent non-executive director has many years of experience working in various sectors globally and has made significant contributions. Their election will
BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
facilitate better supervision of the Company’s business operations. Moreover, each of the candidates for independent non-executive directors has confirmed his or her independence pursuant to Rule 3.13 of the HK Listing Rules, except Dr. Baker. The Board of Directors also considers that each of Dr. Brandicourt, Dr. Dugan, Mr. Hooper, Ms. Mooney, Dr. Riva, Dr. Sawyers and Ms. Sharp meet the independence standards set out in applicable Nasdaq rules and guidelines set out in Rule 3.13 of the HK Listing Rules, and is independent in accordance with the terms of such rules and guidelines. The Board of Directors considers that Dr. Baker meets the independence standards set out in applicable Nasdaq rules and is independent in accordance with the terms of such rules.
2026 Director Nominees

10	8	3
Directors	Independent Directors	Female Directors

6	5
Hold Advanced Degrees in a Science Field	Standing Committees
BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Skills and Experience
The following matrix provides a summary of our director nominees’ diverse skills and experience.
Highlights and Skills	Oyler	Brandicourt	Dugan	Hooper	Riva	Sharp	Wang	Baker	Mooney	Sawyers	Total
Advanced Degrees in a Science Field Any educational qualification above a bachelors degree.											6
Business Operations Experience Experience in positions advising or overseeing the operation of an organization.											9
Digital/IT Experience Experience in the technology field, including related to digital technologies that facilitate business objectives, including information technology and artificial intelligence.											5
Drug Commercialization/Development Experience Experience with bringing a new drug to market and making it available for patient use, including pre-clinical research, clinical trials, regulatory approval, manufacturing, and distribution.											9
Executive/Leadership Experience Experience in a senior management position at a large publicly traded or private company or other large complex organizations, including academic institutions.											10
Financial/Accounting Experience Experience in positions requiring financial knowledge and analysis with expertise in the evaluation of a large or growing company’s capital structure.											8
Government/Regulatory Experience Experience operating in a highly regulated industry, navigating governmental or public policy matters related to medicines and healthcare products.											8
Industry Expertise Extensive knowledge and experience of the healthcare and biopharmaceutical industry.											10
International Business Experience Experience or expertise in the operation of complex multinational organizations.											9
Investor Experience Experience at an investment firm or significant experience with investor relations.											8
Other Public Company Directorships Experience as a board member of a publicly-traded company.											7
Public Company CEO/CCO/CFO/CMO/COO/ Experience											6
Risk Management Experience Experience identifying, managing and mitigating key strategic and operational risks.											7
BeOne 2026 Proxy Statement

Proposal 4. Election of Directors
Vote Required and Board of Directors’ Recommendation
Each director nominated for election will be voted on separately and be elected if he or she receives a simple majority of the votes cast at the Annual Meeting in favor of his or her election. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to one or more directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
The proposal for the election of each nominated director relates solely to the election of directors nominated by the Board of Directors.
The Board of Directors recommends that shareholders vote FOR the election of each of the director nominees listed above.
BeOne 2026 Proxy Statement

Proposal 5. Re-Election of the Chairman of the Board of Directors
Pursuant to Swiss law and our Articles of Association, the chairman of our Board of Directors must be elected annually for a term ending at the completion of the next annual general meeting of shareholders, subject to his or her earlier resignation or removal. The chairman elected at the 2026 annual general meeting of shareholders will have the powers and duties set forth in our Articles of Association and organizational regulations.
Based on the recommendation of the Nominating Committee, the nominee for chairman of the Board of Directors for re-election by the shareholders is Mr. John V. Oyler. If re-elected, Mr. Oyler will serve as the chairman of the Board of Directors until the closing of the 2027 annual general meeting of shareholders, subject to his earlier resignation or removal. Please refer to “Proposal 4: Election of Directors” above for information about our chairman of the Board of Directors.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 5 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 5 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the re-election of Mr. John V. Oyler as the chairman of the Board of Directors.
BeOne 2026 Proxy Statement

Proposal 6. Election of the Members of the Compensation Committee of the Board of Directors
Pursuant to Swiss law and our Articles of Association, the members of the Compensation Committee of the Board of Directors (the “Compensation Committee”) must be elected annually for a term ending at the completion of the next annual general meeting of shareholders, subject to his or her earlier resignation or removal.
Based on the recommendation of the Nominating Committee, the Board of Directors nominates the following members of the Compensation Committee for election by the shareholders: Dr. Margaret Dugan and Ms. Elizabeth F. Mooney. If elected, each of the members of the Compensation Committee will serve until the completion of the 2027 annual general meeting of shareholders, subject to his or her earlier resignation or removal. Please refer to “Proposal 4: Election of Directors” above for information about the members of the Compensation Committee.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 6 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 6 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the election of each of the nominees of the Compensation Committee of the Board of Directors.
BeOne 2026 Proxy Statement

Proposal 7. Election of the Swiss Statutory Independent Voting Representative
Swiss law requires that the shareholders of a Swiss company listed on a stock exchange elect annually an independent voting representative for a term extending until completion of the next annual general meeting.
The main duty of the independent voting representative is to exercise the voting rights on behalf of the shareholders in accordance with shareholders’ instructions. The independent voting representative will not make statements, submit motions or proposals or ask questions to the Board on behalf of shareholders.
The Board has recommended that the law firm of Schweiger Advokatur/Notariat, Dammstrasse 19, 6300 Zug, Switzerland, be elected as the Independent Voting Representative for a term extending until completion of the annual general meeting in 2027, including any extraordinary general meeting of shareholders prior to the 2027 annual general meeting.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 7 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 7 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the election of Schweiger Advokatur/Notariat as the Swiss statutory Independent Voting Representative.
BeOne 2026 Proxy Statement

Proposal 8. Ratification of Appointment of Independent Auditors and Re-Election of Swiss Statutory Auditor
Pursuant to Swiss law and Article 27 of our Articles of Association, the statutory auditors and other auditors are to be elected annually by the annual general meeting of shareholders, in each case for a term until the next annual general meeting.
Pursuant to delegation by the Board of Directors, the Audit Committee of the Board of Directors (the “Audit Committee”) has appointed (a) Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2026 to be filed with the SEC, (b) Ernst & Young, located in Hong Kong, the People’s Republic of China (“PRC”), as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2026 to be filed with the HKEx, and (c) Ernst & Young Hua Ming LLP, located in Beijing, PRC, as the Company’s reporting accounting firm for the audit of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2026 to be filed with the SSE. The Board of Directors proposes to the shareholders that Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP be ratified as our independent registered public accounting firms for the fiscal year ending December 31, 2026. In addition, based on the recommendations of the Audit Committee, the Board of Directors proposes to the shareholders that Ernst & Young AG, located in Zurich, Switzerland, be re-elected as the Company’s statutory auditor (for Swiss legal purposes).
Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP and Ernst & Young AG are members of the global Ernst & Young firm. Since 2022, Ernst & Young LLP has audited our financial statements filed with the SEC and internal controls over financial reporting, Ernst & Young has audited our financial statements filed with the HKEx, Ernst & Young Hua Ming LLP has audited our financial statements filed with the SSE, and Ernst & Young AG has audited our consolidated and statutory standalone financial statements for Swiss purposes. We expect representatives of Ernst & Young LLP, Ernst & Young, and Ernst & Young Hua Ming LLP to be available at the Annual Meeting in person or via teleconference and available to respond to appropriate questions. Representatives from Ernst & Young AG will be available in person at the Annual Meeting and be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider these appointments and proposed elections. The Board of Directors recommends that shareholders vote for ratification of the appointments of these independent auditors and the proposed re-election of the statutory auditor.
BeOne 2026 Proxy Statement

Proposal 8. Ratification of Appointment of Independent Auditors and Re-Election of Swiss Statutory Auditor
Auditors’ Fees
The following table summarizes the fees of Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP and Ernst & Young AG, our principal accountants, billed to us for each of the last two fiscal years.
	2025 (US$)					2024 (US$)
Fee Category	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Ernst & Young AG	Total	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Ernst & Young AG	Total
Audit Fees	5,309,314	1,715,159	1,935,510	432,975	9,392,958	5,025,000	1,082,267	1,945,747	—	8,053,014
Audit-Related Fees	—	—	—	—	—	—	—	—	—	—
Tax Fees	—	—	—	—	—	—	—	—	—	—
All Other Fees	—	—	—	—	—	—	—	—	—	—
Total Fees	5,309,314	1,715,159	1,935,510	432,975	9,392,958	5,025,000	1,082,267	1,945,747	—	8,053,014
Audit Fees
Our aggregated audit fees were US$9,392,958 in 2025 and US$8,053,014 in 2024. Our audit fees for both 2025 and 2024 related primarily to the audits of our financial statements and internal control over financial reporting for SEC filings, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services related to the Company’s Hong Kong Stock Exchange filings, services related to the Company’s STAR Market annual report filings and other statutory and regulatory filings.
Audit-Related Fees
Audit-related fees consist of fees for assurance and related services that are traditionally performed by an independent registered accounting firm and are reasonably related to the performance of the audit or review of the financial statements. We incurred no such fees during 2024 and 2025.
Tax Fees
We incurred no aggregated fees for tax services in 2025 and 2024.
All Other Fees
We incurred no other fees for services from our auditors in 2025 and 2024.
Pre-approval Policies
The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services by the Audit Committee for the purpose of maintaining the independence of our independent auditors. Specifically, the Audit Committee considers whether the services violate the SEC’s general standards of auditor independence, whether scope of services includes specific prohibited non-audit services or would create prohibited relationships between the Company and Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP and Ernst & Young AG and their affiliated entities. We may not engage our independent auditors to render any audit or non-audit service unless the service is approved in advance by the Audit Committee.
Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chair of the Audit Committee. The decisions of the chair to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.
BeOne 2026 Proxy Statement

Proposal 8. Ratification of Appointment of Independent Auditors and Re-Election of Swiss Statutory Auditor
The Audit Committee has considered the services provided by Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP and Ernst & Young AG as described above and believes that they are compatible with maintaining the firms’ independence as our external auditors. In accordance with Regulation S-X, Rule 2-01, paragraph (c)(7)(i), no fees for services in 2025 and 2024 were approved pursuant to any waivers of the pre-approval requirement.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 8 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 8 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2026, and the re-election of Ernst & Young AG as our statutory auditor for the fiscal year ending December 31, 2026.

BeOne 2026 Proxy Statement

Proposal 9. Approval of Delegation to the Board Authority to Fix Auditor Compensation
The Board of Directors recommends shareholder approval of the delegation to the Board of Directors of the authority to fix auditor compensation for the fiscal year ending December 31, 2026, in accordance with the HK Listing Rules. The Board of Directors notes, in this regard, that the annual amount of auditor compensation cannot fully be determined at the beginning of the year. This is because an auditor’s compensation for any given year may vary, on account of the scope and extent of the audit work undertaken during that year. As a result, the Board of Directors requests shareholder approval to delegate to the Board of Directors the authority to fix auditor compensation for the fiscal year ending December 31, 2026. If shareholder approval is obtained in accordance with the HK Listing Rules, the Board of Directors will further delegate the authority to fix auditor compensation to the Audit Committee.
Auditor compensation will be approved in accordance with the policies and procedures described under “Pre-approval Policies” set forth in Proposal 8.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 9 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 9 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the delegation to the Board of Directors of the authority to fix auditor compensation for the fiscal year ending December 31, 2026.
BeOne 2026 Proxy Statement

Proposal 10. Advisory Vote on the Compensation of the Named Executive Officers
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee, or our Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Based on the non-binding, advisory vote regarding the frequency of future executive compensation advisory votes conducted at the 2024 annual general meeting, we currently intend to conduct this advisory vote annually until the next vote on the frequency of such non-binding, advisory votes, which will occur at our 2030 annual general meeting.
As described in detail in the section of this Proxy Statement titled “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Board of Directors believes that our executive compensation program is well-tailored to retain and motivate key executives while recognizing the need to align the program with the interests of our shareholders and our “pay-for-performance” philosophy. We believe that philosophy is working, given the Company’s performance in 2025, which is discussed in more detail in the “Executive Compensation — Compensation Discussion and Analysis” section. 2025 was a significant growth year for the Company, as evidenced by results including our global leadership in chronic lymphocytic leukemia (“CLL”), advancement of both our core hematology portfolio, and solid tumor pipeline, strategic business development transactions, and increasing total revenue, achieving GAAP profitability ahead of plan, as well as improved operating margins. We encourage our shareholders to read the “Executive Compensation — Compensation Discussion and Analysis” section as well as the table in the section below of this Proxy Statement titled “Executive Compensation — Summary Compensation Table” and other related compensation tables and narrative disclosures in this Proxy Statement, which describe our executive compensation philosophy, programs, and practices and the 2025 compensation of our named executive officers.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
Accordingly, we ask our shareholders to vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as described in this Proxy Statement.
BeOne 2026 Proxy Statement

Proposal 10. Advisory Vote on the Compensation of the Named Executive Officers
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 10 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 10 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The say-on-pay vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee or our Company. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends that shareholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers for the fiscal year ended December 31, 2025.
BeOne 2026 Proxy Statement

Proposal 11. Approval of the Maximum Aggregate Compensation of the Board of Directors
Pursuant to Swiss law and our Articles of Association, the shareholders must approve the maximum aggregate compensation of the Board for the period between the current annual general meeting and the next annual general meeting. The shareholder vote is binding. Only the compensation for the non-management directors is included in this proposal. Our Co-Founder, Chief Executive Officer and Chairman of the Board, Mr. John V. Oyler, does not receive any compensation for his role as a director. In addition, Dr. Xiaodong Wang, our Co-Founder, Chair of our Scientific Advisory Board and a member of the Board, also serves as a consultant of the Company and is not compensated for his role as a director. Compensation information relating to Mr. John V. Oyler and Dr. Xiaodong Wang are reflected under the maximum aggregate compensation for the Executive Management Team.
The Board proposes that the amount of $4,384,375 be approved as the maximum aggregate amount of compensation for the Board for the period between the 2026 annual general meeting and the 2027 annual general meeting. A detailed description of our compensation program for the Board of Directors is provided in the section titled “Director Compensation”. The proposal is based on the Board of Directors consisting of eight non-management directors. The proposed maximum aggregate amount includes all forms of cash, stock and other compensation1 and represents the maximum possible amount that we could pay to the Board of Directors for the period between the 2026 annual general meeting and the 2027 annual general meeting and not necessarily the actual amount that will be paid. Actual compensation paid to the Board of Directors in 2026 will be disclosed in the proxy statement for our 2027 annual general meeting and in the Swiss Compensation Report for the fiscal year ended December 31, 2026. The general principles of the compensation for our Board of Directors are described in Article 30 of our Articles of Association. We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board.
Proposed Maximum Aggregate Board Compensation
The following table summarizes the proposed maximum aggregate amount of compensation for the Board for the period between the 2026 annual general meeting and the 2027 annual general meeting. Shareholders will approve one total maximum aggregate compensation amount payable to the members of the Board for the relevant period (not maximum amounts by compensation component). The maximum aggregate compensation payable to the Board of Directors includes a limited contingency margin above the target amount intended to cover potential exchange rate fluctuations (where applicable), and limited market-based adjustments to director compensation to maintain competitive positioning and reflect evolving best practices. This contingency margin does not represent an automatic increase but rather a safeguard to ensure compliance with approved limits. The Board of Directors will determine the allocation of compensation elements within the approved overall maximum.

Board Retainer Fees	$598,000
Board Chair and Committee Fees	$290,375
Stock Compensation	$3,496,000
Total	$4,384,375

1
Company-paid social security contributions (where applicable) pursuant to applicable law are excluded in the maximum aggregate amount.

BeOne 2026 Proxy Statement

Proposal 11. Approval of the Maximum Aggregate Compensation of the Board of Directors
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 11 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 11 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the maximum aggregate compensation of the Board for the period between the 2026 Annual Meeting and the 2027 Annual Meeting.
BeOne 2026 Proxy Statement

Proposal 12. Approval of the Maximum Aggregate Compensation of the Executive Management Team
Pursuant to Swiss law and our Articles of Association, the shareholders must approve the maximum aggregate compensation of the Executive Management Team for the fiscal year commencing after this annual general meeting. The shareholder vote is binding. The Executive Management Team consists of Mr. John V. Oyler, Mr. Aaron Rosenberg, Dr. Xiaobin Wu, Dr. Lai Wang, and Mr. Chan Lee. In addition, Dr. Xiaodong Wang, our Co-founder, Consultant and Chair of our Scientific Advisory Board, is also a member of the Executive Management Team. The Board proposes that the amount of $70,051,784 be approved as the maximum aggregate amount of compensation of the Executive Management Team for the fiscal year 2027.
A detailed description of our compensation program for the Executive Management Team is provided in the section of this Proxy Statement titled “Executive Compensation”. The proposed maximum aggregate amount includes all forms of cash2, stock3 and other compensation and is based on the expected fiscal year 2027 compensation of the Executive Management Team. This amount represents the maximum possible amount that we could pay to the Executive Management Team in fiscal year 2027, subject to the authority of the Board of Directors to grant or pay a “supplementary amount” pursuant to Article 29 of our Articles of Association without additional shareholder ratification to persons who newly assume an Executive Management Team position after the prospective vote at the 2026 Annual Meeting, and not necessarily the actual amount that will be paid. Actual compensation paid to the Executive Management Team in 2027 will be disclosed in the proxy statement for our 2028 annual general meeting and in the Swiss Compensation Report for the fiscal year ending December 31, 2027. The general principles of compensation for our Executive Management Team are described in Article 30 of our Articles of Association. We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board. Actual 2027 fiscal year compensation for the Executive Management Team will be determined by the Compensation Committee based on company and individual performance and other relevant factors.
Proposed Maximum Aggregate Compensation for the Executive Management Team for Fiscal Year 2027
The following table summarizes the proposed maximum aggregate amount of compensation for the Executive Management Team for fiscal year 2027.
Shareholders will approve one total maximum aggregate compensation amount payable to the members of the Executive Management Team for the relevant period (not maximum amounts by compensation component). The maximum aggregate compensation payable to the Executive Management Team includes a limited contingency margin above the target amount intended to cover potential exchange rate fluctuations (where applicable), and limited market-based adjustments to executive compensation to maintain competitive positioning and reflect

2
The maximum aggregate compensation was calculated using full achievement (200%) of annual performance incentives.

3
Our stock compensation consists of grants of restricted stock units (“RSUs”), share options and performance-based RSUs (“PSUs”), except for Dr. Wang who receives 50% options and 50% RSUs as a consultant. Our time-vested RSU grants generally vest in equal annual installments over four years. Our share options have a term of 10 years, and 25% of the shares vest on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date. Earned PSUs will vest after the end of the three-year performance period, as soon as the US GAAP total revenue number is finalized. The achievement is typically finalized at the end of February following the end of the performance period, and achievement can range from 0 – 200%.

BeOne 2026 Proxy Statement

Proposal 12. Approval of the Maximum Aggregate Compensation of the Executive Management Team
evolving best practices. This contingency margin does not represent an automatic increase but rather a safeguard to ensure compliance with approved limits.

Salaries and Bonus	$13,840,369
Stock Compensation	$55,257,500
Other Compensation	$953,915
Total	$70,051,784
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 12 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 12 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the maximum aggregate compensation of the Executive Management Team for fiscal year 2027.
BeOne 2026 Proxy Statement

Proposal 13. Approval, on an Advisory Basis, of the Swiss Statutory Compensation Report
Pursuant to Swiss law and our Articles of Association, we are required to prepare a Swiss Compensation Report each year that contains specific items in a presentation format determined by Swiss law. Our Swiss Compensation Report must be submitted to shareholders for approval in an advisory vote at each annual general meeting. The purpose of the advisory vote is to give shareholders an opportunity to provide input on the use of the aggregate maximum compensation amounts for the Board and the Executive Management Team that is approved by shareholders. While shareholders prospectively approve aggregate compensation for a subsequent period in Proposals 11 and 12, the Swiss Compensation Report describes the actual use of the amount in the prior fiscal year.
The Swiss Statutory Compensation Report sets forth, for the fiscal year ended December 31, 2025, the compensation of the members of the Board of Directors and Executive Management Team. An audit report from Ernst & Young AG, our Swiss statutory auditor, confirming that the Swiss Compensation Report complies with Swiss law, is included in the Swiss Compensation Report. A copy of our 2025 Swiss Statutory Compensation Report is contained in Appendix A to this Proxy Statement.
While we historically have had, pursuant to SEC rules, an advisory say-on-pay on the compensation paid to our named executive officers, the vote in this Proposal is required pursuant to Swiss law. Consequently, both votes are required to be included on the agenda at the Annual Meeting. The Swiss Compensation Report covers the compensation paid to the members of the Board of Directors and the Executive Management Team for the fiscal year ended December 31, 2025.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 13 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 13 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval on a non-binding, advisory basis, of the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025.
BeOne 2026 Proxy Statement

Proposal 14. Advisory Vote on the Swiss Statutory Non-Financial Matters Report
Pursuant to Swiss law, we are required to submit a non-financial matter report to shareholders for approval at each annual general meeting. Accordingly, shareholders are being asked to approve our Swiss Statutory Non-Financial Matter Report for the fiscal year 2025. The shareholder vote on our Swiss Statutory Non-Financial Matter Report is advisory. Our Swiss Statutory Non-Financial Matter Report covers the following matters: (1) environmental matters (including climate matters), in particular CO2 goals; (2) social issues; (3) employee-related issues; (4) respect for human rights; and (5) combating corruption. The Company’s Swiss Statutory Non-Financial Matter Report for the year ended December 31, 2025 is available through the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn and on our website at https://ir.beonemedicines.com/governance/rbs-report and was prepared in accordance with the requirements of Article 964b of the Swiss Code of Obligations and made available in compliance with Swiss law.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 14 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 14 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval, on an advisory basis, of the Swiss Statutory Non-Financial Matters Report.
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
Overview
Our Board of Directors believes that share-based incentive awards play an important role in our success by attracting, retaining and motivating our (and our subsidiaries’) employees, officers, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. Our Board of Directors anticipates that providing such persons with a direct equity stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on our behalf and strengthening their desire to remain with the Company.
On December 7, 2018, the Company’s shareholders approved the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). In 2020 and 2022, the shareholders of the Company approved amendments to the 2016 Plan to increase the number of authorized shares available for issuance under the 2016 Plan in order to continue to provide incentive opportunities. In 2024, the shareholders of the Company approved amendments to the 2016 Plan to increase the number of authorized shares available for issuance under the 2016 Plan in order to continue to provide incentive opportunities and to comply with the relevant provisions of Chapter 17 of the HK Listing Rules accordingly. In May 2025, the Board of Directors adopted amendments to the 2016 Plan to reflect the change of the Company’s jurisdiction of incorporation and applicable governing law from the Cayman Islands to Switzerland.
To further increase the number of authorized shares available for issuance under the 2016 Plan, our Board of Directors approved, subject to shareholder approval, the Fifth Amended and Restated 2016 Share Option and Incentive Plan (the “Amended 2016 Plan”), which includes a refreshment of the scheme mandate limit (including the consultant sublimit). The Amended 2016 Plan increases the aggregate number of shares authorized for issuance under the 2016 Plan by 75,400,000 ordinary shares, or 4.89% of the Company’s outstanding shares as of March 31, 2026, from 376,143,772 ordinary shares to an overall total amount of 451,543,772 ordinary shares authorized over the life of the Amended 2016 Plan with 187,062,434 ordinary shares currently available (of which 61,363,925 shares were reserved and remained available for issuance and 125,698,509 shares were subject to outstanding equity awards as of March 31, 2026), subject to the conditions that the number of ordinary shares that may be issued in respect of all equity awards to be granted under the Amended 2016 Plan, the Sixth Amended and Restated 2018 Employee Share Purchase Plan (to the extent approved by shareholders) (the “Amended 2018 ESPP”) or any other plans shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving the Amended 2016 Plan and the Amended 2018 ESPP (the “Effective Date”), and such approved increase in the number of authorized shares available for issuance shall be reduced to the extent necessary such that the 10% limit is not exceeded.
For HK Listing Rule mandate limits, the total number of ordinary shares outstanding was calculated to be 1,541,419,108 as of March 31, 2026. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 164,697 ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units (“RSUs”) and the exercise of share options from time to time. The total number of ordinary shares outstanding includes 133,000,000 ordinary shares held by BG NC 2, Ltd, a wholly-owned subsidiary of the Company, on May 21, 2025 for the benefit of the grantees for the purpose of satisfying outstanding equity awards granted by the Company pursuant to the 2016 Plan (as amended from time to time) under the available scheme mandate limit as approved by the shareholders under Chapter 17 of the HK Listing Rules. As of March 31, 2026, 36,668,177 shares of 133,000,000 were issued to satisfy equity awards and now are considered to be outstanding. The remaining shares are not considered to be outstanding under the laws of Switzerland and
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
therefore have no dilutive impact to the shareholdings of the Company’s shareholders. The additional ordinary shares to be issued under the Amended 2016 Plan are not subject to any specific allocation arrangement among the types of equity awards and can be granted for share options, RSUs or other types of equity awards pursuant to the Amended 2016 Plan.
Scheme Mandate Limit
On June 5, 2024, through the approval of the (1) the Third Amended and Restated 2016 Share Option and Incentive Plan (the “Third Amended 2016 Plan”) and the consultant sublimit set out therein and (2) the Fourth Amended and Restated 2018 Employee Share Purchase Plan (the “Fourth Amended 2018 ESPP”), our shareholders approved a scheme mandate limit (as defined in Chapter 17 of the HK Listing Rules) comprised of (a) 92,820,000 shares added in the Third Amended 2016 Plan to be reserved and available for issuance for equity awards yet to be granted under the Third Amended 2016 Plan; (b) 35,169,094 shares reserved and available for issuance for equity awards yet to be granted under the Third Amended 2016 Plan; (c) 5,070,000 shares added in the Fourth Amended 2018 ESPP to be available for issuance pursuant to options to be granted under the Fourth Amended 2018 ESPP; and (d) 919,678 shares available for future issuance pursuant to options to be granted under the Fourth Amended 2018 ESPP. In addition, through the approval of the (1) the Third Amended 2016 Plan and the consultant sublimit set out therein and (2) the Fourth Amended 2018 ESPP, our shareholders approved shares underlying awards granted to consultants up to 20,375,612 shares. As of March 31, 2026, the utilization rate of the scheme mandate limit under the Third Amended 2016 Plan (including the consultant sublimit) and under the Fourth Amended 2018 ESPP was approximately 72.7% (0.1% of the consultant sublimit) and 59.3%, respectively.
In connection with Proposals 15 and 16, the Company is seeking to refresh the scheme mandate limit. For the purpose of Chapter 17 of the HK Listing Rules, on the Effective Date, assuming no new equity awards are granted and there is no other change to the issued share capital of the Company after March 31, 2026, the scheme mandate limit for which the Company is seeking shareholders’ approval is 142,452,406, which is comprised of  (a) 75,400,000 shares proposed to be added in the Amended 2016 Plan to be reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan; (b) 61,363,925 shares reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan; (c) 3,250,000 shares proposed to be added in the Amended 2018 ESPP to be available for issuance pursuant to options to be granted under the Amended 2018 ESPP; and (d) 2,438,481 shares available for future issuance pursuant to options to be granted under the Amended 2018 ESPP. If the Amended 2016 Plan and the Amended 2018 ESPP are approved by our shareholders, the Company will apply for approval from the HKEx Listing Committee for the listing of, and permission to deal in, the shares to be issued under the scheme mandate limit.
Because the proposed refresh of the scheme mandate limit and consultant sublimit is within three years of approval of the last refresh, or June 5, 2024, Proposals 15 and 16 must be approved by independent shareholders in a manner compliant with Rule 17.03 of the HK Listing Rules, as applicable. For additional information, please see the information in the section titled “Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh” below.
Additional Information about the 2016 Plan and the 2018 ESPP
The Company has obtained approval from the HKEx Listing Committee for the listing of, and permission to deal in, such shares which may be issued under the 2016 Plan and the 2018 Employee Share Purchase Plan (the “2018 ESPP”). From time to time, the Company issues or delivers and deposits a small portion of its ordinary shares to the Depositary in exchange for a corresponding amount of ADSs for the purpose of settling the exercised and/or vested options and awards under the 2016 Plan and the 2018 ESPP set out above. Further details about the utilization of the 2016 Plan and the 2018 ESPP are set out below.
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
2016 Plan
As of December 31, 2025, we have granted options, RSUs, performance-based RSUs (“PSUs”) and restricted shares covering 391,441,133 ordinary shares under the 2016 Plan, of which 29,237,365 share options, 42,011,047 RSUs, 498,940 PSUs and 268,750 restricted shares have expired, terminated or forfeited, and of which 92,388,607 options have been exercised, 98,226,505 ordinary shares were issued or delivered upon settlement of vested RSUs, no ordinary shares were issued or delivered upon settlement of vested PSUs and 806,250 restricted shares were vested. As of December 31, 2025, the number of options, RSUs and PSUs outstanding under the 2016 Plan was 48,232,653, 81,015,324 and 3,934,632, respectively, and there were 60,641,671 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance or delivery under the 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions.
As of March 31, 2026, we have granted options, RSUs, PSUs and restricted shares covering 391,761,475 ordinary shares under the 2016 Plan, of which 29,523,430 share options, 42,598,205 RSUs, 498,940 PSUs and 268,750 restricted shares have expired or terminated, and of which 93,317,236 options have been exercised, 100,125,155 ordinary shares were issued or delivered upon settlement of vested RSUs, no ordinary shares were issued or delivered upon settlement of vested PSUs and 806,250 restricted shares were vested. The number of options, RSUs and PSUs outstanding under the 2016 Plan as of March 31, 2026 was 47,017,959, 73,899,579 and 4,551,157, respectively, and there were 61,363,925 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance or delivery under 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions. A total of 1,444,479,378 ordinary shares were outstanding as of March 31, 2026. The weighted average exercise price of all share options outstanding as of March 31, 2026 under the 2016 Plan was US$12.47 (equivalent to US$162.12 per ADS). The weighted-average remaining life of all share options outstanding as of March 31, 2026 under the 2016 Plan was 4.9 years.
2018 ESPP
A maximum of 5,989,678 shares were authorized for purchase and issue under the 2018 ESPP. As of December 31, 2025 and March 31, 2026, 3,179,780 shares and 2,438,481 shares were available for purchase and issuance under the 2018 ESPP, respectively.
Summary of the Material Features and Principal Terms of the Amended 2016 Plan
While our Board of Directors is aware of and has considered the potential dilutive effect of additional awards and option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the Amended 2016 Plan, including the increase in available shares contemplated by the Amended 2016 Plan, is consistent with our executive compensation philosophy and the compensatory practices of other companies in our peer group. Furthermore, since our Board of Directors and/or the Compensation Committee typically grants awards to employees that vest over a four-year period, employees must generally remain with our Company in order to reap the potential benefits of their awards.
The following is a summary of the material features and principal terms of the Amended 2016 Plan which is subject to the specific provisions contained in the full text of the Amended 2016 Plan set forth in Appendix B to this Proxy Statement and incorporated herein by reference.
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Purpose. The purpose of the Amended 2016 Plan is to encourage and enable our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

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Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
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Broad-based eligibility for equity awards.

(a)
General eligibility. Grantees under the Amended 2016 Plan will be such full- or part-time officers and other employees, non-employee directors and consultants of the Company and its subsidiaries (the “Group”) as are selected from time to time by the administrator in its sole discretion.

(b)
Consultant eligibility. To be grantees under the Amended 2016 Plan, consultants must be persons who provide services to the Group on a continuing or recurring basis in its ordinary and usual course of business (including but not limited to services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations) which are in the interests of the long-term growth of the Group. For the avoidance of doubt, consultants exclude placing agents or financial advisers providing advisory services for fundraising, mergers or acquisitions for the Group, and also exclude professional service providers such as auditors or valuers who provide assurance or are required to perform their services with impartiality and objectivity for the Group and suppliers.

To determine if a grantee is eligible to be a consultant, the administrator shall consider: (i) the length (being the period of engagement or service), recurrences and regularity of such services; (ii) the type of services provided (such as services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations); (iii) the expertise, professional qualifications and industry experience of the consultant; (iv) the quality of such services; (v) whether such services form part of or are directly ancillary to the businesses conducted by the Group; (vi) the remuneration packages of comparable listed peers for similar service providers based on available information in the industry; and (vii) the prevailing market fees chargeable by other services.
The Board of Directors (including the independent non-executive directors of the Company), having considered the basis of the consultant eligibility above, is of the view that the consultants possess industry-specific knowledge or expertise or valuable experience or specialized skill or deep understanding or insight in the technology, business, financial or commercial areas of the Group and are valuable human resources to the Group who can provide consulting and advisory services to the Group on a continuing and recurring basis on areas relating to, or ancillary to, the Group’s principal business to help maintain or enhance the competitiveness of the Group. The Board of Directors (including the independent non-executive directors of the Company) considers the proposed categories of the consultants to be in line with industry norms and that the inclusion of the consultants as grantees of the Amended 2016 Plan will align the interests of the consultants with the interests of the Company and the shareholders, motivate the consultants to contribute to the Company’s growth, and strengthen consultants’ service commitment to the Company, and therefore serves the purposes of the Amended 2016 Plan.
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Maximum number of shares. Including the 75,400,000 ordinary shares to be added in the Amended 2016 Plan, the maximum number of ordinary shares to be issued or delivered under the Amended 2016 Plan was 262,462,434 as of March 31, 2026 (of which 136,763,925 shares were reserved and remained available for issuance or delivery and 125,698,509 were subject to outstanding equity awards as of March 31, 2026). If this proposal is approved, then a total of 451,543,772 ordinary shares will have been authorized over the lifetime of the Amended 2016 Plan. Notwithstanding the foregoing, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the maximum number of ordinary shares that may be issued or delivered under the Amended 2016 Plan and the Amended 2018 ESPP may not exceed 10% of the issued share capital as of the Effective Date. The Company may seek approval of its shareholders in a general meeting to refresh the scheme mandate limit after three (3) years from the date of such approval for the last refreshment of the 2016 Plan. Any additional increase to the maximum number of shares reserved under the Amended 2016 Plan within any three (3)-year period must be approved by independent shareholders of the Company in a manner compliant with the HK Listing Rules, as applicable. As of March 31, 2026, for HK Listing Rule mandate limits, the total number of issued shares of the Company was calculated to be 1,541,419,108 ordinary shares. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 164,697 ordinary shares

BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
issued to the Company’s depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time. Upon the Effective Date, assuming no new equity awards are granted or no other change after March 31, 2026, the total number of shares to be reserved and to remain available for issuance or delivery for equity awards yet to be granted amounts to the sum of 61,363,925 shares under the Amended 2016 Plan and the additional 75,400,000 shares, equating to 136,763,925 shares. Assuming the total issued number of shares of the Company does not change after March 31, 2026, the total number of shares to be reserved and to remain available for issuance for equity awards yet to be granted under all the share schemes of the Company will be less than 10% of 1,541,419,108 shares. In any event, the Company will ensure that the number of ordinary shares that may be issued or delivered under the Amended 2016 Plan, the Amended 2018 ESPP or any other plans shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving the Amended 2016 Plan, and the approved increase in number of authorized shares available for issuance shall be reduced to the extent necessary such that the 10% limit is not exceeded. In addition, unless otherwise approved by the Company’s shareholders in general meeting, shares underlying Awards granted to consultants may not exceed 1.5% of the total issued and outstanding shares of the Company as of the Effective Date, being 23,121,286 shares (assuming there is no change to the total number of issued shares of the Company from March 31, 2026, until the Effective Date) (the “Consultant Sublimit”).
The Company established the Consultant Sublimit to ensure that equity compensation is primarily reserved for employees and directors, while still maintaining sufficient flexibility to engage highly specialized external advisors, as appropriate. In determining the level of the Consultant Sublimit, the Company considered its: (i) anticipated use of consultants; (ii) historical practice of granting awards to persons who are not employees of the Group, but who may have exceptional expertise in their field or who may be able to provide valuable expertise and services to the group; and (iii) prevailing market practices among peer biotechnology companies. In determining the Consultant Sublimit, the Company projected the annual consultant equity usage over the plan duration of three to five years, divided by the total share pool. The Board of Directors (including the independent non-executive directors of the Company) are of the view that the Consultant Sublimit is appropriate and reasonable, aligns with sound governance practices and supports effective management of shareholder dilution while providing access to external expertise where needed, and, given the nature of the Group’s business needs, provides the Group with flexibility to provide equity incentives (instead of expending cash resources in the form of monetary consideration) to reward and collaborate with, which is in line with the purpose of the Amended 2016 Plan. For the avoidance of doubt, the Consultant Sublimit is a sublimit within the overall 10% and only sets the maximum number of shares which may be issued for satisfying awards to be granted to consultants (if any); the Consultant Sublimit is not a separate pool of shares exclusively reserved for consultant grantees (if any).
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Share option term and lapse. The term of each share option shall be fixed by the administrator, but no share option shall be exercisable more than 10 years after the date the share option is granted. Any share option granted but not exercised by the end of its option term will automatically lapse.

●
No liberal share recycling. The Amended 2016 Plan is not subject to “liberal” share recycling provisions, and it specifically prohibits ordinary shares used by a participant to cover the payment of the exercise price of a stock option and tax obligations related to any award from being added back to the number of ordinary shares available for future awards. This represents no change from our current practice.

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Circumstances under which options will lapse or otherwise be terminated. Share options granted under the Amended 2016 Plan and the forms of award agreements used thereunder will generally lapse or otherwise be terminated in accordance with their terms in any the following circumstances: upon the earlier of the expiration date of the option or (i) in the case of the grantee being a consultant of the Company, upon the grantee’s ceasing to be a consultant of the Company for any unvested options and three months after cessation of service for any vested options; (ii) in the case of the grantee being a non-employee director, upon the grantee’s ceasing to be a non-employee director for any unvested options and three years after cessation of service for any vested options; or (iii) in the case of the grantee being an employee of the

BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
Company or a subsidiary, upon the grantee’s employment being terminated for cause or for any other reason for any unvested options, and for any vested options the date which is (x) 12 months following the employee’s death or disability, (y) the date of termination of employment, if for cause, and (z) unless otherwise determined by the administrator, three months following termination of employment for any other reason, each subject to accelerated vesting upon death or disability.
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Flexibility in designing equity compensation schemes. The Amended 2016 Plan allows us to provide a broad array of equity incentives, including awards of share options, share appreciation rights, restricted shares, RSUs, unrestricted shares, dividend equivalent rights, performance-based awards and cash-based awards. The Company will comply with the relevant requirements under Chapter 17 of the HK Listing Rules in respect of the equity incentives involving issuance of new shares to be granted under the Amended 2016 Plan.

●
Maximum individual limit. There is no specific maximum entitlement for each grantee under the Amended 2016 Plan. Unless approved by the Company’s shareholders, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the total number of ordinary shares issued and to be issued upon the exercise of share options or other awards granted under the Amended 2016 Plan and any other plan of the Company to an individual grantee within any 12-month period shall not exceed 1% of the ordinary shares in issue at the date of any such grant. For the avoidance of doubt, the Company will comply with the relevant requirements under Rule 17.04 of the HK Listing Rules as necessary.

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Vesting period. The administrator shall have the power and authority to determine the vesting period of any award (including share options), which shall not be less than 12 months, except that any award (including share options) granted to employees and non-employee directors may be subject to a shorter vesting period, including:

(a)
grants of a “make whole” award to a new employee or a non-employee director to replace awards or options such employee or non-employee director forfeited when leaving his/her previous employer;

(b)
grants of an option or award to an employee or a non-employee director whose employment or appointment is terminated due to death or disability or the occurrence of any out of control event;

(c)
initial or annual grants of an option or award to a non-employee director, the vesting of which shall occur at the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders;

(d)
grants of an option or award which is subject to the fulfilment of performance targets as determined in the conditions of the grant;

(e)
grants of an option or award, the timing of which is determined by administrative, or compliance requirements not connected with the performance of the relevant employee or non-employee director, in which case the vesting period may be shorter to take account of the time from which the option or award would have been granted if not for such administrative or compliance requirements;

(f)
grants of an option or award with a mixed or accelerated vesting schedule; or

(g)
grants of an option or award with a total vesting and holding period of more than 12 months.

The Board of Directors and the Compensation Committee are of the view that the vesting period (including the circumstances in which a shorter vesting period may apply), as detailed above, enables the Company to offer competitive remuneration and reward packages to the grantees, on an ad hoc basis, in such circumstances that would be justified and reasonable, which is also consistent with the HK Listing Rules and the existing practice of the Company and peer companies in the Group’s industry. Providing annual grants to non-employee directors that may be subject to a shorter vesting period has been the past practice of the Company and is also consistent with peer companies in the Group’s industry. Accordingly, the above vesting period is considered appropriate and aligns with the purpose of the Amended 2016 Plan.
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
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Limited vesting acceleration. Subject to limited exceptions, the Amended 2016 Plan provides that the vesting of awards may only be accelerated upon death, disability, retirement, termination of employment or a change in control (including a sale event).

●
Performance targets. The administrator shall have the power and authority to determine and modify from time to time and on a case-by-case basis the performance targets which may be stipulated in the terms of any award, including the method of assessing how such targets are satisfied. The performance targets may be based on transaction milestones, business and/or financial performance results, individual performance appraisal and/or contribution to the Group, and as evaluated by the Group over a specified evaluation period and may vary among individual awards and grantees. Details of any such performance targets, criteria or conditions shall be set out in the award certificates.

The Board of Directors considers that it is not practicable to expressly set out a generic set of performance targets in the Amended 2016 Plan, since each grantee has a different position/role with respect to the Group and will contribute differently to the Group in both nature, duration and significance. The administrator will have regard to the purpose of the Amended 2016 Plan in making such determinations, with performance targets generally being in line with common key performance indicators in the industry of the Group, such as quantitative performance targets to be achieved, the grantee’s background/experience, qualitative contributions made or potentially to be made to the Group, and broader audit result trends, subject to amendments or adjustments as the administrator deem appropriate.
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Acceptance. The administrator shall have the power and authority to determine the amount (if any) payable on application or acceptance of an award and the period within which any such payments must be made, which amounts (if any) and periods shall be set out in the award certificate.

●
Repricing is not allowed. The exercise price of share options and share appreciation rights will not be decreased in any manner without shareholder approval.

●
Exercise price. Subject to the waiver from strict compliance with Rule 17.03E of the Listing Rules as described below, the exercise price of any share option grants under the Amended 2016 Plan shall be determined by the administrator at the time of grant but shall not be less than the higher of  (x) the fair market value of our ordinary shares on the close of business on the date such option is granted, based on the closing price of our ADSs on the Nasdaq, and (y) the average closing price of our ordinary shares over the preceding five trading days, based on the closing price of our ADSs on the Nasdaq.

Since the listing of the Company’s ADSs on the Nasdaq, it has been the Company’s practice to issue options exercisable into ADSs (which represents underlying ordinary shares) denominated in U.S. dollars under its equity plans and the Company will continue to issue options exercisable into ADSs under the Amended 2016 Plan, which is aligned with the purpose of the Amended 2016 Plan.
●
Shareholder approval is required for additional shares. Any additional increase to the maximum share reserve in the Amended 2016 Plan is subject to approval by our shareholders, allowing our shareholders the ability to have a say on our equity compensation programs.

●
Rights of a shareholder. The Amended 2016 Plan provides the Company with flexibility to use various equity-based incentives and other awards as compensation tools to motivate our workforce. These tools include share options, share appreciation rights, restricted shares, RSUs, unrestricted shares, and dividend equivalent rights. Below are the two types of most commonly used tools:

(a)
Share options. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a share option and not as to unexercised share options. Accordingly, an optionee shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register of members of the Company on a date prior to the name of such optionee being registered on such register.

BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
(b)
RSUs. A grantee shall have the rights as a shareholder only as to shares acquired by the grantee upon settlement of RSUs; provided, however, that the grantee may be credited with dividend equivalent rights with respect to the share units underlying such grantee’s RSUs, subject to the provisions of section 10 of the Amended 2016 Plan and such terms and conditions as the administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any RSU that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, and shall be subject to restrictions and risk of forfeiture to the same extent as the RSUs with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

●
No current dividends paid for unearned performance-based awards. Dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that we currently do not pay dividends and do not anticipate doing so in the foreseeable future).

●
Changes in shares. Subject to section 3(e) of the Amended 2016 Plan, in the event of any capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance or delivery under the Amended 2016 Plan, (ii) the number of shares or other securities subject to any then outstanding awards under the Amended 2016 Plan, (iii) the repurchase price, if any, per share subject to each outstanding restricted share award, and (iv) the exercise price for each share subject to any then outstanding share options and share appreciation rights under the Amended 2016 Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of share options and share appreciation rights) as to which such share options and share appreciation rights remain exercisable. Any such adjustment made under the Amended 2016 Plan will be subject to applicable law and provisions of the HK Listing Rules (including but not limited to Rule 17.03(13) of the HK Listing Rules), and the adjustment by the administrator shall be final, binding and conclusive. No fractional shares shall be issued under the Amended 2016 Plan resulting from any such adjustment, but the administrator in its discretion may make a cash payment in lieu of fractional shares. With respect to options held by any grantee subject to U.S. income tax, any such adjustment shall be in compliance with Section 409A and 424 of the Internal Revenue Code, as amended (the “Code”).

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Plan expiration. The Amended 2016 Plan will expire on April 13, 2030.

●
Termination. In the event that the Amended 2016 Plan is terminated while any share option or award remains outstanding and/or unexercised, the provisions of this Amend 2016 Plan shall remain in full force to the extent necessary to give effect to the exercise of any such share option.

●
Transferability of awards. During a grantee’s lifetime, his or her awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this section shall be null and void. Notwithstanding the foregoing and subject to applicable rules of the HKEx, the administrator, in its discretion, may permit either in the award certificate for a given award or by subsequent written approval the grantee to transfer non-qualified share options to the grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Amended 2016 Plan and the applicable award. In no event may an award be transferred by a grantee for value. In the event of any transfer of awards, the Company will comply with the applicable provisions of Chapter 17 of the HK Listing Rules (including applying to the HKEx for a waiver) before such transfer of awards.

●
Amendment. The Board of Directors may, at any time, amend or discontinue the Amended 2016 Plan and the administrator may, at any time, amend or cancel any outstanding award for the purpose of satisfying

BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the shares are listed, amendments to the Amended 2016 Plan shall be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholders.
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Clawback Policy. The Company has adopted a compensation recovery policy (the “Clawback Policy”) which sets forth the circumstances and procedures under which the Company can recover compensation from specified grantees that has been granted, earned or vested based on attainment of any financial reporting measure. Awards under the Amended 2016 Plan shall be subject to the Clawback Policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any share options or awards granted) to grantee in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the Clawback Policy.

The Board of Directors is of the view that the above clawback mechanism enables the Company to clawback awards (or the award shares underlying such awards) received by the specified grantees in the event of, for example, a material misstatement in the Company’s financial statements or related intentional misconduct. In these circumstances, the Company would not consider it in the Company or shareholders’ best interests to incentivize them with proprietary interests of the Company under the Amended 2016 Plan, nor would the Company consider such grantees benefiting under the Amended 2016 Plan to align with the purpose of the Amended 2016 Plan. As such, the Company considers this clawback mechanism appropriate and reasonable.
Based solely on the closing price of our ADSs as reported by Nasdaq on March 31, 2026 and the maximum number of ordinary shares that would have been available for future awards under the Amended 2016 Plan as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the ordinary shares that could potentially be issued or delivered under the Amended 2016 Plan is US$40,614,782,807.30. The ordinary shares underlying any awards under the Amended 2016 Plan that are forfeited, cancelled, held back upon exercise or settlement to satisfy the exercise price or tax withholding, reacquired prior to vesting, or are otherwise terminated (other than by exercise) are added back to the ordinary shares available for issuance under the Amended 2016 Plan.
Waiver from strict compliance with Rule 17.03E of the HK Listing Rules regarding exercise price of options to be granted pursuant to the Amended 2016 Plan
Rule 17.03E of the HK Listing Rules states that the exercise price of an option must be at least the higher of: (i) the closing price of the shares as stated in HKEx’s daily quotations sheet on the date of grant, which must be a business day; and (ii) the average closing price of the shares as stated in the HKEx’s daily quotations sheets for the five business days immediately preceding the date of grant.
Since the listing of the Company’s ADSs on the Nasdaq, it has been the Company’s practice to issue options exercisable into ADSs (which represents underlying ordinary shares) denominated in U.S. dollars under its equity plans and the Company will continue to issue options exercisable into ADSs under the Amended 2016 Plan. By definition, ADSs are denominated in U.S. dollars, and the exercise price for options with respect to ADSs will necessarily be presented in U.S. dollars.
On the basis that: (i) the method for determining the exercise price of options covering ADSs replicates the requirement in Rule 17.03E of the HK Listing Rules; (ii) the majority of the trading volume in the Company’s securities has been on the Nasdaq; (iii) it has been the Company’s practice to issue options over ADSs with exercise prices that are denominated in US dollars; and (iv) it would be impracticable for the Company to strictly comply with Rule 17.03E of the HK Listing Rules, the Company has applied for, and the HKEx has granted, a waiver from strict compliance with Rule 17.03E of the HK Listing Rules such that the Company will be able to determine the exercise price for options to be granted under its share schemes based on the higher of: (i) the per-share closing price of the Company’s ADSs on the Nasdaq on the date of grant, which must be a Nasdaq trading day; and (ii) the average per-share closing price of the Company’s ADSs on Nasdaq for the five Nasdaq trading days immediately preceding
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
the date of grant, on the condition that the Company shall not issue any share options with an exercise price denominated in Hong Kong dollars unless such exercise price complies with Rule 17.03E of the HK Listing Rules.
Rationale for Share Increase
Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. We operate in an industry and in geographies where there is an incredibly competitive market for the hiring and retention of a talented workforce, which we believe is critical for our success. The Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. The share increase contemplated by the Amended 2016 Plan is critical to our ongoing effort to build shareholder value. We currently anticipate that we may exhaust all of the shares available for issuance under our 2016 Plan prior to our 2027 annual general meeting if the Amended 2016 Plan is not approved.
We attempt to manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting only the appropriate number of equity incentive awards that it believes is necessary to attract, reward, and retain employees. Our “burn rate”, as detailed below, has been higher than some of our peers in recent years due to the tremendous growth in our employee workforce, which increased from approximately 3,300 employees at the beginning of 2020 to nearly 12,000 employees as of March 31, 2026. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.
Employee Growth
Since the beginning of 2024, our employee workforce has increased by approximately 14.5%, from approximately 10,473 employees at January 1, 2024 to approximately 11,988 employees as of March 31, 2026. Given that we grant equity awards to substantially all of our employees, this has stressed the availability of shares under our equity plans. The following table sets forth the increase in the number of employees for each of the last two fiscal years:
	2025	2024
Number of Employees (beginning of year)	11,047	10,473
Number of Employees (end of year)	11,785	11,047
Total Number of New Employees (net)	738	574
Percentage Increase	6.7%	5.5%
Burn Rate
The following table sets forth information regarding historical awards granted and earned for the 2025 and 2024 period, and the corresponding burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted-average ordinary shares outstanding for that year, for each of the last two fiscal years:
	2025	2024
Share Options Granted	2,527,499	9,180,301
Time-Based Full Value Shares and Units Granted	30,962,451	49,845,159
Total Awards Granted(1)	33,489,950	59,025,460
Weighted-Average Ordinary Shares Outstanding During the Fiscal Year	1,442,259,810	1,387,367,704
Annual Burn Rate	2.3%	4.3%
Two-Year Average Burn Rate	3.3%

(1)
Total Awards Granted represents the sum of Share Options Granted and Time-Based Full-Value Shares and Units Granted.

BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
If the request to increase the share reserve by an additional 75,400,000 ordinary shares is approved by shareholders, we will have approximately 136,763,925 ordinary shares available for grant after the Annual Meeting, which is based on 61,363,925 ordinary shares available for grant under the 2016 Plan on March 31, 2026 and the 75,400,000 ordinary shares subject to this proposal. The Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires, projected annual equity awards in 2026 to existing employees, and an assessment of the magnitude of increase that our shareholders would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by shareholders, it will be sufficient to provide equity incentives to attract, retain and motivate our employees through 2028, although it is possible that we will exhaust the share pool sooner if we continue to expand our workforce to support our growing business at a rate higher than we currently expect.
Summary of the Amended 2016 Plan
The ordinary shares we issue or deliver pursuant to awards granted under the Amended 2016 Plan are authorized ordinary shares issuable under our conditional share capital or our capital band in our Articles of Association or ordinary shares that we have repurchased or repurchase in the future to hold in treasury. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Amended 2016 Plan (including any grants made prior to the Effective Date) will be added back to the ordinary shares available for issuance or delivery under the Amended 2016 Plan; provided that (i) the shares reserved and remaining available for issuance or delivery under the Amended 2016 Plan, the Amended 2018 ESPP and any other plans shall not exceed 10% of the issued share capital of the Company as of the Effective Date, (ii) if the Company cancels an option and issues a new option to the same grantee, the issue of such new option shall be made only to the extent that shares are reserved and available for issuance or delivery excluding the cancelled option, and (iii) notwithstanding the foregoing, no shares underlying any options granted under the Amended 2016 Plan (including any grants made prior to the Effective Date) shall be added back to the shares available for issuance or delivery under the Amended 2016 Plan unless such options have lapsed or otherwise been terminated in accordance with the terms of the Amended 2016 Plan. For HK Listing Rule mandate limits, the total number of ordinary shares outstanding was calculated to be 1,541,419,108 as of March 31, 2026. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude 164,697 ordinary shares issued or delivered to the Company’s depositary in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time.
The Amended 2016 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to grantees, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2016 Plan. Full and part-time officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Compensation Committee are eligible to participate in the Amended 2016 Plan. As of March 31, 2026, approximately 11,969 individuals were eligible to participate in the Amended 2016 Plan, which included five executive officers, 11,952 employees who are not executive officers, nine non-employee directors and three consultants. The Compensation Committee may delegate to the chairman of the Compensation Committee all or part of the Compensation Committee’s authority and duties with respect to granting awards and to our Chief Executive Officer or Chief Financial Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
The Amended 2016 Plan permits the granting of options to purchase ordinary shares that are not intended to qualify as incentive share options under Section 422 of the Code. The exercise price of each share option will be determined by the Compensation Committee but may not be less than the higher of  (i) the fair market value of our ordinary shares on the date of grant and (ii) the average fair market value of the ordinary shares for the five business days immediately preceding the date of grant, each as determined by reference to the closing price of our
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
ADSs on the Nasdaq. The term of each share option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised.
The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as it may determine. Share appreciation rights entitle the recipient to ordinary shares, or cash, equal to the value of the appreciation in our share price over the exercise price. The exercise price of each share appreciation right may not be less than 100% of fair market value of the shares on the date of grant to a grantee who is subject to U.S. tax.
The Compensation Committee may award restricted shares or RSUs to grantees subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or service with us through a specified vesting period. The Compensation Committee may also grant ordinary shares that are free from any restrictions under the Amended 2016 Plan. Unrestricted ordinary shares may be granted to grantees in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such grantee.
The Compensation Committee may grant dividend equivalent rights to grantees that entitle the recipient to receive credits for dividends that would be paid if the recipient held a specified number of ordinary shares.
The Amended 2016 Plan provides that, upon the effectiveness, of a “sale event,” as defined in the Amended 2016 Plan, the successor entity may assume, continue or substitute for outstanding awards, as appropriately adjusted. To the extent that awards are not assumed or continued or substituted by the successor entity, all awards granted under the Amended 2016 Plan shall terminate. All awards with performance conditions granted to directors (where applicable) will vest pro rata at target from AGM to AGM meeting. All awards with performance conditions granted to consultants (where applicable) will vest pro rata at target from equity grant date to sale event / change in control (“CIC”).
All awards with performance conditions granted to the CEO will have full acceleration upon a CIC with awards for completed performance periods paid out based on actual performance and awards for incomplete years paid out at target.
All awards with performance conditions granted to the executive officers (other than the CEO) will have full acceleration of unvested equity if termination occurs within 24 months of a CIC and will have completed performance periods paid out based on actual performance and awards for incomplete years or incomplete performance periods paid out at target.
All awards with performance conditions granted to all other employees (where applicable) will have performance measured based on actual results through the sale event/ CIC with payout prorated for the portion of the performance period and/or milestones that is completed.
The Board of Directors may amend or discontinue the Amended 2016 Plan, and the Compensation Committee may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may adversely affect rights under an award without the holder’s consent. Certain amendments to the Amended 2016 Plan, such as any increase to the number of ordinary shares that may be made available for awards, may require the approval of our shareholders.
The Board of Directors approved the Amended 2016 Plan on April 16, 2026, and the Amended 2016 Plan shall be effective on the date it is approved by shareholders. No awards may be granted under the 2016 Plan after April 13, 2030. If the Amended 2016 Plan is not approved by shareholders, the 2016 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.
New Plan Benefits
Because the grant of awards under the Amended 2016 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the Amended 2016 Plan, except as set forth below. The following table sets forth the awards
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
to be granted under the Amended 2016 Plan, to the extent currently determinable and to the extent shareholder approval is obtained at the Annual Meeting. We will comply with the applicable requirements under Chapter 17 of the HK Listing Rules upon the making of such grants to the respective directors.
	Share Awards (RSUs/PSUs)		Options
Name and Position	Dollar Value (US$)	Number of Ordinary Shares	Dollar Value (US$)	Number of Ordinary Shares
John V. Oyler, Co-Founder, Chairman and Chief Executive Officer	$10,687,500	(1)	$3,562,500	(1)
Dr. Xiaobin Wu, President and Chief Operating Officer	$7,125,000	(1)	$2,375,000	(1)
Aaron Rosenberg, Chief Financial Officer	$4,275,000	(1)	$1,425,000	(1)
Dr. Lai Wang, President, Global Head of Research and Development	$7,125,000	(1)	$2,375,000	(1)
Chan Lee, Senior Vice President, General Counsel and Corporate Secretary	$2,707,500	(1)	$902,500	(1)
All current executive officers, as a group	$31,920,000	(1)	$10,640,000	(1)
Xiaodong Wang, Co-Founder and Consultant	$2,000,000	(1)	$2,000,000	(1)
All current non-employee directors, as a group	$3,420,000	(1)	$0	(1)
All employees who are not executive officers, as a group	$424,237,377	(1)	$0	(1)

(1)
The number of shares will be awarded based on the closing price per ADS of the Company on Nasdaq on the grant date.

Tax Aspects Under the U.S. Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2016 Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Amended 2016 Plan, nor does it describe foreign, state or local tax consequences.
Share Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the ordinary shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2016 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
BeOne 2026 Proxy Statement

Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan
Limitation on Deductions. Under Section 162(m) of the Code, assuming that such section were applicable, the Company’s deduction for certain awards under the 2016 Plan may be limited to the extent that any “covered employee” (within the meaning of Section 162(m) of the Code) receives compensation in excess of US$1 million a year.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 15(a) and Proposal 15(b) each requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 15(a) or Proposal 15(b) will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. Mr. John V. Oyler and Dr. Xiaodong Wang, together with their associates, are required to abstain from voting in favor of Proposal 15(a) and Proposal 15(b). The ordinary resolution in Proposal 15(a) is not conditional upon the passing of the ordinary resolution in Proposal 15(b), but the ordinary resolution in Proposal 15(b) is conditional upon the passing of the ordinary resolution in Proposal 15(a). In the event that the ordinary resolution in Proposal 15(a) is passed but the ordinary resolution in Proposal 15(b) is not passed, the Company will adopt the Fifth Amended and Restated 2016 Share Option and Incentive Plan, but the Directors shall alter the Fifth Amended and Restated 2016 Share Option and Incentive Plan to remove references to the grant of awards to consultants. In the event that the ordinary resolution in Proposal 15(b) is passed but the ordinary resolution in Proposal 15(a) is not passed, the Fifth Amended and Restated 2016 Share Option and Incentive Plan will not be adopted.

The Board of Directors recommends that shareholders vote FOR (a) the approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan and (b) conditional upon the passing of  (a), the approval of the consultant sublimit set out therein.

BeOne 2026 Proxy Statement

Proposal 16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan
General
In June 2018, the shareholders of the Company approved the 2018 ESPP. Initially, 3,500,000 ordinary shares of the Company were reserved for issuance under the 2018 ESPP. In August 2018, in connection with the Company’s listing on the HKEx, the Board of Directors approved an amended and restated ESPP to remove an “evergreen” share replenishment provision originally included in the plan and implement other changes required by the HK Listing Rules. In December 2018, the shareholders of the Company approved a Second Amended and Restated 2018 ESPP to increase the number of shares authorized for issuance by 3,855,315 ordinary shares to 7,355,315 ordinary shares. In June 2019, the Board of Directors adopted an amendment to revise the eligibility criteria for enrollment in the plan. In June 2021, the Board of Directors adopted the Third Amended and Restated 2018 ESPP to include some technical amendments under U.S. tax rules and to consolidate the changes in the prior amendment, effective as of September 1, 2021. In June 2024, the Board of Directors adopted the Fourth Amended and Restated 2018 ESPP to increase the maximum number of ordinary shares available for sale thereunder by 5,070,000 shares, or 0.37% of our outstanding shares as of March 31, 2024, and to comply with certain amendments to Chapter 17 of the HK Listing Rules. In May 2025, the Board of Directors adopted the Fifth Amended and Restated 2018 ESPP to reflect the change of the Company’s jurisdiction of incorporation and applicable governing law from the Cayman Islands to Switzerland.
On April 16, 2026, the Board of Directors approved the Amended 2018 ESPP, including a refreshment of the scheme mandate limit, to increase the maximum number of ordinary shares that will be made available for sale thereunder by 3,250,000 shares, or 0.21% of our outstanding shares as of March 31, 2026 under HK Listing Rules. As of March 31, 2026, 2,438,481 ordinary shares remained available for future issuance or delivery under the 2018 ESPP.
The Amended 2018 ESPP allows eligible employees to purchase our ordinary shares (including in the form of ADSs) at a 15% discount to the market price of our ordinary shares or ADSs. Employees purchase our ordinary shares or ADSs at the end of an offering period using funds deducted from their payroll during the offering period. The Amended 2018 ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in our success.
Our Board of Directors believes it is in the best interest of the Company and our shareholders that the Amended 2018 ESPP be approved. If the Amended 2018 ESPP is not approved by shareholders, it is possible that we would need to terminate the 2018 ESPP if additional shares are not authorized by shareholders prior to exhausting the current authorization.
Scheme Mandate Limit
The Amended 2018 ESPP constitutes a share award scheme under Chapter 17 of the HK Listing Rules and will comply with the relevant provisions of Chapter 17 of the HK Listing Rules accordingly. In connection with Proposals 15 and 16, the Company is seeking to refresh the scheme mandate limit (as defined in Chapter 17 of the HK Listing Rules). For the purpose of Chapter 17 of the HK Listing Rules, on the Effective Date, assuming no new equity awards are granted and there is no other change to the issued share capital of the Company after March 31, 2026, the scheme mandate limit for which the Company is seeking shareholders’ approval is comprised of  (i) 75,400,000 shares proposed to be added in the Amended 2016 Plan to be reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan; (ii) 61,363,925 shares reserved and available for issuance for equity awards yet to be granted under the Amended 2016 Plan; (iii) 3,250,000 shares proposed to be added in the Amended
BeOne 2026 Proxy Statement

Proposal 16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan
2018 ESPP to be available for issuance pursuant to options to be granted under the Amended 2018 ESPP; and (iv) 2,438,481 shares available for future issuance pursuant to options to be granted under the Amended 2018 ESPP. If the Amended 2016 Plan and the Amended 2018 ESPP are approved by our shareholders, the Company will apply for approval from the HKEx Listing Committee for the listing of, and permission to deal in, the shares to be issued under the scheme mandate limit.
Because the proposed refresh of the scheme mandate limit is within three years of approval of the last refresh, or June 5, 2024, Proposal 16 must be approved by independent shareholders in a manner compliant with Rule 17.03 of the HK Listing Rules, as applicable. For additional information, please see the information in the section titled “Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh” below.
Summary of the Amended 2018 ESPP
The following summary of certain major features of the Amended 2018 ESPP is subject to the specific provisions contained in the full text of the Amended 2018 ESPP set forth in Appendix C to this Proxy Statement and is incorporated herein by reference.
Purpose. The purpose of the Amended 2018 ESPP is to provide the participants with opportunities to purchase shares either in the form of ordinary shares or ADSs.
Administration. The Amended 2018 ESPP is administered under the direction of the Compensation Committee, which has authority to interpret the provisions of the Amended 2018 ESPP and to make all other determinations necessary or advisable in administering it.
Scheme mandate limit. The maximum number of shares which may be issued or delivered pursuant to all options to be granted under the Amended 2018 ESPP shall be 5,688,481 shares, being approximately 0.37% of the issued share capital of the Company on the Effective Date. If this proposal is approved, then a total of 15,675,315 ordinary shares will have been authorized over the lifetime of the Amended 2018 ESPP, assuming no new equity awards are granted and there is no other change to the issued share capital of the Company after March 31, 2026. The Company will ensure that the number of ordinary shares that may be issued or delivered in respect of all equity awards to be granted under the Amended 2016 Plan, the Amended 2018 ESPP and any other plans shall not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving the Amended 2018 ESPP. The Company will comply with the relevant requirements under Rule 17.03C of the HK Listing Rules in respect of any additional increase to the maximum number of shares reserved under the Amended 2018 ESPP.
Eligibility. All employees of the Company and participating subsidiaries who are employed as of the beginning of each offering period are eligible to participate in the Amended 2018 ESPP, other than employees who would own 5% or more of the voting power of our ordinary shares after exercising their rights to purchase shares under the Amended 2018 ESPP. As of March 31, 2026, approximately 11,855 employees would have been eligible to participate in the Amended 2018 ESPP. For the avoidance of doubt, the Company will comply with the relevant requirements under Rule 17.04 of the HK Listing Rules as necessary.
Participation. To participate in the Amended 2018 ESPP, an eligible employee submits an enrollment form to the Company before the offering date, which (a) authorizes payroll deductions in an amount not less than 1% nor greater than 10% of his or her after-tax compensation (i.e., gross cash compensation, including regular base pay (including overtime pay and commissions, to the extent determined by the Compensation Committee), but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gain on the exercise of share options, and similar items) for each full payroll period in the offering period, (b) authorizes the purchase of shares in each offering in accordance with the terms of the plan, (c) specifies the exact name or names in which shares purchased for such individual are to be issued, and (d) provides such other terms as required by the Company. To ensure that U.S. Internal Revenue Service share limitations are not exceeded, no individual participant may be granted the right under the Amended 2018 ESPP to purchase ordinary shares (including in the form of ADSs) that accrues at a rate which exceeds US$25,000 of fair market value of such shares for any calendar year, determined as of the grant date.
BeOne 2026 Proxy Statement

Proposal 16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan
Purchases. Eligible employees enroll in an offering period (which generally will begin on each March 1 and September 1 and last for six months unless otherwise determined by our Compensation Committee in advance) during the open enrollment period prior to the start of that offering period. For the purpose of Chapter 17 of the HK Listing Rules, the offering period is considered to be the vesting period.
The Board of Directors and the Compensation Committee are of the view that the offering period detailed above provides an opportunity for employees to acquire an ownership interest in the Company, encouraging them to remain in the Company’s employment and more closely aligning their interests with those of Shareholders. Such shorter vesting period arrangement is justified and reasonable taking into account that such flexible compensation package provides employees with an opportunity to acquire an equity interest in the Company at a favorable price with cash from their own payroll. Such arrangement is also consistent with the existing practice of the Company and peer companies in the Group’s industry in respect of discretionary employee share purchase schemes. Accordingly, the above vesting period is considered appropriate and aligns with the purpose of the Amended 2018 ESPP.
Shares are purchased at a price equal to 85% of the fair market value of our ordinary shares on either the first business day of the offering period or the last business day of the offering period, whichever is lower. The closing price of our ADSs on April 20, 2026, as quoted on the Nasdaq was US$[•] per ADS, or US$[•] per ordinary share.
Performance targets. Participation of the Amended 2018 ESPP shall not otherwise be subject to any minimum performance targets.
Optionees not shareholders. Neither the granting of an option to a participant nor the deductions from his or her pay shall constitute such participant a holder of the shares covered by an option under the Amended 2018 ESPP until such shares have been purchased by and issued to him or her. Accordingly, participants shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register on a date prior to such shares having been purchased by and issued to him or her.
Lapse of options. Any option granted but not exercised by the end of an offering will automatically lapse. In the event that the Amended 2018 ESPP is terminated while any option remains outstanding and unexercised, then any such options shall lapse.
Participation adjustment. If the number of unsold shares that are available for purchase under the Amended 2018 ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.
Adjustment in case of changes affecting shares. In the event of a capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the number of shares approved for the Amended 2018 ESPP and the share limitation set forth in the Amended 2018 ESPP shall be equitably or proportionately adjusted to give proper effect to such event. Any such adjustment under the Amended 2018 ESPP will be made in accordance with Rule 17.03(13) of the HK Listing Rules.
Rights not transferable. Rights under the Amended 2018 ESPP are not transferable by a participant other than by will or the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant. In the event of any transfer of options, the Company will comply with the applicable provisions of Chapter 17 of the HK Listing Rules (including applying to the Hong Kong Stock Exchange for a waiver) before such transfer of options.
Amendment. Our Board of Directors may amend the Amended 2018 ESPP at any time and in any respect provided that the terms of the Amended 2018 ESPP or options so altered must comply with the applicable rules of any stock exchange on which the shares are listed. However, without the approval of our shareholders, no amendment may (i) increase the number of ordinary shares that may be issued under the Amended 2018 ESPP, (ii) make any other change that would require shareholder approval in order for the 423 component of the plan to qualify as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code, or (iii) make any other material
BeOne 2026 Proxy Statement

Proposal 16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan
changes that would require shareholder approval in order to comply with applicable rules of any stock exchange on which the shares are listed.
Term. The Amended 2018 ESPP shall take effect on the Effective Date and shall remain in effect until December 7, 2028, unless terminated earlier by the Board of Directors.
Termination. Our Board of Directors may terminate the Amended 2018 ESPP at any time and for any reason or for no reason. Upon termination of the Amended 2018 ESPP, all amounts in the accounts of participants shall be promptly refunded.
Clawback Policy. Options under the Amended 2018 ESPP shall be subject to the Clawback Policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any options granted) to a participant in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the Clawback Policy.
The Board of Directors considers that the proposed terms relating to the scope of eligible participants, the offering period (which is considered to be the vesting period for the purpose of HK Listing Rules), the performance targets, the purchase price and Clawback Policy are in line with the purpose of the Amended 2018 ESPP as it provide our employees with the opportunity to acquire an ownership interest in the Company and incentivize our employees to maintain long-term relationship with the Company, aligning their interests with the Company and its shareholders.
New Plan Benefits
Participation in the Amended 2018 ESPP is voluntary, and each eligible employee makes his or her own decision whether and to what extent to participate in the Amended 2018 ESPP. Accordingly, we cannot currently determine the benefits or number of shares that will be received in the future by individual employees or groups of employees under the Amended ESPP. Our non-employee directors are not eligible to participate in the Amended 2018 ESPP.
Tax Aspects Under the U.S. Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Amended 2018 ESPP. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Amended 2018 ESPP, nor does it describe foreign, state or local tax consequences. A participant in the Amended 2018 ESPP recognizes no taxable income either as a result of participation in the Amended 2018 ESPP or upon exercise of an option to purchase shares under the terms of the Amended 2018 ESPP.
If a participant disposes of shares purchased upon exercise of an option granted under the Amended 2018 ESPP within two years from the first day of the applicable offering period or within one year from the exercise date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.
If the participant disposes of shares purchased upon exercise of an option granted under the Amended 2018 ESPP at least two years after the first day of the applicable offering period and at least one year after the exercise date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the shares on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the shares over the amount paid. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The
BeOne 2026 Proxy Statement

Proposal 16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan
Company is generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, the Company is not allowed a deduction.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 16 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 16 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. Mr. John V. Oyler and Dr. Xiaodong Wang, together with their associates, are required to abstain from voting in favor of Proposal 16.
The Board of Directors recommends that shareholders vote FOR the approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan.
BeOne 2026 Proxy Statement

Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh
Abstentions of Mr. John V. Oyler and Dr. Xiaodong Wang
Pursuant to Chapter 17 of the HK Listing Rules, any refreshment of the scheme mandate limit and the consultant sublimit within any three-year period from the last refreshment (or the adoption of the scheme) is subject to the independent shareholders’ approval by way of ordinary resolution(s) at the annual general meeting. Any controlling shareholders of the Company and their associates or, where there is no controlling shareholder of the Company, the directors (excluding independent non-executive directors) and the chief executive of the Company and their respective associates shall abstain from voting in favor of the respective resolution or proposal.
As at the Latest Practicable Date, to the best knowledge, belief and information of the Board of Directors having made all reasonable enquiries, the Company has no controlling shareholders (as defined in the HK Listing Rules). Therefore, Mr. John V. Oyler, being the executive director and chief executive of the Company, and Dr. Xiaodong Wang, being the non-executive director of the Company, together with their associates, are required to abstain from voting to approve Proposals 15 and 16. Each of Mr. Oyler and his associates is not interested in any shares except Mr. Oyler’s interest in a total of [70,195,616] shares or underlying shares, representing approximately [4.55]% of total number of issued shares as of the Latest Practicable Date; and each of Dr. Wang and his associates is not interested in any shares except Dr. Wang’s interest in a total of [15,525,079] shares or underlying shares, representing approximately [1.01]% of total number of issued shares as of the Latest Practicable Date, both as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO.
To the best knowledge, belief and information of the Board of Directors having made all reasonable enquiries, as disclosed above and as at the Latest Practicable Date, no other shareholder of the Company was required to abstain from voting on Proposals 15 and 16.
Independent Board Committee and Independent Financial Adviser
In connection with the proposed refresh, pursuant to Chapter 17 of the HK Listing Rules, (1) an independent board committee has been established to advise independent shareholders as to whether the terms of the proposed refresh are fair and reasonable and whether such refresh is in the interests of the Company and its shareholders as a whole and to advise independent shareholders on how to vote, taking into account the recommendations of the independent financial adviser (the “Independent Board Committee”); and (2) an independent financial adviser has been appointed to make recommendations to the independent board committee and the shareholders as to whether the terms of the proposed refresh are fair and reasonable and whether such refresh is in the interests of the Company and its shareholders as a whole and to advise independent shareholders on how to vote (the “Independent Financial Adviser”).
The Independent Board Committee, comprising Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Ms. Shalini Sharp and Mr. Qingqing Yi, all being independent non-executive directors, was formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the proposed refresh of the scheme mandate limit and consultant sublimit as set out in Proposals 15 and 16, as applicable, and to recommend whether or not the independent shareholders should approve the proposed refresh of the scheme mandate limit and consultant sublimit as set out in the Proposals 15 and 16, as applicable. A separate letter from the Independent Board Committee is included below.
Anglo Chinese Corporate Finance, Limited was appointed as the Independent Financial Adviser to advise the Independent Board Committee and the independent shareholders in relation to the proposed refresh of the scheme mandate limit and consultant sublimit as set out in the Proposals 15 and 16, as applicable. A separate letter from the Independent Financial Advisor is included below.
BeOne 2026 Proxy Statement

Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh
LETTER FROM THE INDEPENDENT BOARD COMMITTEE
April [           ], 2026
To the independent shareholders of BeOne Medicines Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the proposed refreshment of the Scheme Mandate Limit and Consultant Sublimit, details of which are set out in the Proxy Statement dated April [•], 2026, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement and the terms of the proposed Amended 2016 Plan and the proposed Amended 2018 ESPP, we are of the view that the terms of the proposed refreshment of the Scheme Mandate Limit and Consultant Sublimit are fair and reasonable so far as the independent shareholders are concerned. We are of the view that the proposed refreshment of the Scheme Mandate Limit and Consultant Sublimit is made during the ordinary and usual course of the Company business and is in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolutions to be proposed at the Annual Meeting to approve the proposed refreshment of the Scheme Mandate Limit and Consultant Sublimit.
Yours faithfully,
For and on behalf of the
Independent Board Committee
BeOne Medicines Ltd.
Dr. Olivier Brandicourt	Dr. Margaret Dugan	Mr. Michael Goller
Mr. Anthony C. Hooper	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Ms. Shalini Sharp	Mr. Qingqing Yi
Independent Non-Executive Directors
BeOne 2026 Proxy Statement

Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh
LETTER FROM THE INDEPENDENT FINANCIAL ADVISER
[      •      ], 2026
To: Independent Board Committee and the Independent Shareholders
Dear Sir or Madam,
PROPOSED REFRESHMENT OF THE SCHEME MANDATE LIMITS
I. INTRODUCTION
We refer to our appointment as the Independent Financial Adviser to advise the Independent Board Committee and the independent shareholders of the Company (the “Independent Shareholders”) in respect of the proposed refreshment of the scheme mandate limit and the Consultant Sublimit under the Amended 2016 Plan and the proposed refreshment of the scheme mandate limit under the Amended 2018 ESPP (collectively, the “Proposed Refreshment of the Scheme Mandate Limits”). Details of the Proposed Refreshment of the Scheme Mandate Limits are set out in section headed “Proposal 15. Approval of the Fifth Amended and Restated 2016 Share Option and Incentive Plan” and “16. Approval of the Sixth Amended and Restated 2018 Employee Share Purchase Plan” (collectively, the “Proposals”) in the proxy statement dated [•], 2026 (the “Proxy Statement”) filed by the Company (together with its subsidiaries, the “Group”), of which this letter forms part. Capitalized terms used in this letter shall have the same meanings as defined in the Proxy Statement unless the context requires otherwise.
On December 7, 2018, the Company’s shareholders (the “Shareholders”) approved the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). In 2020 and 2022, the Shareholders approved amendments to the 2016 Plan to increase the number of authorized shares available for issuance under the 2016 Plan in order to continue to provide incentive opportunities. In 2024, the Shareholders approved amendments to the 2016 Plan to increase the number of authorized shares available for issuance under the 2016 Plan (the “2016 Plan Scheme Mandate Limit”) in order to continue to provide incentive opportunities and to comply with the relevant provisions of Chapter 17 of the HK Listing Rules accordingly. In May 2025, the Board of Directors (the “Board”) adopted amendments to the 2016 Plan to reflect the change of the Company’s jurisdiction of incorporation and applicable governing law from the Cayman Islands to Switzerland.
To further increase the number of authorized shares available for issuance under the 2016 Plan, the Board approved, subject to Shareholders’ approval, the Fifth Amended and Restated 2016 Share Option and Incentive Plan (the “Amended 2016 Plan”), which includes a refreshment of the 2016 Plan Scheme Mandate Limit (including the Consultant Sublimit). The Amended 2016 Plan increases the aggregate number of shares authorized for issuance under the 2016 Plan by 75,400,000 ordinary shares, or 4.89% of the Company’s outstanding shares as of March 31, 2026 under HK Listing Rules, from 376,143,772 ordinary shares to an overall total amount of 451,543,772 ordinary shares authorized over the life of the Amended 2016 Plan with 187,062,434 ordinary shares currently available (of which 61,363,925 shares were reserved and remained available for issuance and 125,698,509 shares were subject to outstanding equity awards as of March 31, 2026), subject to the conditions that the number of ordinary shares that may be issued in respect of all equity awards to be granted under the Amended 2016 Plan, the Sixth Amended and Restated 2018 Employee Share Purchase Plan (to the extent approved by shareholders) (the “Amended 2018 ESPP”) or any other plans shall not exceed 10% of the issued share capital as of the date of the Shareholders’ resolution approving the Amended 2016 Plan and the Amended 2018 ESPP, and such approved increase in the number of authorized shares available for issuance shall be reduced to the extent necessary such that the 10% limit is not exceeded.
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In June 2018, the Shareholders approved the 2018 ESPP. Initially, 3,500,000 ordinary shares of the Company were reserved for issuance under the 2018 ESPP. In August 2018, in connection with the Company’s listing on the HKEx, the Board approved an amended and restated ESPP to remove an “evergreen” share replenishment provision originally included in the plan and implement other changes required by the HK Listing Rules. In December 2018, the Shareholders approved a Second Amended and Restated 2018 ESPP to increase the number of shares authorized for issuance by 3,855,315 ordinary shares to 7,355,315 ordinary shares. In June 2019, the Board adopted an amendment to revise the eligibility criteria for enrollment in the plan. In June 2021, the Board adopted the Third Amended and Restated 2018 ESPP to include some technical amendments under U.S. tax rules and to consolidate the changes in the prior amendment, effective as of September 1, 2021. In June 2024, the Board adopted the Fourth Amended and Restated 2018 ESPP to increase the maximum number of ordinary shares available for sale thereunder by 5,070,000 shares (the “2018 ESPP Scheme Mandate Limit”, together with the 2016 Plan Scheme Mandate Limit (including the Consultant Sublimit), the “Scheme Mandate Limits”), or 0.37% of the Company’s outstanding shares as of March 31, 2024, and to comply with certain amendments to Chapter 17 of the HK Listing Rules. In May 2025, the Board adopted the Fifth Amended and Restated 2018 ESPP to reflect the change of the Company’s jurisdiction of incorporation and applicable governing law from the Cayman Islands to Switzerland.
On April 16, 2026, the Board approved the Amended 2018 ESPP to increase the maximum number of ordinary shares that will be made available for sale thereunder by 3,250,000 shares, or 0.21% of the Company’s outstanding shares as of March 31, 2026. As of March 31, 2026, 2,438,481 ordinary shares remained available for future issuance or delivery under the 2018 ESPP.
Because the Proposed Refreshment of the Scheme Mandate Limits is within three years of approval of the last refresh, or June 5, 2024, the Proposals must be approved by the Independent Shareholders in a manner compliant with Chapter 17 of the HK Listing Rules, as applicable.
Pursuant to Chapter 17 of the HK Listing Rules, any refreshment of the scheme mandate limit and the consultant sublimit within any three-year period from the last refreshment (or the adoption of the scheme) is subject to the independent shareholders’ approval by way of ordinary resolution(s) at the annual general meeting. Any controlling shareholders of the Company and their associates or, where there is no controlling shareholder of the Company, the directors (excluding independent non-executive directors) and the chief executive of the Company and their respective associates shall abstain from voting in favour of the respective resolution or proposal.
As at the Latest Practicable Date, to the best knowledge, belief and information of the Board having made all reasonable enquiries, the Company has no controlling shareholders (as defined in the HK Listing Rules). Therefore, Mr. John V. Oyler (“Mr. Oyler”), being the executive director and chief executive of the Company, and Dr. Xiaodong Wang (“Dr. Wang”), being the non-executive director of the Company, together with their associates, are required to abstain from voting to approve the Proposals. Each of Mr. Oyler and his associates is not interested in any shares except Mr. Oyler’s interest in a total of [       ] shares or underlying shares, representing approximately [   ]% of total number of issued shares as of the Latest Practicable Date; and each of Dr. Wang and his associates is not interested in any shares except Dr. Wang’s interest in a total of [      ] shares or underlying shares, representing approximately [   ]% of total number of issued shares as of the Latest Practicable Date, both as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO.
To the best knowledge, belief and information of the Board having made all reasonable enquiries, save as disclosed above and as at the Latest Practicable Date, no other shareholder of the Company was required to abstain from voting on the Proposals.
The Independent Board Committee, comprising Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Ms. Shalini Sharp and Mr. Qingqing Yi, all being independent non-executive directors, was formed to advise the Independent Shareholders as to the fairness and reasonableness of the terms of the Proposed Refreshment of the Scheme Mandate Limits, as applicable, and to recommend whether or not the Independent Shareholders should approve the Proposed Refreshment of the Scheme Mandate Limits, as applicable.
II. BASIS OF OUR OPINION
In formulating our opinion and recommendation, we have, amongst other things, reviewed (i) the Amended 2016 Plan; (ii) the Amended 2018 ESPP; (iii) the Company’s annual reports for the years ended December 31, 2023, 2024 and 2025 (the “AR2023”, “AR2024” and “AR2025”, respectively); and (iv) the Proxy Statement. We consider the
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information we have reviewed to be sufficient to reach the conclusions set out in this letter and have no reason to doubt the truth, accuracy or completeness of the information provided to us by the Company. We have been confirmed by the directors of the Company, having made all reasonable enquiries, that to the best of their knowledge, opinions and representations expressed in the Proxy Statement (or otherwise provided to us by the Company) have been arrived at after due and careful consideration and there are no other facts not contained in the Proxy Statement, the omission of which would make any statement in the Proxy Statement misleading. We have relied on the accuracy of the information, facts, representations and the opinions expressed by the Company referred to in the Proxy Statement (or otherwise provided to us by the Company), and have assumed that all information, opinions and representations contained or referred to in the Proxy Statement (or otherwise provided to us by the Company) were true, accurate and complete in all respects at the time when they were made and up to the date of this letter. We have not conducted any independent investigation, verification or audit into the businesses, affairs or future prospect of the Group, or any of their respective subsidiaries or associates.
III. OUR INDEPENDENCE
During the two-year period immediately preceding the Latest Practicable Date, we were appointed as an independent financial adviser to the Company to advise on the proposed grants of restricted share units to directors set out in the proxy statement of the Company dated April 26, 2024. Save for the aforesaid engagement, there was no other service provided by us to the Company during the past two years prior to the Latest Practicable Date, and we did not have any relationship with, or interest in, the Company or any other parties that could reasonably be regarded as relevant to our independence. Apart from normal professional fees for our services to the Company in connection with the engagement described above, no arrangement exists whereby we will receive any fees or benefits from the Company, its subsidiaries, directors, chief executive, substantial shareholders or any associate of any of them. Accordingly, we consider that we are independent pursuant to Rule 13.84 of the HK Listing Rules and are eligible to give independent advice in respect of the Proposed Refreshment of the Scheme Mandate Limits.
IV. PRINCIPAL FACTORS AND REASONS CONSIDERED
In arriving at our opinion and recommendation to the Independent Board Committee and the Independent Shareholders in respect of the Proposed Refreshment of the Scheme Mandate Limits, we have considered the following principal factors and reasons:
1. Information of the Group
As disclosed in AR2025, the Company is a leading global oncology company discovering and developing innovative treatments that are more accessible to cancer patients worldwide.
The following tables summarise the results of operation of the Group for the years ended December 31, 2023, 2024 and 2025 (“FY2023”, “FY2024” and “FY2025”, respectively).
a. Financial performance
The table below summarises the financial performance of the Group for the years ended December 31, 2023, 2024 and 2025 (“FY2023”, “FY2024” and “FY2025”, respectively):
Table 1 — Financial performance of the Group
	FY2023 (US$’000) (audited)	FY2024 (US$’000) (audited)	FY2025 (US$’000) (audited)
Total Revenues	2,458,779	3,810,241	5,343,033
Product revenue, net	2,189,852	3,779,546	5,282,061
Other revenue	268,927	30,695	60,972
Gross profit	2,078,859	3,216,152	4,674,493
Net (loss) income	(881,708)	(644,786)	286,933
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Source: AR2023, AR2024 and AR2025
For FY2025 compared to FY2024
Revenue of the Group was approximately US$5,343 million for FY2025, representing an increase of approximately 40.2% from approximately US$3,810 million for FY2024. Such increase was primarily due to increased sales of BRUKINSA, TEVIMBRA, as well as increased sales of in-licensed products from Amgen.
Gross profit of the Group was approximately US$4,674 million for FY2025, representing an increase of approximately 45.3% from approximately US$3,216 million for FY2024, which was generally in line with the increase in the Group’s revenue.
Net income of the Group turned around to approximately US$287 million for FY2025, from a net loss of approximately US$645 million for FY2024.
For FY2024 compared to FY2023
Revenue of the Group was approximately US$3,810 million for FY2024, representing an increase of approximately 55.0% from approximately US$2,459 million for FY2023. Such increase was primarily attributable to the increased sales for BRUKINSA, as well as increased sales of in-licensed products from Amgen and TEVIMBRA.
Gross profit of the Group was approximately US$3,216 million for FY2024, representing an increase of approximately 54.7% from approximately US$2,079 million for FY2023, which was generally in line with the increase in the Group’s revenue.
Net loss of the Group for FY2024 was approximately US$645 million, representing a decrease of approximately 26.9% from a net loss of approximately US$882 million for FY2023.
b. Financial position
The table below summarises the financial position of the Group as at December 31, 2023, 2024 and 2025:
Table 2 — Financial position of the Group
	As at December 31,
	2023 (US$’000) (audited)	2024 (US$’000) (audited)	2025 (US$’000) (audited)
Total assets	5,805,275	5,920,910	8,188,573
Non-current assets	1,601,861	1,929,317	1,954,984
Current assets	4,203,414	3,991,593	6,233,589
Total liabilities	2,267,948	2,588,688	3,827,379
Non-current liabilities	457,835	373,789	1,998,549
Current liabilities	1,810,113	2,214,899	1,828,830
Net assets	3,537,327	3,332,222	4,361,194
Source: AR2023, AR2024 and AR2025
The Group’s non-current assets (comprising mainly property, plant and equipment) as at December 31, 2025 were approximately US$1,955 million, compared to approximately US$1,929 million as at December 31, 2024, and such increase was primarily due to an increase in property, plant and equipment, net by approximately US$63 million, partially offset by the decrease in other non-current assets by approximately US$58 million. The Group’s current assets (comprising mainly cash and cash equivalents and accounts receivable) were approximately US$6,234 million as at December 31, 2025, compared to approximately US$3,992 million as at December 31, 2024, and such increase was mainly due to the increase in cash and cash equivalents of
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approximately US$1,920 million. Accordingly, as both the Group’s current and non-current assets increased, the Group’s total assets increased from approximately US$5,921 million to approximately US$8,189 million as at December 31, 2025.
The Group’s non-current liabilities (comprising mainly long-term debt and non-current portion of sale of future royalty liability) as at December 31, 2025 were approximately US$1,999 million, compared to approximately US$374 million as at December 31, 2024, and such increase was mainly due to (i) the incurrence of non-current portion of sale of future royalty liability of approximately US$850 million, whereas no such item was recognized as at December 31, 2024; and (ii) the increase of long-term debt by approximately US$795 million. The current liabilities (primarily comprising accrued expenses and other payables and accounts payable) as at December 31, 2025 were approximately US$1,829 million, as compared to approximately US$2,215 million as at December 31, 2024, primarily attributable to the decrease in short-term debt by approximately US$794 million, partially offset by the increase in accrued expenses and other payables by approximately US$305 million as at December 31, 2025. Accordingly, as the increase in non-current liabilities outweighed the decrease in current liabilities, the Group’s total liabilities increased from approximately US$2,589 million as at December 31, 2024 to approximately US$3,827 million as at December 31, 2025. As at December 31, 2025, the Group’s net assets were approximately US$4,361 million.
2. Reasons for the Proposed Refreshment of the Scheme Mandate Limits
On June 5, 2024, through the approval of the (1) the Third Amended 2016 Plan and the consultant sublimit set out therein and (2) the Fourth Amended 2018 ESPP, the Shareholders approved a scheme mandate limit (as defined in Chapter 17 of the HK Listing Rules) comprised of (a) 92,820,000 shares added in the Third Amended 2016 Plan to be reserved and available for issuance for equity awards yet to be granted under the Third Amended 2016 Plan; (b) 35,169,094 shares reserved and available for issuance for equity awards yet to be granted under the Third Amended 2016 Plan; (c) 5,070,000 shares added in the Fourth Amended 2018 ESPP to be available for issuance pursuant to options to be granted under the Fourth Amended 2018 ESPP; and (d) 919,678 shares available for future issuance pursuant to options to be granted under the Fourth Amended 2018 ESPP. In addition, through the approval of (1) the Third Amended 2016 Plan and the consultant sublimit set out therein and (2) the Fourth Amended 2018 ESPP, the Shareholders approved shares underlying awards granted to consultants up to 20,375,612 shares. As stated in the Proxy Statement, as of March 31, 2026, the utilization rate of the scheme mandate limit under the Third Amended 2016 Plan (including the consultant sublimit) and under the Fourth Amended 2018 ESPP was approximately 72.7% (0.1% of the consultant sublimit) and 59.3%, respectively.
Although the existing scheme mandate limits have not been fully utilized, the Company’s management anticipates that they may exhaust all of the shares available for issuance under the 2016 Plan prior to the Company’s 2027 annual general meeting and, in respect of the 2018 ESPP, by the end of the first quarter of 2027, if the Amended 2016 Plan and the Amended 2018 ESPP are not approved. In this regard, we have obtained and reviewed the historical grant figures under the Third Amended 2016 Plan and the Fourth Amended 2018 ESPP, and the Company’s projections on the estimated future utilization of the Scheme Mandate Limits. We have also discussed the basis and assumptions of such projections with the Company’s management and are advised that the projected utilization under the Amended 2016 Plan is estimated with reference to, among others, the estimated number of new hires, the estimated number of employee grantees at the Company’s annual general meetings, and the corresponding grants to such new hires and employee grantees, taking into account factors such as remuneration packages, employee seniority, potential change in stock price and potential promotions of the employees. In addition, we have compared the projected grant levels against historical grant levels and note that the estimated average number of grants per grantee under the Amended 2016 Plan is expected to be lower than the historical average number of grants per grantee under the 2016 Plan since June 5, 2024, which is considered to be prudent. In light of the above, we note that the unutilized scheme mandate limit under the 2016 Plan may not be sufficient to meet the Company’s expected demand prior to its 2027 annual general meeting. Regarding the 2018 ESPP, we have made enquiries with the Company’s management and understand that the projected utilization under the Amended 2018 ESPP is estimated with reference to, among others, the estimated number of employee participants, the estimated participation rate and the corresponding grants to such employee participants. We have also compared the projected grant levels against historical grant levels and note that the estimated number of grants under the Amended 2018 ESPP is expected to be in line with the historical average under the 2018 ESPP since June 5, 2024, after taking into consideration, among others, the effect of the growth of number of employees. Based on the above, we note that the unutilized scheme mandate limit under the 2018 ESPP may not be sufficient to meet the Company’s expected
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demand by the end of the first quarter of 2027. Taking into account the above and the expected pace of utilization, we agree with the Company’s view that the unutilized scheme mandate limit under the 2016 Plan and the 2018 ESPP may be insufficient to support the Company’s ongoing equity grant activities, which would restrict the flexibility for the Company to continue its future equity incentive arrangements.
In the event that the Proposed Refreshment of the Scheme Mandate Limits are not granted and the Company refreshes the 2016 Plan Scheme Mandate Limit (including the Consultant Sublimit) and the 2018 ESPP Scheme Mandate Limit after the 3-year period pursuant to the Rule 17.03C(1) of the HK Listing Rules, such refreshment could only be conducted on or after June 5, 2027, being approximately 14 months away from the Latest Practicable Date, which would restrict the Company from utilizing equity settled share-based compensation as part of its compensation practices during the aforesaid period.
As stated in the Proposals, the Group operates in an industry and in geographies where there is a competitive market for the hiring and retention of a talented workforce, which they believe is critical to their success. According to the information published by the Organization for Economic Co-operation and Development, an intergovernmental organization, as of December 2025, the global bioeconomy is expanding rapidly, with an estimated current value of approximately US$4-5 trillion and the potential to reach US$30 trillion by 2050. Such growth is driven by, among other factors, the availability of skilled talent, robust research and development infrastructure, and sustained investment. It is also noted that the Compensation Committee and the Board consider that they must continue to attract, retain and motivate the talented and qualified employees necessary for their continued growth and success. In addition, it is noted from the Proposals that the employee workforce of the Group has increased by approximately 14.5% from approximately 10,473 employees as at January 1, 2024 to approximately 11,988 employees as at March 31, 2026. As the grant of awards under the Amended 2016 Plan and the Amended 2018 ESPP are to substantially all of the Group’s employees, we agree with the Company that its expanding employee workforce would place increasing demand on the availability of shares under the existing scheme mandate limits and thereby create a need for the Company to refresh the Scheme Mandate Limits in order to maintain sufficient flexibility in implementing its equity-based incentive arrangements.
As discussed in the AR2025, the Group’s short-term and long-term debt amounted to approximately US$1,019 million as at December 31, 2025, while the Group’s cash and cash equivalents amounted to approximately US$4,548 million as at December 31, 2025. Notwithstanding the Group’s current cash position, we are advised by the Company’s management that investment in pharmaceutical drug development is capital-intensive and speculative, involving significant upfront capital expenditures and a high risk that drug candidates may fail to obtain regulatory approval or achieve commercial success. In addition, we note from the AR2025 that the Group will continue to expand its hematology franchise and its commercial capabilities, including through ongoing expansion into the Asia Pacific, Latin America and Middle East regions. Such strategic initiatives are expected to require continued investment and resource commitment. Taking into account the capital intensive nature of the Company’s business and the continued investment required, the grant of awards under the Amended 2016 Plan and the Amended 2018 ESPP represents an appropriate means of providing long-term incentives to the eligible participants of the Amended 2016 Plan and the Amended 2018 ESPP (the “Eligible Participants”), as it allows the Group to preserve its cash resources for its operations and future development. Furthermore, as advised by the management of the Company, cash bonuses have been granted to employees to recognize past contributions, whereas awards granted under the Amended 2016 Plan and the Amended 2018 ESPP will provide the Eligible Participants with financial incentives to contribute to the future business operations and long-term development of the Group and offer them an opportunity to acquire a personal stake in the Group, thereby aligning their interests with those of the Company and the Shareholders as a whole.
Furthermore, the Company works with consultants and advisors, including scientific, clinical and commercial advisors, to assist the Company in formulating and executing its discovery, clinical development, manufacturing and commercialization strategy. As referred to in the Proxy Statement, the Consultant Sublimit is established to ensure that equity compensation is primarily reserved for employees and directors of the Group, while still maintaining sufficient flexibility to engage external advisors with specialised expertise. In determining the level of the Consultant Sublimit, the Company considered its: (i) anticipated use of consultants; (ii) historical practice of granting awards to persons who are not employees of the Group, but who may have exceptional expertise in their field or who may be able to provide valuable expertise and services to the group; and (iii) prevailing market practices among peer biotechnology companies. In determining the Consultant Sublimit, the Company projected the annual consultant equity usage over the plan duration of three to five years, divided by the total share pool.
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To assess the reasonableness of the proposed Consultant Sublimit, we have conducted independent research on companies listed on the Main Board of the HKEx that are engaged in the biotechnology sector with market capitalization of HK$10 billion or above as at the Latest Practicable Date and that have disclosed a service provider/consultant sublimit (the “Comparable Companies”). Based on the above criteria, we have identified an exhaustive list of [13] Comparable Companies which we consider to be sufficient, fair and representative for comparison purposes.
Independent Shareholders should note that the businesses, operations, prospects and market capitalization of the Group may not be the same as, or vary from, those of the Comparable Companies. The Comparable Companies set out below are included solely to provide general reference on the term of the service provider/consultant sublimit. Details of the Comparable Companies are set out below:
Table 3 — Details of the Comparable Companies
Stock code	Company name	Adoption date of the scheme	Service provider/ consultant sublimit (as a percentage of the number of total issued shares)
1530	3SBio Inc.	June 25 2025	1.00%
1548	Genscript Biotech Corporation	June 21 2024	1.00%
1801	Innovent Biologics, Inc	June 21 2024	2.00%
1952	Everest Medicines Limited	February 24 2026	0.50%
2268	WuXi XDC Cayman Inc.	June 12 2024	0.30%
2595	GenFleet Therapeutics (Shanghai) Inc.	February 9 2026	1.00%
2616	CStone Pharmaceuticals	March 7 2023	1.00%
2696	Shanghai Henlius Biotech, Inc.	July 21 2025	1.50%
6855	Ascentage Pharma Group International	May 19 2025	1.00%
9606	Duality Biotherapeutics, Inc.	December 30 2025	1.00%
9887	Nanjing Leads Biolabs Co., Ltd.	December 17 2025	1.00%
9926	Akeso, Inc.	June 30 2024	1.00%
9969	InnoCare Pharma Limited	August 31 2023	0.10%
		Maximum	2.00%
		Minimum	0.10%
6160	The Company		1.50%
Source: the website of the Stock Exchange
As set out in the table above, the service provider/consultant sublimit adopted by the Comparable Companies range from [0.1]% to [2.0]% of their respective total issued shares. Accordingly, the proposed Consultant Sublimit of 1.5% falls within the aforementioned range and, in our view, is in line with prevailing market practice.
Given the specialized nature of the pharmaceutical and biotechnology industry, there is a limited pool of individuals with the requisite skills and experience to develop, obtain regulatory approval for and commercialize products, and competition among industry participants to attract and retain such personnel is intense. In this regard, we understand that the Amended 2016 Plan and the Amended 2018 ESPP also serve as important tools for the Company to attract, retain and incentivize its key employees, consultants and advisors. Accordingly, the availability of sufficient shares under the Scheme Mandate Limits would enable the Company to continue granting equity-based incentives to such personnel, thereby supporting the implementation of its business strategy and long-term development.
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Having considered that (i) the status of utilization of the existing scheme mandate limits as discussed above and the Company’s management anticipates that they may exhaust all of the shares available for issuance under the 2016 Plan prior to the Company’s 2027 annual general meeting, and, in respect of the 2018 ESPP, by the end of the first quarter of 2027, if the Amended 2016 Plan and the Amended 2018 ESPP are not approved; (ii) in the absence of the Proposed Refreshment of the Scheme Mandate Limits, the Company would be restricted from utilizing equity settled share-based compensation as part of its compensation practices; (iii) the expanding employee workforce would create a need for the Company to refresh the Scheme Mandate Limits in order to maintain sufficient flexibility in implementing its equity-based incentive arrangements; (iv) the use of equity-based incentives under the Amended 2016 Plan and the Amended 2018 ESPP represents an appropriate means of providing incentives to the Eligible Participants while preserving the Group’s cash resources for its operations and future development and aligning their interests with those of the Company and the Shareholders as a whole; and (v) given the intense competition for specialized personnel in the pharmaceutical and biotechnology industry, the availability of sufficient shares under the Scheme Mandate Limits would enable the Company to continue granting equity-based incentives to attract, retain and incentivize key employees, consultants and advisors, we are of the view that the Proposed Refreshment of the Scheme Mandate Limits is fair and reasonable and in the interests of the Company and the Shareholders as a whole.
3. Potential changes to shareholding of the Shareholders
As advised by the management of the Company, the table below sets out the respective shareholding structures of the Company (i) as at the Latest Practicable Date; (ii) immediately upon full utilization of the refreshed Scheme Mandate Limits as well as vesting and/or exercise of all the awards and options to be granted thereunder (assuming that there will be no change in the total number of Shares in issue from the Latest Practicable Date); and (iii) immediately upon full utilization of the refreshed Scheme Mandate Limits as well as vesting and/or exercise of all the awards and options to be granted thereunder (assuming that there will be no change in the total number of Shares in issue from the Latest Practicable Date, save for (a) the full exercise of the outstanding Share options granted under 2016 Plan (the “Outstanding Options”); and (b) the full vesting and acceptance of the outstanding awards granted under the 2016 Plan (the “Outstanding Awards”)), for illustrative and reference purposes:
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Table 4 — Shareholding structure of the Company
As at the Latest Practicable Date
Immediately upon full utilization
of the refreshed Scheme Mandate
Limit as well as vesting and/or
exercise of all the awards and
options to be granted thereunder
(assuming there will be no
change in the total number of
Shares in issue from the Latest
Practicable Date)

Immediately upon full utilization
of the refreshed Scheme Mandate
Limit as well as vesting and/or
exercise of all the awards and
options to be granted thereunder
(assuming there will be no
change in the total number of
Shares in issue from the Latest
Practicable Date, save for (a) the
full exercise of Outstanding
Options; and (b) the full
vesting and acceptance of the
Outstanding Awards)

	Number of Shares	Approximate %	Number of Shares	Approximate %	Number of Shares	Approximate %
Substantial Shareholder (A)
Amgen Inc.	[246,269,426]	[15.98]%	[246,269,426]	[15.20]%	[246,269,426]	[14.96]%
Directors (B)
Mr. Oyler	[52,938,616](1)	[3.43]%	[52,938,616]	[3.27]%	[70,195,616]	[4.27]%
Dr. Wang	[9,316,356](2)	[0.60]%	[9,316,356]	[0.58]%	[15,525,079]	[0.94]%
Dr. Olivier Brandicourt	[16,341]	[0.00]%	[16,341]	[0.00]%	[112,021]	[0.01]%
Margaret Han Dugan	[45,955]	[0.00]%	[45,955]	[0.00]%	[198,042]	[0.01]%
Michael Goller	[63,037]	[0.00]%	[63,037]	[0.00]%	[537,459]	[0.03]%
Anthony C. Hooper	[37,414]	[0.00]%	[37,414]	[0.00]%	[268,112]	[0.02]%
Ranjeev Krishana	[63,037]	[0.00]%	[63,037]	[0.00]%	[537,459]	[0.03]%
Dr. Alessandro Riva	[45,955]	[0.00]%	[45,955]	[0.00]%	[198,042]	[0.01]%
Dr. Corazon (Corsee) D. Sanders	[46,241]	[0.00]%	[46,241]	[0.00]%	[151,931]	[0.01]%
Shalini Sharp	[0]	[0.00]%	[0]	[0.00]%	[59,124]	[0.00]%
Qingqing Yi	[16,341]	[0.00]%	[16,341]	[0.00]%	[490,763]	[0.03]%
Subtotal of (A) + (B)	[308,858,719]	[20.04]%	[308,858,719]	[19.06]%	[334,543,074]	[20.33]%
Public Shareholders	[1,232,560,389]	[79.96]%	[1,232,560,389]	[76.08]%	[1,232,560,389]	[74.50]%
Refreshed Scheme Mandate Limit
Maximum number of new Shares that can be issued under the refreshed Scheme Mandate Limit	—	—	78,650,000	[4.85]%	78,650,000	[4.78]%
Total	[1,541,419,108]	100.00%	[1,620,069,108]	100.00%	[1,645,753,463]	100.00%

(1)
[As advised by the Company, the number of shares held by Mr. Oyler consists of (i) 4,148,956 ordinary shares held directly by Mr. Oyler; (ii) 9,545,000 ordinary shares held in a Roth IRA PENSCO trust account for the benefit of Mr. Oyler; (iii) 102,188 ordinary shares held by The John Oyler Legacy Trust for the benefit of Mr. Oyler’s minor child, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (iv) 7,699,158 ordinary shares held by a grantor retained annuity trust for the benefit of

BeOne 2026 Proxy Statement

Hong Kong Regulatory Information Relating to the Scheme Mandate Limit Refresh
Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (v) 28,204,115 ordinary shares held by Oyler Investment LLC, the interest of which is 99% owned by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (vi) 510,941 ordinary shares held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (vii) 481,533 ordinary shares held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; and (viii) 2,246,725 ordinary shares held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.]
(2)
[As advised by the Company, the number of shares held by Dr. Wang Consists of (i) 4,338,143 ordinary shares held directly by Dr. Wang; (ii) 3,953,100 ordinary shares held by Wang Investment LLC, the interest of which is 99% owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee and Dr. Wang is the Settlor; (iii) 1,025,063 ordinary shares held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO; and (iv) 50 ordinary shares held by Dr. Wang’s spouse, in which Dr. Wang is deemed to be interested for the purposes of the SFO.]

As illustrated above, immediately upon full utilization of the refreshed Scheme Mandate Limits and vesting and/or exercise of all the awards and options to be granted thereunder, the shareholding of the existing public Shareholders would change from approximately [79.96]% as at the Latest Practicable Date to (i) approximately [76.08]%, assuming that there will be no change in the total number of Shares in issue from the Latest Practicable Date; and (ii) approximately [74.50]%, assuming that there will be no change in the total number of Shares in issue from the Latest Practicable Date but save for (a) the full exercise of the Outstanding Options; and (b) the full vesting and acceptance of the Outstanding Awards.
Taking into account the reasons for the Proposed Refreshment of the Scheme Mandate Limits as discussed above, we consider that the potential changes to the shareholdings of the existing public Shareholders under the above scenarios as a result of the Proposed Refreshment of the Scheme Mandate Limits to be acceptable.
V. RECOMMENDATION
Having considered that the abovementioned principal factors and reasons, we consider the Proposed Refreshment of the Scheme Mandate Limits is fair and reasonable and is in the interests of the Company and the Shareholders as a whole. Accordingly, we advise the Independent Board Committee to recommend, and we recommend, that the Independent Shareholders vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed Refreshment of the Scheme Mandate Limits.
Yours faithfully,
For and on behalf of
Anglo Chinese Corporate Finance, Limited
Brandon Li	Karl Chan
Director	Director
Notes:
(1)
Mr. Brandon Li is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 12 years of experience in corporate finance.

(2)
Mr. Karl Chan is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activity under the SFO and as a licensed representative of Anglo Chinese Corporate Finance, Limited to carry out Type 9 (asset management) regulated activity under the SFO. He has over 10 years of experience in corporate finance.

BeOne 2026 Proxy Statement

Proposal 17. General Mandate to Issue Shares
Under the HK Listing Rules, a primary-listed company must have authority from its shareholders to issue any shares, including shares for which the Board of Directors has authority to issue based on the applicable authorizations in the Articles of Association or because the Company or one of its subsidiaries holds shares in treasury, unless they are offered to existing shareholders pro rata to their existing holdings. Approval of this proposal will permit the Board to authorize the Company to deliver shares out of treasury or to issue shares in compliance with the HK Listing Rules to the same extent as the Board is already authorized, with respect to shares held in treasury, under applicable law and our Articles of Association, and, with respect to newly issued shares, under the Company’s capital band and conditional share capital pursuant to the Articles of Association and the rules of Nasdaq. We are not asking shareholders to approve an increase in our share issuance authorizations pursuant to our Articles of Association or approve a specific issuance of shares. Any future issuance of shares will have to comply with the prerequisites under our Articles of Association, applicable law and the relevant rules and regulations of the exchanges on which our shares or ADS are listed.
This authority will enable the Company to address business contingencies and capture growth opportunities, in accordance with its long-term strategic goals, in a timely manner. Consistent with its past practice, the Board will authorize future issuances of securities only if it determines that such issuances are in the best interests of the Company and its shareholders. Granting the Board of Directors this authority is an annual, routine matter for primary-listed companies on the HKEx. In accordance with the HK Listing Rules, it is a customary practice for primary-listed companies on the HKEx to seek shareholder authority to issue up to 20% of a company’s outstanding shares and for such authority to be effective until the next annual meeting of shareholders, unless otherwise earlier revoked or modified by a duly adopted resolution of the shareholders.
Therefore, in order to give the Company the flexibility to issue ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) if and when appropriate and in accordance with the HK Listing Rules, the Company proposes a shareholder resolution at the Annual Meeting to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with ordinary shares and/or ADSs not yet issued or held in treasury by the Company or one of its subsidiaries not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) (i.e., a total of [1,541,419,108] ordinary shares as of April 20, 2026 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”). Under the HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 164,697 ordinary shares as of April 20, 2026) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time. The General Mandate to Issue Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Issue Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 17 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The adoption of the General Mandate to Issue Shares is not conditioned on shareholder approval of the Connected Person Placing Authorization described in Proposal 19.
BeOne 2026 Proxy Statement

Proposal 17. General Mandate to Issue Shares
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 17 requires the affirmative vote of a simple majority of the votes cast by the shareholders at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 17 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.
BeOne 2026 Proxy Statement

Proposal 18. General Mandate to Repurchase Shares
In order to give the Company the flexibility to repurchase (whether for holding or cancellation purposes) ordinary shares (excluding RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution (i.e., a total of [1,541,419,108] ordinary shares as of April 20, 2026 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) up to the next annual general meeting of shareholders of the Company (the “General Mandate to Repurchase Shares”). Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 164,697 ordinary shares as of April 20, 2026) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time. The General Mandate to Repurchase Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Repurchase Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
We are not asking shareholders to approve a specific repurchase of shares. Proposal 18 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. For the avoidance of doubt, no consent of shareholders is required for any repurchase of the RMB shares by the Company under the HK Listing Rules.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 18 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 18 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Repurchase Shares.
BeOne 2026 Proxy Statement

Explanatory Statement
This explanatory statement contains the information required pursuant to Rule 10.06(1)(b) of the HK Listing Rules. Neither this explanatory statement nor the General Mandate to Repurchase Shares has any unusual features.
INTRODUCTION
1. Issued Shares
As of April 20, 2026 (the “Latest Practicable Date”), for HK Listing Rule mandate limits, the total number of ordinary shares outstanding (excluding RMB shares and treasury shares) was calculated to be [1,541,419,108]. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 164,697 ordinary shares as of the Latest Practicable Date) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time. Subject to the passing of Proposal 18 and on the basis that no further ordinary shares are issued or repurchased prior to the Annual Meeting, the Company would be allowed under the General Mandate to Repurchase Shares to repurchase a maximum of [154,141,910] ordinary shares, representing 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of Proposal 18.
2. Reasons for Repurchase
The Board of Directors believes that it is in the best interests of the Company and its shareholders as a whole to have a general authority from its shareholders to enable the Board of Directors to repurchase ordinary shares (excluding RMB shares and treasury shares) and/or ADSs. Such repurchases may, depending on specific circumstances, lead to an increase in net assets per share and/or earnings per share of the Company and will only be made when the Board of Directors has reason to believe that such a repurchase will generally benefit the Company and its shareholders as a whole. The Company may cancel such repurchased shares or hold them as treasury shares, subject to market conditions, the Company’s capital management needs at the relevant time of the repurchases and the limitations under applicable law.
For any treasury shares deposited with the Central Clearing and Settlement System (“CCASS”) pending resale on the HKEx, the Company shall (i) procure its broker not to give any instructions to The Hong Kong Securities Clearing Company Limited to vote at general meetings of the Company for the treasury shares deposited with CCASS; and (ii) in the case of dividends or distributions, withdraw the treasury shares from CCASS, and either re-register them in its own name as treasury shares or cancel them, in each case before the record date for the dividends or distributions, or take any other measures to ensure that it will not exercise any shareholders’ rights or receive any entitlements which would otherwise be suspended under the applicable laws or the shareholder resolution authorizing the distribution if those shares were registered in its own name as treasury shares.
3. Funding of Repurchase
Repurchases of the ordinary shares (excluding RMB shares) and/or ADSs must be carried out in accordance with our Articles of Association, the applicable listing rules of the stock exchanges on which our shares or ADSs are listed and all applicable Swiss laws and regulations. In the event that the General Mandate to Repurchase Shares was to be exercised in full at any time during the proposed period within which the General Mandate to Repurchase Shares may be exercised, there might be a material adverse impact on the working capital and/or gearing position of the Company as compared with the position of the Company as disclosed in its most recent published audited accounts. However, the Board of Directors does not propose to exercise the General Mandate to Repurchase Shares to such
BeOne 2026 Proxy Statement

Explanatory Statement
an extent as would, in the circumstances, have a material adverse effect on the working capital and/or the gearing position which in the opinion of the Board of Directors are from time to time appropriate for the Company.
4. Share Prices
The highest and lowest prices at which the shares were traded on the HKEx during each of the previous 12 months up to the Latest Practicable Date were as follows:
	Highest (HK$)	Lowest (HK$)
Apr-25	178.000	115.800
May-25	159.000	125.100
Jun-25	174.200	143.300
Jul-25	190.400	144.100
Aug-25	196.900	169.200
Sep-25	213.000	186.600
Oct-25	212.400	181.200
Nov-25	229.400	181.200
Dec-25	205.600	177.000
Jan-26	212.600	181.200
Feb-26	222.000	189.100
Mar-26	191.500	159.200
Apr-26 up to the Latest Practicable Date
5. Undertaking
The Board of Directors will exercise the power of the Company to make repurchases pursuant to the General Mandate to Repurchase Shares to be approved under Proposal 18 in accordance with the HK Listing Rules and Swiss law. None of the directors nor, to the best of their knowledge having made all reasonable enquiries, their close associates, have any present intention to sell any shares or ADSs to the Company under the General Mandate to Repurchase Shares if such general mandate is approved by the shareholders. No core connected persons of the Company have notified the Company that they have a present intention to sell shares or ADSs to the Company, or have undertaken not to do so, in the event that the General Mandate to Repurchase Shares is approved by the shareholders.
6. Takeovers Code
If, on exercise of the power to repurchase ordinary shares (excluding RMB shares) and/or ADSs pursuant to the General Mandate to Repurchase Shares, a shareholder’s proportionate interest in the voting rights of the Company increases, such increase will be treated as an acquisition for the purposes of Rules 26 and 32 of the Takeovers Code of Hong Kong (the “Takeover Code”). As a result, a shareholder or group of shareholders acting in concert could obtain or consolidate control of the Company and become obliged to make a mandatory offer in accordance with Rules 26 and 32 of the Takeovers Code. The Board of Directors has no present intention to exercise the General Mandate to Repurchase Shares to such an extent as would result in any mandatory offer obligation arising.
7. Share Repurchase made by the Company
The Company did not repurchase any ordinary shares and/or ADSs in the six months preceding the Latest Practicable Date.
BeOne 2026 Proxy Statement

Proposal 19. Connected Person Placing Authorization
On October 31, 2019, the Company and its wholly-owned subsidiary BeOne Medicines I GmbH (formerly BeiGene Switzerland GmbH) entered into a Collaboration Agreement with Amgen to collaborate on the commercialization of certain products of Amgen in the PRC and the clinical development of certain pipeline products of Amgen (the “Collaboration Agreement”). On January 2, 2020, the Company issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs of the Company, representing approximately 20.5% of the Company’s then outstanding share capital, to Amgen for aggregate gross proceeds of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS, pursuant to the Share Purchase Agreement dated October 31, 2019, as further amended, by and between the Company and Amgen.
The Company expects that the transaction with Amgen will continue to provide long-term financial benefits to the Company. Given the highly technical nature of the biotech industry, it is often difficult for retail (and even most institutional) investors to fully understand information released by biotech companies relating to the significant events after which offerings of securities are typically conducted. Many investors also look to increase their percentage holdings in companies as risk profiles go down through clinical development; ultimately, they often do this through participation in primarily follow-on financings. As such, participation by leading biotech companies is instrumental in giving retail and other institutional investors the assurance and comfort to make, and continue to make, investments into biotech companies.
In connection with the collaboration with Amgen, in 2019, the Company applied for, and the HKEx granted, a waiver (the “Amgen Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 17 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization”):
1.
the Connected Person Placing Authorization and shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization;

2.
Amgen shall abstain from voting on the Connected Person Placing Authorization;

3.
the Connected Person Placing Authorization is only valid to the extent Amgen individually holds less than 50% of the then-outstanding share capital of the Company;

4.
any securities issued to Amgen in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

5.
Amgen shall not be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

6.
apart from the potential pro rata allocation, Amgen will subscribe for securities on the same terms and conditions as all other placees in any offering and Amgen shall not be entitled to any preferential treatment with respect to any offering conducted;

BeOne 2026 Proxy Statement

Proposal 19. Connected Person Placing Authorization
7.
the Company will put forward Proposals 17 and 19 to its shareholders at each subsequent annual general meeting;

8.
the Company shall disclose the Amgen Waiver in the proxy statement for each subsequent annual general meeting; and

9.
the Company remains listed on Nasdaq.

Proposal 19 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to Amgen in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to Amgen pursuant to the Connected Person Placing Authorization.
As of April 20, 2026, the Latest Practicable Date, Amgen had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	[246,269,426]	[15.98]%

(1)
The calculation is based on the total number of [1,541,419,108] ordinary shares outstanding as of the Latest Practicable Date, which excluded ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that ADSs are readily available to satisfy the vesting of RSUs and the exercise of share options from time to time.

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 19 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting, excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 19 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization.
BeOne 2026 Proxy Statement

Proposal 20. Adjournment Proposal
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any one or more of Proposals 1 through 19, the chairman of the meeting may move to adjourn the Annual Meeting at that time in order to enable the Board of Directors to solicit additional proxies in favor of such proposal(s).
In this Proposal 20 (the “Adjournment Proposal”), we are asking our shareholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one or more of Proposals 1 through 19. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies representing a sufficient number of votes to defeat any of Proposals 1 through 19, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our shareholders to change their votes in favor of such proposal(s).
If it is necessary to adjourn the Annual Meeting, no notice of the adjournment or the business to be transacted at the adjourned meeting is required to be given to our shareholders, so long as the meeting is adjourned for less than 14 days. At the adjourned meeting, no business shall be transacted other than the business left unfinished at the meeting from which the adjournment took place.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 20 requires the affirmative vote of a simple majority of the votes cast at the Annual Meeting. Broker non-votes, blank ballots, invalid ballots and abstentions with respect to Proposal 20 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Adjournment Proposal, if necessary, to solicit additional proxies.
BeOne 2026 Proxy Statement

Transaction of Other Business
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting as of the date of this Proxy Statement.
BeOne 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of March 26, 2026 by:
●
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

●
each of our named executive officers;

●
each of our directors and director nominees; and

●
all of our current executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable ownership based on 1,443,959,924 ordinary shares outstanding as of March 26, 2026 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and RSUs that will vest within 60 days of March 26, 2026 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o BeOne Medicines I GmbH 94
Aeschengraben 27, Basel 4051, Switzerland.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	246,269,426	17.06%
Entities affiliated with Baker Bros. Advisors LP(2)	115,607,403	8.01%
Entities affiliated with Capital International Investors(3)	81,647,620	5.65%
Named Executive Officers, Directors and Director Nominees
Mr. John V. Oyler(4)	65,480,841	4.49%
Dr. Xiaobin Wu(5)	2,003,859	*
Mr. Aaron Rosenberg(6)	110,812	*
Dr. Lai Wang(7)	4,183,071	*
Mr. Chan Lee(8)	35,061	*
Dr. Olivier Brandicourt(9)	96,937	*
Dr. Margaret Dugan(10)	182,958	*
Mr. Michael Goller(11)	522,375	*
Mr. Anthony C. Hooper(12)	268,112	*
BeOne 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Mr. Ranjeev Krishana(13)	522,375	*
Dr. Alessandro Riva(14)	182,958	*
Dr. Corazon (Corsee) D. Sanders(15)	136,847	*
Ms. Shalini Sharp(16)	59,124	*
Dr. Xiaodong Wang(17)	14,756,973	1.02%
Mr. Qingqing Yi(18)	475,679	*
Dr. Felix J. Baker(2)(19)	115,607,403	8.01%
Ms. Elizabeth F. Mooney(20)	—	—
Dr. Charles L. Sawyers(21)	25,302	*
All Directors and Executive Officers as a Group (16 persons)	89,047,297	6.12%

(1)
Based solely on a Form 4 filed with the SEC by Amgen on September 13, 2021. The address of Amgen’s principal place of business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based, in part, on a Form 4 jointly filed with the SEC by Baker Bros. Advisors LP (the “Baker Advisor”), 667, L.P., Baker Brothers Life Sciences LP (together with 667, L.P., the “Baker Funds”), Baker Bros. Advisors (GP) LLC (the “Baker GP”), Dr. Felix J. Baker and Julian Baker on May 22, 2025 in which they reported that they have shared voting power of 114,658,559 ordinary shares held in the form of ADSs (including 135,425 shares owned by Dr. Felix J. Baker in the form of ADSs) and 948,844 ordinary shares issuable upon exercise of share options or RSUs vesting within 60 days after March 26, 2026. The Baker Advisor is the investment advisor to the Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. The Baker GP is the sole general partner of the Baker Advisor. The managing members of the Baker GP are Julian Baker and Dr. Felix J. Baker. Julian Baker and Dr. Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. Michael Goller and Ranjeev Krishana, full-time employees of the Baker Advisor, currently serve on our Board of Directors, and Dr. Felix J. Baker is a director nominee. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based solely on a Schedule 13G/A filed with the SEC by Capital International Investors (“CII”) on May 2, 2025 in which CII reported that it has sole voting power of 80,458,292 ordinary shares and sole dispositive power of 81,647,620 shares. CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The registered address of CII is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(4)
Consists of (i) 4,008,694 ordinary shares held directly by Mr. Oyler; (ii) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iii) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (iv) 7,492,602 ordinary shares held in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (v) 28,204,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vi) 481,533 ordinary shares held by the P&O Trust, the beneficiaries of which include Mr. Oyler’s minor child and others, for which Mr. Oyler disclaims beneficial ownership; (vii) 2,246,725 ordinary shares held by a private foundation of which Mr. Oyler, Victoria Pan and the other(s) serve as directors, for which Mr. Oyler disclaims beneficial ownership; and (viii) 13,399,984 ordinary shares issuable to Mr. Oyler upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(5)
Consists of (i) 403,793 ordinary shares held directly by Dr. Wu; (ii) 160,745 ordinary shares directly held by Dr. Wu in the form of ADSs; (iii) 52,000 ordinary shares directly held by Dr. Wu’s wife in the form of ADSs; and (iv) 1,387,321 ordinary shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(6)
Consists of (i) 14,157 ordinary shares held directly by Mr. Rosenberg; and (ii) 96,655 ordinary shares issuable to Mr. Rosenberg upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

BeOne 2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
(7)
Consists of (i) 643,032 ordinary shares held directly by Dr. Wang; (ii) 576,357 ordinary shares held directly by Wang Holdings LLC, the limited liability company interests of which are owned by Dr. Wang, his spouse and a trust created by Dr. Wang for the benefit of his spouse and children, for which Dr. Wang disclaims beneficial ownership; and (iii) 2,963,682 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(8)
Consists of (i) 650 ordinary shares held directly by Mr. Lee; and (ii) 34,411 ordinary shares issuable to Mr. Lee upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(9)
Consists of (i) 1,257 ordinary shares held directly by Dr. Brandicourt; and (ii) 95,680 ordinary shares issuable to Dr. Brandicourt upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(10)
Consists of (i) 30,871 ordinary shares held directly by Dr. Dugan; and (ii) 152,087 ordinary shares issuable to Dr. Dugan upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(11)
Consists of (i) 47,953 ordinary shares held directly by Mr. Goller; and (ii) 474,422 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026. Pursuant to the policies of Baker Advisors, Mr. Goller, an employee of Baker Advisors, does not have a right to any of the Company’s securities issued as compensation for his service on the Board of Directors and the funds affiliated with Baker Advisors are entitled to an indirect proportionate pecuniary interest in the securities. Mr. Goller will not stand for re-election at the Annual Meeting, and his term of service on our Board of Directors will expire on the date of the Annual Meeting.

(12)
Consists of (i) 37,414 ordinary shares directly held by Mr. Hooper; and (ii) 230,698 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(13)
Consists of (i) 47,953 ordinary shares held directly by Mr. Krishana; and (ii) 474,422 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026. Pursuant to the policies of Baker Advisors, Mr. Krishana, an employee of Baker Advisors, does not have a right to any of the Company’s securities issued as compensation for his service on the Board of Directors and the funds affiliated with Baker Advisors are entitled to an indirect proportionate pecuniary interest in the securities. Mr. Krishana will not stand for re-election at the Annual Meeting, and his term of service on our Board of Directors will expire on the date of the Annual Meeting.

(14)
Consists of (i) 30,871 ordinary shares held directly by Dr. Riva; and (ii) 152,087 ordinary shares issuable to Dr. Riva upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(15)
Consists of (i) 31,157 ordinary shares held directly by Dr. Sanders and (ii) 105,690 ordinary shares issuable to Dr. Sanders upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026. Dr. Sanders will not stand for re-election at the Annual Meeting, and her term of service on our Board of Directors will expire on the date of the Annual Meeting.

(16)
Consists of 59,124 ordinary shares issuable to Ms. Sharp upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(17)
Consists of (i) 4,338,143 ordinary shares held directly by Dr. Wang; (ii) 50 ordinary shares held by Dr. Wang’s spouse; (iii) 3,953,100 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership; (iv) 1,025,063 ordinary shares held by a family trust, the beneficiaries of which are Dr. Wang’s family members, for which Dr. Wang disclaims beneficial ownership; and (v) 5,440,617 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026.

(18)
Consists of (i) 1,257 ordinary shares held directly by Mr. Yi; and (ii) 474,422 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2026. Mr. Yi will not stand for re-election at the Annual Meeting, and his term of service on our Board of Directors will expire on the date of the Annual Meeting.

(19)
Includes securities described in footnote 2 above. Dr. Baker disclaims beneficial ownership of all shares held by the Baker Advisor, the Baker GP and the Baker Funds, except to the extent of his indirect pecuniary interest therein.

(20)
Ms. Mooney is a director nominee.

(21)
Consists of 25,302 ordinary shares held directly by Dr. Sawyers. Dr. Sawyers is a director nominee.

BeOne 2026 Proxy Statement

Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 20, 2026:
Name	Age	Position(s)
John V. Oyler	58	Co-Founder, Chairman and Chief Executive Officer
Aaron Rosenberg	49	Chief Financial Officer
Dr. Xiaobin Wu	64	President and Chief Operating Officer
Dr. Lai Wang	49	President, Global Head of Research and Development
Chan Lee	58	Senior Vice President, General Counsel and Corporate Secretary
Please refer to “Proposal 4. Election of Directors” above for information about our Co-Founder, Chairman and Chief Executive Officer, John V. Oyler. Biographical information for our other executive officers, as of April 20, 2026, is set forth below.
Aaron Rosenberg
Chief Financial Officer of BeOne Medicines Ltd.
Age: 49 Key Executive Since: Jul. 2024
Experience:
2024 – Present:	BeOne Medicines Ltd. (Chief Financial Officer)
2021 – 2024:	Merck & Co., Inc. (Senior Vice President and Corporate Treasurer)
2018 – 2021:	Merck & Co., Inc. (Senior Vice President of Corporate Strategy and Planning)
Prior:	Merck Animal Health (Vice President and Finance Lead)
Qualifications: Mr. Rosenberg received his B.S. in Finance from the University of Florida and an MBA from New York University.
BeOne 2026 Proxy Statement

Executive Officers
Dr. Xiaobin Wu
President and Chief Operating Officer of BeOne Medicines Ltd.
Age: 64 Key Executive Since: Apr. 2018
Experience:
2021 – Present:	BeOne Medicines Ltd. (President and Chief Operating Officer)
2018 – 2021:	BeOne Medicines Ltd. (President; General Manager, China)
Prior:
Pfizer China (Country Manager)
Pfizer Essential Health, Greater China Region (Regional President)
Wyeth China and Hong Kong (President and Managing Director)
Bayer Healthcare, China (General Manager)
Bayer, Germany (Sales and Marketing)
China National Association of Industry & Commerce (Vice Chairman Pharmaceutical Chamber of Commerce)
Research Center of National Drug Policy and Ecosystem of China Pharmaceutical University (Research Fellow)
Pharmaceutical Association Committee, China (Vice Chairman)

Qualifications: Dr. Wu earned a Ph.D. in Biochemistry and Pharmacology and a Diploma in Biology in April 1993 and January 1990, respectively, from the University of Konstanz in Germany.
BeOne 2026 Proxy Statement

Executive Officers
Dr. Lai Wang
President, Global Head of Research and Development of BeOne Medicines Ltd.
Age: 49 Key Executive Since: Apr. 2021
Experience:
2011 – Present:	BeOne Medicines Ltd. (President, Global Head of Research and Development since 2025)
Prior:	Joyant Pharmaceuticals (Director of Research)
Qualifications: Dr. Wang received his B.S. from Fudan University in 1996 and a Ph.D. from the University of Texas Health Science Center at San Antonio in 2001.
Chan Lee
Senior Vice President, General Counsel and Corporate Secretary of BeOne Medicines Ltd.
Age: 58 Key Executive Since: Jul. 2022
Experience:
2022 – Present:	BeOne Medicines Ltd. (Senior Vice President, General Counsel and Corporate Secretary)
2016 – 2022:	Sanofi SA (General Counsel North America, Head of Legal for General Medicines Global Business)
Prior:	Pfizer Inc. (Chief Counsel Innovative Health Global Business, Chief Counsel Vaccines, Oncology and Consumer Health Global Business and Assistant General Counsel for Asia)
Qualifications: Mr. Lee earned his B.S. in Applied Economics from Cornell University and a J.D. from the University of California at Berkeley.
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
Other than compensation arrangements, we describe below any transactions and series of similar transactions, since January 1, 2025 to which we were a party or will be a party, in which:
●
the amounts involved exceeded or will exceed US$120,000; and

●
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have a written related party transactions policy adopted in accordance with the rules of the SEC that requires transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than US$120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Compensation arrangements for our directors and named executive officers are described in the sections of this Proxy Statement titled “Director Compensation” and “Executive Compensation.”
Amgen
Collaboration Agreement
On October 31, 2019, our wholly-owned subsidiary, BeOne Medicines I GmbH (“BeOne Switzerland”), entered into a Collaboration Agreement with Amgen, which became effective on January 2, 2020 (the “Collaboration Agreement”). Pursuant to the Collaboration Agreement, we are responsible for commercializing Amgen’s oncology products XGEVA® (denosumab), BLINCYTO® (blinatumomab), and KYPROLIS® (carfilzomib) in China (excluding Hong Kong, Macao and Taiwan) (the “Collaboration Territory”), with the commercialization period for XGEVA® commencing following the transition of operational responsibilities for the product. The parties have agreed to equally share profits and losses for the products in the Collaboration Territory during each product’s commercialization period. In October 2025, BeOne Switzerland entered into the Third Amendment to the Collaboration Agreement with Amgen to amend certain terms and conditions relating to financial responsibility for early access programs in certain regions of the Collaboration Territory and commercial supply of IMDELLTRA® (tarlatamab-dlle). In November 2025, BeOne Switzerland entered into the Fourth Amendment to the Collaboration Agreement with Amgen to extend our commercialization rights to XGEVA, BLINCYTO and KYPROLIS in the Collaboration Territory for so long as each product is sold in the Collaboration Territory following each product’s regulatory approval in the Collaboration Territory.
Additionally, pursuant to the Collaboration Agreement, we and Amgen have agreed to collaborate on the global development and commercialization of a portfolio of Amgen clinical- and late-preclinical-stage oncology pipeline products. Starting from the commencement of the Collaboration Agreement, we and Amgen will co-fund global development costs, with BeOne Switzerland contributing up to US$1.25 billion worth of development services and cash over the term of the collaboration. We will be eligible to receive tiered mid-single digit royalties on net sales of each product globally outside of the Collaboration Territory on a product-by-product and country-by-country basis,
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
until the latest of the expiration of the last valid patent claim, the expiration of regulatory exclusivity, or the earlier of eight years after the first commercial sale of such product in the country of sale and 20 years from the date of first commercial sale of such product anywhere in the world.
For each pipeline product that is approved in the Collaboration Territory, we will have the right to commercialize the product for seven years, with the parties sharing profits and losses for the product in the Collaboration Territory equally. After the expiration of the seven-year commercialization period, each product will be transitioned back to Amgen, and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in the Collaboration Territory for an additional five years. The parties are subject to specified exclusivity requirements in the Collaboration Territory and the rest of the world.
In connection with our ongoing assessment of the Collaboration Agreement cost-share contributions, we determined that our further investment in the development of LUMAKRAS (sotorasib) (“AMG 510”) was no longer commercially viable for BeOne. As a result, in February 2023, we entered into the Second Amendment to the Collaboration Agreement to (i) stop sharing costs with Amgen for the further development of AMG 510 during the period starting January 1, 2023 and ending August 31, 2023; and (ii) cooperate in good faith to prepare a transition plan with the anticipated termination of AMG 510 from the Collaboration Agreement.
BeOne Medicines Ltd. has guaranteed certain obligations of BeOne Switzerland under the Collaboration Agreement pursuant to the terms of a separate Guarantee Agreement, and the Collaboration Agreement provides that each party may perform the activities designated to it by itself or through any of its affiliates.
The Collaboration Agreement contains customary representations, warranties and covenants by the parties. The agreement will continue in effect on a product-by-product basis unless terminated by either party pursuant to its terms. The agreement may be terminated by mutual written consent of the parties, or by either party upon the other party’s uncured material breach, insolvency, failure to comply with specified compliance provisions, or subject to a specified negotiation mechanism, certain adverse economic impacts or the failure to meet commercial objectives. In addition, Amgen may terminate the agreement with respect to a pipeline product in the event that it suspends development of such pipeline product on specified terms, subject to the parties determining whether to continue development of the pipeline product in the Collaboration Territory.
Share Purchase Agreement
In connection with the Collaboration Agreement, pursuant to a Share Purchase Agreement dated October 31, 2019, by and between the Company and Amgen (as amended, the “Share Purchase Agreement”), we issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs on January 2, 2020, representing approximately 20.5% of our then outstanding shares to Amgen, for an aggregate purchase price of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS.
Pursuant to the Share Purchase Agreement, Amgen agreed to (i) a lock-up on sales of its shares of BeOne Medicines Ltd., (ii) a standstill until the date on which it holds less than 5% of our then outstanding shares, and (iii) a voting agreement to vote its shares on certain matters presented for shareholder approval until the later of (a) the fifth anniversary of the closing (January 2, 2025) and (b) the expiration of the standstill period, all under specified circumstances and as set forth in the agreement. Following the later of (i) the expiration of the lock-up period and (ii) the expiration of the standstill period, Amgen has agreed not to sell shares representing more than 5% of our then outstanding shares in any rolling 12-month period. The lock-up has since expired and under the terms of the Share Purchase Agreement, Amgen now has specified registration rights. Additionally, we have agreed to use reasonable best efforts to provide Amgen with an opportunity to participate in subsequent new securities offerings upon the same terms and conditions as other purchasers in the offering, in an amount needed to allow Amgen to hold up to 20.6% of our shares, subject to applicable law and HKEx rules and other specified conditions.
On March 17, 2020, BeOne Medicines Ltd. and Amgen entered into an Amendment No. 2 to the Share Purchase Agreement in order to account for periodic dilution from the issuance of shares by us, which agreement was restated in its entirety on September 24, 2020 (the “Restated Second Amendment”). Pursuant to the Restated Second Amendment, Amgen had an option (the “Direct Purchase Option”) to subscribe for additional ADSs in an amount
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of our outstanding shares. The Direct Purchase Option was exercisable on a monthly basis, but only if Amgen’s interest in our outstanding shares at the monthly reference date was less than 20.4%. The Direct Purchase Option (i) was exercisable by Amgen solely as a result of dilution arising from issuance of new shares by us under our equity incentive plans from time to time, and (ii) was subject to annual approval by our independent shareholders each year during the term of the Restated Second Amendment. The exercise period of the Direct Purchase Option commenced on December 1, 2020 and terminated on December 1, 2023.
On January 30, 2023, BeOne Medicines Ltd. and Amgen entered into an Amendment No. 3 to the Share Purchase Agreement, pursuant to which Amgen elected to relinquish its right to appoint a designated director to the Company’s Board of Directors on account of the Company’s global growth. Mr. Anthony C. Hooper, who was Amgen’s director designee, was most recently re-elected by shareholders in 2025.
Sublease Agreement
On January 17, 2025, our wholly-owned subsidiary, BeOne Medicines US Holdings, LLC entered into a sublease agreement with ChemoCentryx, Inc., an affiliate of Amgen, to lease property in San Carlos, California, for the establishment of additional research facilities and office space in the U.S. The lease term will expire on February 27, 2031, unless terminated earlier. The base rent, subject to abatement provisions, is US$199,280 per month. BeOne Medicines Ltd. has provided a guarantee for all payments due under the sublease.
Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owns approximately [17.55]% of the Company’s outstanding share capital as of April 20, 2026.
Luye License Agreement
In December 2022, we entered into an exclusive license agreement with Shandong Luye Pharmaceutical Co., Ltd. (“Luye”) to develop (exclusive of indications for which Luye has submitted the drug marketing authorization application to the China National Medical Products Administration) and commercialize BAITUOWEI®, the world’s first and only approved microsphere formulation of Goserelin, in mainland China. Under the terms of the agreement, BeOne paid Luye an upfront license payment of US$48,665,000, exclusive of VAT, and a prepayment of US$30,000,000 to be applied toward future supply purchases in December 2022. Luye is also eligible to receive future milestone payments upon achievement of certain regulatory milestones, as well as tiered royalties on net sales. Luye may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Investment Management, Ltd. and related entities being a significant shareholder of both BeOne Medicines Ltd. and Luye.
Shanghai Campus Agreements
In August 2023, our wholly-owned subsidiary, BeOne Medicines (Hong Kong) Co., Limited, formerly BeiGene (Hong Kong) Co., Limited (“BeOne HK”), entered into a subscription and shareholders’ agreement with GaoYue Centurion II Holdings Limited (“Cayman Gaoyue”) whereby BeOne HK and Cayman Gaoyue entered into a joint venture through BeOne Medicines (Shanghai) Co., Ltd. (“BeOne Shanghai”), whereby BeOne HK and Cayman Gaoyue may bid together on and acquire certain properties. BeOne HK owns 95% of BeiGene Shanghai while Cayman Gaoyue owns 5%. The Company’s total capital contribution to BeiGene Shanghai amounted to US$57,000,000, while Cayman Gaoyue contributed US$3,000,000. Cayman Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeOne and Cayman Gaoyue.
In July 2023, we entered into a service agreement with Shanghai Gaoyue Management Consulting Co., Ltd. (“Shanghai Gaoyue”) pursuant to which Shanghai Gaoyue, jointly with an independent third-party contractor, Lendlease, agreed to provide certain construction project due diligence and project management services. Under the terms of the agreement, BeOne will pay Shanghai Gaoyue RMB 3,660,000 for such services. On April 10, 2024, the parties entered into an extension agreement, effective as of February 1, 2024, to extend the service term under
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
the service agreement from February 1, 2024 to September 30, 2024, pursuant to which BeOne Medicines Ltd. will pay an additional fee of RMB 1,395,940 for the services provided within the extended term. Shanghai Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeOne Medicines Ltd. and Shanghai Gaoyue.
In December 2025, BeOne HK entered into a share repurchase agreement with Cayman Gaoyue, pursuant to which BeOne HK shall repurchase from Cayman Gaoyue, and Cayman Gaoyue shall sell and transfer to BeOne HK its all shares held in BeiGene Shanghai at the consideration of US$3,253,130.34 (the “Repurchase Transaction”). The Repurchase Transaction has been completed in February 2026, upon which BeiGene Shanghai is wholly owned by us. Cayman Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeOne and Cayman Gaoyue.
Consulting Agreement
Dr. Xiaodong Wang, our Co-Founder, Chair of our Scientific Advisory Board and director, has been providing scientific and strategic advisory services to us since our founding in 2010. We initially entered into a consulting agreement with Dr. Wang for a term of three years in 2018. On February 24, 2021, we entered into a new consulting agreement on substantially the same terms and conditions (the “2021 Consulting Agreement”) for services to be performed during the period starting on January 1, 2021 and ending on December 31, 2023. On December 7, 2023, we entered into a new consulting agreement (the “2023 Consulting Agreement”) with Dr. Wang, effective January 1, 2024 through December 31, 2026 with substantially the same terms as the 2021 Consulting Agreement. On May 27, 2025, we entered into a new consulting agreement (the “2025 Consulting Agreement”) with Dr. Wang. The 2025 Consulting Agreement supersedes the 2023 Consulting Agreement and is effective from May 27, 2025 through May 27, 2028, with substantially the same terms as the 2023 Consulting Agreement.
In accordance with Dr. Wang’s 2025 Consulting Agreement, he will continue to lead our Scientific Advisory Board and provide short- and long-term strategic advice to our Company in his areas of expertise, participate in our leadership team meetings from time to time, and interact with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2025, Dr. Wang:
●
Provided strategic advice to our Chief Executive Officer, President and Chief Operating Officer and President, Global Head of Research and Development, as well as other members of our senior management team in the significant expansion of our global operations, R&D pipeline and commercial portfolio;

●
Provided strategic consultation on key regulatory filings;

●
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

●
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

●
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s international stature in scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Under the Consulting Agreement, Dr. Wang is entitled to an annual fixed consulting fee of US$100,000 (subject to review and adjustments by the Board of Directors from time to time) and such additional compensation, which, if any, shall be determined in our sole discretion, subject to compliance with the requirements of the applicable stock exchange listing rules. In recognition of his significant contributions to our Company, in fiscal year 2025, we granted Dr. Wang a cash bonus in the amount of US$150,000 to be paid in 2026, an option to purchase 410,657 ordinary
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
shares that had a grant date fair value of US$2,666,642 and an award of RSUs for 108,992 ordinary shares with a grant date fair value of US$1,333,308. As of December 31, 2025, the aggregate number of ordinary shares subject to options and to RSUs held by Dr. Wang was 185,796 and 98,696, respectively. Further, under death or disability termination, all equity awards are accelerated and a pro rata bonus is paid to reflect the portion of the year that Dr. Xiaodong Wang worked.
Pi Health Agreements
In March 2024, BeOne Medicines Ltd. completed the divestiture of Pi Health, Ltd. and its subsidiaries to Pi Health Inc. (“Pi Health”) in exchange for a majority of the preferred shares in Pi Health and in connection with Pi Health’s Series A funding. Pi Health is a global health technology and clinical research company which has developed front-end interoperable capture software (“FICS”), a digital network that connects life science sponsors and clinical trial sites by automating manual processes for data capture.
In November 2023, our wholly-owned subsidiary, BeOne Medicines USA, Inc., entered into a master services agreement and subsequently two related statements of work as well as a subscription agreement with Pi Health, in exchange for Pi Health providing (i) implementation services surrounding FICS and a subscription to the FICS platform, and (ii) clinical trial and engineering services. Under these agreements, BeOne agreed to pay Pi Health payments totaling US$52,000,000 distributed over various quarterly and annual payments throughout the subsequent five years. In January 2026, BeOne Medicines USA, Inc. entered into amendments to certain of these agreements, pursuant to which payment schedules were modified.
From January 15, 2024, BeOne Medicines USA, Inc. received certain clinical and regulatory services including access to a clinic-regulatory information platform from Pi Health, Ltd. and after the divestiture from Pi Health USA, LLC, a subsidiary of Pi Health, and on September 27, 2024, BeOne Medicines USA, Inc. and Pi Health USA, LLC entered into a subscription and services agreement for an initial term of three years and an annual fee of US$300,000.
In January 2026, our wholly-owned subsidiary, BeOne Medicines I GmbH, entered into a preferred stock purchase agreement in connection with Pi Health’s Series Seed funding, pursuant to which BeOne Medicines I GmbH invested $1.8 million in Pi Health and will invest an additional $1.8 million contingent upon Pi Health’s achievement of certain performance milestones. Following the Series Seed funding, BeOne Medicines Ltd. and BeOne Medicines I GmbH collectively hold a minority of the preferred shares and a minority of the total outstanding shares in Pi Health. Mr. John V. Oyler, BeOne’s Co-Founder, Chairman and Chief Executive Officer, holds less than 20% of the total outstanding shares of Pi Health Inc. following the Series Seed funding.
Services Agreements with Constellation Software
In February 2024, our wholly-owned subsidiary, BeOne Medicines USA, Inc. (“BeOne USA”) entered into a Master Services Agreement (as amended, supplemented or otherwise modified from time to time, “MSA”) with Constellation Software Inc. (“Constellation”). Under the MSA, Constellation agreed to use its data analysis platform and other proprietary technology to provide us with certain advanced data analytics support. In March 2026 and April 2026, BeOne USA entered into order forms with Constellation under the MSA, pursuant to which Constellation agreed to provide data analytics support services in exchange for payments in an aggregate amount of approximately $174,999. The Co-Founder and Chief Executive Officer of Constellation, Diana Lee, is the spouse of Chan Lee, our Senior Vice President, General Counsel and Corporate Secretary.
Employment Agreements
For more information regarding employment agreements with our named executive officers, see “Executive Compensation — Employment Agreements with Our Named Executive Officers.”
Indemnification Agreements
Under Swiss law, we may indemnify our directors and officers unless the indemnification results from a breach of their duties that constitutes gross negligence or intentional breach of duty of the director or officer concerned.
BeOne 2026 Proxy Statement

Certain Relationships and Related-Party Transactions
Furthermore, Swiss law does not permit a company to exempt any member of its Board of Directors from any liability for damages suffered by the company, the shareholders, or the company’s creditors caused by intentional or negligent violation of that director’s duties. However, the general meeting of shareholders may pass a resolution discharging the members of the Board of Directors from liability for their activities during a limited period. Such release is effective only for facts that have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution, or who acquired shares subsequently with knowledge of the resolution.
Our Articles of Association provide for the indemnification of directors and officers and advancement of expenses to defend claims against directors and officers mandatory on the part of BeOne (Switzerland) to the fullest extent allowed by law. Under our Articles of Association, a director or officer may not be indemnified if such person is found, in a final judgment or decree not subject to appeal, to have committed an intentional or grossly negligent breach of his or her statutory duties as a director or officer. Swiss law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such directors and officers. BeOne (Switzerland) may obtain such insurance from one or more third-party insurers or captive insurance companies.
In addition, we have entered into indemnification agreements to indemnify our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles. These agreements, among other things, indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.
Registration Rights
On November 16, 2016, we entered into a registration rights agreement with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (the “Baker Entities”), Hillhouse BGN Holdings Limited, HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P. (the “Hillhouse Entities”), (each an “Investor” and collectively, the “Investors”), all of which were existing shareholders. The registration rights agreement provides that, subject to certain limitations, if at any time and from time to time, the Investors demand that we register our ordinary shares and any other securities held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act of 1933, as amended (the “Securities Act”), we would be obligated to effectuate such registration. Our registration obligations under the registration rights agreement continue in effect for up to four years and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or ADSs by the Investors in the future. The registration rights agreement also requires us to pay expenses relating to such registrations and indemnify the Investors against certain liabilities. On December 1, 2020, we and the Investors entered into an Amendment No.1 to the Registration Rights Agreement, effective December 31, 2020, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023. On May 3, 2023, we and the Investors entered into an Amendment No. 2 to the Registration Rights Agreement, effective as of the execution date, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2026. Pursuant to the foregoing registration rights agreements, on May 9, 2023, we filed a registration statement, as amended by the Post-Effective Amendment No. 1 filed with the SEC on May 27, 2025, on Form S-3 with the SEC on behalf of certain shareholders, registering 298,738,765 ordinary shares, including 222,835,028 ordinary shares in the form of 17,141,156 ADSs to be resold by the selling shareholders identified therein and in any related prospectus supplement from time to time.
Pursuant to the Share Purchase Agreement dated October 31, 2019, as amended, by and between us and Amgen (the “Share Purchase Agreement”), Amgen has specified registration rights. Following demand by Amgen at any time, we shall, subject to certain limits as specified under the Share Purchase Agreement, file with the SEC a Registration Statement on Form S-3 (except if we are not then eligible to register for resale the registrable shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the registrable shares of Amgen. In addition, subject to certain exceptions, where we propose to register any of our ordinary shares or ADSs under the Securities Act for sale to the public, we have agreed to give notice to Amgen of our intention to do so and, upon the request of Amgen, use our reasonable best efforts to cause all the registrable shares of Amgen to be registered in connection therewith, under specified circumstances as set forth in the Share Purchase Agreement.
BeOne 2026 Proxy Statement

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has at any time been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
BeOne 2026 Proxy Statement

Corporate Governance
Composition of The Board of Directors
The Board of Directors currently consists of 11 members. We are not subject to any contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include among other characteristics, the expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. We have adopted a written policy regarding composition that is described below. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identifying persons who will further the interests of our Company through his or her established record of professional accomplishment, the depth and breadth of business experience and other background characteristics. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
Our Articles of Association allow our shareholders holding in aggregate at least five percent of the share capital or votes of issued shares and entitled to vote at general meetings to request an extraordinary general meeting of our shareholders. In the event that such a meeting is called, our Articles of Association provide that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors (with or without cause), and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be required to approve the appointment or removal of directors.
Board and Committee Matters
The Board of Directors has determined that all members of the Board of Directors, except Mr. John V. Oyler and Dr. Xiaodong Wang, are independent, as defined in accordance with Nasdaq rules and in accordance with the HK Listing Rules. In making this independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director. In considering the independence of the directors listed above, the Board of Directors considered the association of our directors with the holders of more than 5% of our share capital. We expect that the composition and functioning of the Board of Directors and each of our committees will continue to comply with Swiss law, all applicable listing requirements of Nasdaq, the rules and regulations of the SEC and the HK Listing Rules. There are no family relationships among any of our directors or executive officers.
Corporate Governance
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance —  Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.” If we make any substantive amendments to, or grant any waivers from, the code of conduct for any officer, we will disclose the nature of such amendment or waiver on our website at www.beonemedicines.com or in a Current Report on Form 8-K.
The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Board Meetings and Committees
The Board of Directors held six meetings during 2025. The directors ordinarily hold executive sessions at regularly scheduled meetings of the Board of Directors. During 2025, each of the directors then in office attended at least 75%
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Corporate Governance
of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors and director nominees are encouraged to attend the annual general meeting of shareholders, barring significant commitments or special circumstances. All our then-serving directors attended our 2025 annual general meeting of shareholders, except for Ms. Shalini Sharp who had an unavoidable conflict during our 2025 annual general meeting.
During 2025, the Board of Directors had five standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Scientific Advisory Committee, and Commercial and Medical Affairs Advisory Committee.
Audit Committee
Dr. Olivier Brandicourt, Mr. Anthony C. Hooper, Dr. Corazon (Corsee) D. Sanders and Ms. Shalini Sharp currently serve on the Audit Committee, which is chaired by Ms. Sharp. The Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as defined in the rules of the SEC and Nasdaq. Dr. Sanders will not stand for re-election at the Annual Meeting, and her term of service on this committee will expire on the date of the Annual Meeting. The Board of Directors has designated each of Mr. Hooper and Ms. Sharp as an “audit committee financial expert” as defined in SEC rules. In addition, the Board of Directors has designated Ms. Elizabeth F. Mooney, who would be appointed to the Audit Committee if elected by shareholders to serve on our Board of Directors, as an “audit committee financial expert” as defined in SEC rules. The Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our reporting accounting firms;

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approving auditing and permissible non-audit services, and the terms of such services, to be provided by our reporting accounting firms;

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reviewing the internal audit plan with the reporting accounting firms and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and the reporting accounting firms our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of financial and accounting-related complaints and concerns;

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recommending, based upon the Audit Committee’s review and discussions with management and the reporting accounting firms, whether our audited financial statements shall be included in our Annual Report on Form 10-K filed with the SEC and our annual results announcement filed with the HKEx;

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monitoring the quality and integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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overseeing our compliance with legal and regulatory requirements;

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reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing our earnings releases and unaudited financial statements to be included in our quarterly and interim filings with the SEC and HKEx.

The Audit Committee held seven meetings during 2025. The Audit Committee operates under a written charter that satisfies the applicable standards of Swiss law, the SEC, Nasdaq and the HKEx. A copy of the Audit Committee charter is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors —  Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Compensation Committee
Dr. Margaret Dugan, Mr. Ranjeev Krishana and Mr. Qingqing Yi currently serve on the Compensation Committee, which is chaired by Dr. Dugan. Mr. Krishana and Mr. Yi will not stand for re-election at the Annual Meeting, and their
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Corporate Governance
respective terms of service on this committee will expire on the date of the Annual Meeting. The Board of Directors has determined that each member of the Compensation Committee is “independent” as defined in the rules of Nasdaq and the HKEx. The members of the Compensation Committee shall be elected or re-elected by the shareholders at each annual general meeting for a term extending until the completion of the next annual general meeting on the proposal of the Board, who shall submit such proposal to the shareholders upon recommendation of the Nominating and Corporate Governance Committee. The Compensation Committee’s responsibilities include:
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annually reviewing and recommending to the Board of Directors for approval the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and Chief Financial Officer;

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evaluating the performance of our Chief Executive Officer and Chief Financial Officer in light of such corporate goals and objectives and recommending to the Board of Directors for approval their compensation based on that evaluation;

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determining and approving the compensation of our officers (other than the Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, and President, Global Head of Research and Development), including with respect to any incentive-compensation plans and equity-based plans;

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determining the maximum aggregate amount of compensation of the Board and Executive Management Team for approval by shareholders for the relevant fiscal year;

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developing and implementing our overall management compensation and policy to align the interests of management with our shareholders;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;

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reviewing and making recommendations to the Board of Directors with respect to director compensation;

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preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;

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reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

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reviewing, discussing with management and recommending to the Board for submission to an advisory vote of the shareholders our Swiss statutory compensation report.

The Compensation Committee held six meetings during 2025. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance —  Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Nominating and Corporate Governance Committee
Mr. Michael Goller, Mr. Anthony C. Hooper, Dr. Alessandro Riva and Ms. Shalini Sharp currently serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. Hooper. Mr. Goller will not stand for re-election at the Annual Meeting, and his term of service on this committee will expire on the date of the Annual Meeting. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating director candidates, including nominees recommended by shareholders;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

BeOne 2026 Proxy Statement

Corporate Governance
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developing, recommending to the Board of Directors, and overseeing the Company’s corporate governance framework;

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overseeing the evaluation of the Board of Directors and management; and

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recommending to the Board of Directors succession plans for the directors, in particular the chairman and Chief Executive Officer, and our other key officers.

The Nominating and Corporate Governance Committee held three meetings during 2025. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance —  Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Scientific Advisory Committee
Dr. Margaret Dugan, Mr. Michael Goller, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Dr. Xiaodong Wang and Mr. Qingqing Yi currently serve on the Scientific Advisory Committee, which is co-chaired by Dr. Riva and Dr. Wang. Mr. Goller, Dr. Sanders and Mr. Yi will not stand for re-election at the Annual Meeting, and his or her respective term of service on this committee will expire on the date of the Annual Meeting. The Scientific Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s research and development plans and programs and evaluate the effectiveness thereof;

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providing strategic advice and recommendations to the Board of Directors regarding current and planned research and development programs and activities;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any research or development performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key scientific and technical personnel and the depth and breadth of the Company’s scientific resources.

The Scientific Advisory Committee held four meetings during 2025. The Scientific Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance —  Governance Documents.”
Commercial and Medical Affairs Advisory Committee
Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana and Dr. Corazon (Corsee) D. Sanders currently serve on the Commercial and Medical Affairs Advisory Committee, which is chaired by Mr. Hooper. Mr. Krishana and Dr. Sanders will not stand for re-election at the Annual Meeting, and his or her respective term of service on this committee will expire on the date of the Annual Meeting. The Commercial and Medical Affairs Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s commercial strategy and plans and competitiveness of the Company’s commercial programs;

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receiving and discussing reports from management regarding the Company’s medical affairs strategy and plans and competitiveness of the Company’s medical affairs programs;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any commercial and medical affairs performance goals under the Company’s incentive compensation programs; and

BeOne 2026 Proxy Statement

Corporate Governance
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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key commercial and medical affairs personnel and the depth and breadth of the Company’s commercial and medical affairs resources.

The Commercial and Medical Affairs Advisory Committee held four meetings during 2025. The Commercial and Medical Affairs Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance —  Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Composition Policy
We adopted a board composition policy (the “Composition Policy”) to set out the Company’s approach to the composition of our Board of Directors. Pursuant to the Composition Policy, our Nominating and Corporate Governance Committee will review annually the structure, size and composition of the Board of Directors and, where appropriate, make recommendations on changes to the Board of Directors. In reviewing the Board of Directors’ composition, our Nominating and Corporate Governance Committee will consider, among other characteristics, the expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. The Composition Policy further provides that our Nominating and Corporate Governance Committee will discuss and, where necessary, agree on measurable objectives for achieving the right balance of varied skillsets and viewpoints on the Board of Directors and recommend them to the Board of Directors for adoption. The Board of Directors intends to rate its composition against the factors identified above and to recruit a director or directors to address any factors that could bear improvement. The Composition Policy is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Director Nominations
The Board of Directors will consider and approve from time to time the criteria that it deems necessary or advisable for director candidates. The Board of Directors has full authority to modify such criteria as it deems necessary or advisable. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval criteria for director candidates. The Company has adopted policies and procedures for director candidates. The Board of Directors may, however, rescind its delegation and assume the responsibilities it previously delegated to the Nominating and Corporate Governance Committee.
The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify candidates for nomination to the Board of Directors and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines, the Board Composition Policy and the Committee’s charter. The Nominating and Corporate Governance Committee will recommend director candidates for the Board of Directors’ consideration and review the candidates’ qualifications with the Board of Directors. The Board of Directors retains the authority to nominate a candidate for election by the shareholders as a director. From time to time, the Nominating and Corporate Governance Committee utilizes third-party search firms to identify director candidates. In 2025, the Nominating and Corporate Governance Committee engaged a third-party search firm to identify director candidates. In identifying director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the Board of Directors.
On June 19, 2020, the Swiss Parliament adopted a revision of the Swiss corporate law (the “Corporate Law Reform”), which entered into force on January 1, 2023 (subject to certain transitional provisions). The Corporate Law Reform stipulates “comply or explain” disclosure obligations on gender diversity on the board of directors and executive
BeOne 2026 Proxy Statement

Corporate Governance
management of listed companies of at least 30% and 20%, respectively, effective as of January 1, 2021, with ongoing transitional periods before the obligations begin to apply. For boards of directors, the requirement that the underrepresented gender reach at least 30% applies as from January 1, 2026; for executive management teams, the requirement that the underrepresented gender reach at least 20% applies as from January 1, 2031. We do not currently meet the gender requirements for our Board. Currently, three of our 11 directors, Dr. Corazon (Corsee) D. Sanders, Dr. Margaret Dugan and Ms. Shalini Sharp, are women.
We acknowledge and support the general principles behind the objectives set forth in the Corporate Law Reform. In May 2025, we completed the change of our jurisdiction of incorporation from the Cayman Islands to Switzerland. The Board of Directors did not believe that it was appropriate to expand the current composition of our Board of Directors amidst this change and believed that the current composition of the Board of Directors was appropriate for the scale and goals of our business and operations. We have since reassessed the status and anticipated needs of our business. As a result, subject to the election of each of our director nominees by our shareholders at the Annual Meeting, we will satisfy the gender diversity requirements for our Board of Directors, as contemplated by the Corporate Law Reform. Three of our 10 director nominees, Dr. Margaret Dugan, Ms. Elizabeth F. Mooney and Ms. Shalini Sharp, are women.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board of Directors. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, as set forth in the Board Composition Policy. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our Articles of Association and SEC rules to BeOne Medicines Ltd., c/o BeOne Medicines I GmbH, Aeschengraben 27, 4051 Basel, Switzerland, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by the Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and HK Listing Rules. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.
Shareholder Communications
The Board of Directors provides to every shareholder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for shareholder communication. For a shareholder communication directed to the Board of Directors as a whole, shareholders may send such communication to the attention of our Secretary via Regular Mail or Expedited Delivery Service to:
BeOne 2026 Proxy Statement

Corporate Governance
BeOne Medicines Ltd., c/o BeOne Medicines I GmbH, Aeschengraben 27, 4051 Basel, Switzerland, Attn.: Board of Directors c/o Secretary.
For a shareholder communication directed to an individual director in his or her capacity as a member of the Board of Directors, shareholders may send such communication to the attention of the individual director via Regular Mail or Expedited Delivery Service to: BeOne Medicines Ltd., c/o BeOne Medicines I GmbH, Aeschengraben 27, 4051 Basel, Switzerland, Attn.: [Name of Individual Director].
Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. The Board of Directors has adopted a Securityholder Communications Policy, which is available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance —  Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer, Mr. John V. Oyler, is the Chairman of the Board of Directors. The Board of Directors believes that Mr. Oyler is the director best suited to identify strategic opportunities and to focus the efforts of the Board of Directors due to his extensive understanding of our business as a founder and our Chief Executive Officer. The Board of Directors also believes that the combined role of Chairman and Chief Executive Officer can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board of Directors.
Our Corporate Governance Guidelines provide that if the same person holds the Chairman and Chief Executive Officer roles or if the Chairman does not otherwise qualify as independent, the independent directors may elect a Lead Independent Director. Mr. Ranjeev Krishana, our Lead Independent Director, will not stand for re-election at the Annual Meeting, and his term of service on the Board will expire on the date of the Annual Meeting. In accordance with our Corporate Governance Guidelines, the independent directors elected Dr. Felix J. Baker, an independent director of the Company pursuant to applicable Nasdaq rules, to serve as the Lead Independent Director upon the expiration of Mr. Krishana’s term of service on the Board, subject to Dr. Baker’s election as a director. The Lead Independent Director has responsibilities that are set forth in our Corporate Governance Guidelines, including presiding at meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; consulting with management regarding Board meeting schedules, locations, agendas and materials; and calling meetings of the independent and non-management directors of the Board of Directors, when appropriate. The Board of Directors believes our current board leadership structure will help ensure continuity of strong and effective leadership. The Corporate Governance Guidelines are available on our website at www.beonemedicines.com under “Investors —  Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance —  Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
The Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, the Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, the Board of Directors reviews the risks associated with our business strategies periodically throughout the year.
Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our reporting accounting firms and our Chief Financial Officer. The Audit Committee oversees the operation of our risk
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management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to the Board of Directors regarding these activities.
Responsible Business & Sustainability Commitment
BeOne is driven by purpose: to build the world’s leading oncology company through scientific excellence and exceptional speed to reach more patients than ever before. Our Responsible Business & Sustainability (“RB&S”) efforts support our corporate strategy as strengthening patient access, our talent, operational integrity, and environmental stewardship can positively impact our ability to grow and innovate over the long term. RB&S priorities are developed through the regular identification of sustainability topics material to BeOne, most recently through our first double materiality assessment. These priorities fall within the following key areas:
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Advancing Global Health: We are focused on developing impactful medicines that will be accessible to more patients around the world.

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Empowering Our Colleagues: We are committed to fostering a culture of innovation and building a global workforce that enables our colleagues to thrive.

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Innovating Sustainably: We aim to assess and mitigate our impact on the environment and ensure business continuity.

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Operating Responsibly: We operate with integrity, transparency, and discipline to ensure we are meeting the expectations of our stakeholders.

A dedicated RB&S Steering Committee, formerly known as the RB&S Working Group, is comprised of executive leaders from across the organization and meets quarterly with BeOne’s RB&S team to review pressing topics, track progress, and keep apprised of emerging issues. The BeOne Board of Directors oversees this work and reviews the strategy and progress at least annually. Our RB&S efforts help us to stay resilient, maintain trust, and operate in a way that supports sustainable progress for our business and the patients we serve.
We report our progress in April of each year, and a copy of the report will be available on our website at www.beonemedicines.com under “Investors — Nasdaq Investors — Governance — Responsible Business & Sustainability Reports”, “— HKEX Investors — Corporate Governance — Responsible Business & Sustainability Reports” and “— SSE Investors — Governance — Responsible Business & Sustainability Reports.” Reference to our RB&S reports in this Proxy Statement does not include or incorporate by reference the information from any such RB&S report into this Proxy Statement, and you should not consider that information a part of this Proxy Statement aside from the information referenced in the Swiss Statutory Non-Financial Matters Index in accordance with Article 964b of the Swiss Code of Obligations.
Audit Committee Report
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of our financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of our reporting accounting firms, Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP, and Ernst & Young AG including reviewing their independence; reviewing and approving the planned scope of our annual audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP, and Ernst & Young AG and their affiliated entities; the oversight of our internal audit function; reviewing with management and our reporting accounting firm the adequacy of internal financial controls; and reviewing our critical accounting policies and estimates and the application of accounting principles generally accepted in the United States, Hong Kong SAR, mainland China, and Switzerland.
BeOne 2026 Proxy Statement

Corporate Governance
Ernst & Young LLP is responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended. Ernst & Young is responsible for auditing our annual financial statements filed with The Stock Exchange of Hong Kong. Ernst & Young Hua Ming LLP is responsible for auditing our annual financial statements filed with the SSE. Ernst & Young AG is responsible for auditing our annual financial statements in accordance with Swiss law and our Articles of Association. Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP, and Ernst & Young AG are members of the global Ernst & Young firm.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst & Young LLP is responsible for performing an independent audit of our consolidated financial statements and the audit of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States for the fiscal year ended December 31, 2025. The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee considered any fees paid to Ernst & Young LLP, Ernst & Young, Ernst & Young Hua Ming LLP, and Ernst & Young AG for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP’s, Ernst & Young’s, Ernst & Young Hua Ming LLP’s, and Ernst & Young AG’s independence in performing the audits for the fiscal year ending December 31, 2026. In appointing Ernst & Young LLP as our independent registered accounting firm for the audits of our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2026 to be filed with the SEC, the Audit Committee considered any fees paid to Ernst & Young LLP and does not believe that these fees compromise Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
THE AUDIT COMMITTEE
Shalini Sharp (Chair)
Dr. Olivier Brandicourt
Anthony C. Hooper
Dr. Corazon (Corsee) D. Sanders
BeOne 2026 Proxy Statement

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, and President, Global Head of Research and Development. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our named executive officers and other key officers, other than the Chief Executive Officer. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist in designing our compensation programs. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions. Our named executive officers for 2025 are set forth below:

John V. Oyler	Aaron Rosenberg	Dr. Xiaobin Wu	Dr. Lai Wang	Chan Lee
Co-Founder, Chairman and Chief Executive Officer	Chief Financial Officer	President and Chief Operating Officer	President, Global Head of Research and Development	Senior Vice President, General Counsel and Corporate Secretary
The goal of our compensation programs is to align compensation delivery with performance for shareholders, measured both internally against budgets and externally through share price. We believe this alignment was achieved in 2025.
BeOne 2026 Proxy Statement

Executive Compensation
2025 Performance Highlights
2025 delivered strong value-creating performance for the Company, highlighted by sustained global leadership in CLL, significant progress across our core hematology portfolio and solid tumor pipeline, disciplined execution on strategic business development transactions, increasing total revenue, achieving GAAP profitability ahead of plan, as well as improved operating margins. As described below, during 2025, we made significant progress on our commercial, clinical, research, and business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2025 compensation of our named executive officers.
Deliver Financial Performance

●
Revenue: Achieved the upper range of 2025 revenue guidance of $5.3B, representing year-over-year growth of 40%.

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Profitability: Achieved GAAP profitability in the first quarter of 2025; generated $447M in GAAP income from operations and $1.1B in non-GAAP adjusted income from operations in 2025. For an explanation of our use of non-GAAP financial measures and a reconciliation of 2025 non-GAAP financial measures to the most comparable GAAP measures, refer to “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 26, 2026.

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Margin & Cash: Gross margin in the mid-to-high 80% range; cash flow remains positive with balance sheet strengthened to >$4B cash.

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Total Shareholder Return: Delivered Total Shareholder Return of 17.6% for the five-year period ended on December 31, 2025, which is at the 28th percentile of our current peer group companies. Since IPO, BeOne has delivered Total Shareholder Return of 864% which is at the 98th percentile of our current peer group companies.

Achieve Commercial Milestones
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BRUKINSA: Emerged as the global revenue leader in the BTKi4

●
class, maintaining U.S. new patient share lead across BTKi class.

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TEVIMBRA: Continued global launches of TEVIMBRA in support of building solid tumor commercial infrastructure.

Strengthen Franchise and Scientific Leadership
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Hematology Leadership: Advanced core hematology portfolio with sonrotoclax and BTK CDAC5; both progressing through global Phase 3 programs. Filed for R/R MCL6 in the U.S. and R/R CLL in China. Also initiated BTK CDAC Phase 3 head-to-head trial versus pirtobrutinib in R/R CLL/SLL.7

4
BTKi: Bruton tyrosine kinase inhibitor

5
BTK CDAC: Bruton tyrosine kinase chimeric degradation activation compound

6
R/R MCL: Relapsed or refractory mantle cell lymphoma

7
R/R CLL/SLL: Relapsed or refractory chronic lymphocytic leukemia or small lymphocytic lymphoma

BeOne 2026 Proxy Statement

Executive Compensation
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Solid Tumor Pipeline: Progressed CDK4i8 to Phase 3 First-Line Hormone-Positive, HER2-Negative9 Metastatic Breast Cancer (to initiate 1H’26). Multiple proof-of-concept achievements (B7-H4 ADC10, PRMT5i11, IRAK4 CDAC12, GPC3-41BB13); solid tumor and immunology programs expanding.

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Business Development: Royalty Pharma acquired BeOne’s up to 7% royalty interest in Amgen’s Imdelltra (ex-China) for up to $950 million.

Continue to Drive Oncology Leadership
●
Patient Milestone: Announced USPTO Final Written Decision invalidating all claims of Pharmacyclics US-803 patent and fully resolved the U.S. BRUKINSA patent infringement lawsuit with no damages.

●
Redomiciliation: Redomiciled to Switzerland from Cayman Islands to support global reach and scale.

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Global Rebrand to BeOne Medicines, strengthening corporate identity as a multinational oncology innovator with global reach.

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External Leadership: Elevated corporate profile through partnerships and strategic corporate narratives, including a successful investor R&D Day in June 2025.

●
Enterprise Resiliency: Reinforced risk management framework and business continuity to support sustained growth.

Drive Entrepreneurial Culture
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Digital: Enhanced digital and data infrastructure to support decision-making and innovation.

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Employee Engagement: Achieved strong employee engagement; the Company is in the top tier of most industries for employee satisfaction, productivity, performance and consistent execution against operating models and compliance targets.

Compensation Highlights
●
Our annual bonus program resulted in Company performance of 148%, reflecting strong 2025 performance and exceeding objectives. Our accomplishments are further described in the 2025 Non-Equity Incentive Program section of this Proxy Statement.

●
For our June 2025 equity grants, the equity mix for our named executive officers (the “NEOs”) who participate in the performance-based RSU (“PSU”) plan continues to be 50% PSUs, 25% options and 25% RSUs.

8
CDK4i: Cyclin-dependent kinase 4 Inhibitor

9
HER2: Human Epidermal Growth Factor Receptor 2

10
B7-H4 ADC: B7-H4-targeting Antibody Drug Conjugate

11
PRMT5i: Protein Arginine Methyltransferase 5 Inhibitor

12
IRAK4 CDAC: Interleukin-1 Receptor-Associated Kinase 4 Chimeric Degradation Activation Compound

13
GPC3-41BB: Glypican-3 and 41BB Bispecific Antibody

BeOne 2026 Proxy Statement

Executive Compensation
Overview of our Compensation Programs
The Compensation Committee strives to ensure that our compensation programs are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. Key elements of our compensation programs include the following:
	Compensation Element	Purpose	Features
FIXED	Base salary	To attract and retain highly skilled Executives	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and peer company data
AT RISK COMPENSATION	Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract Executives	Variable component of pay based on annual corporate and individual performance
	Equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance and align their interests with shareholders; to promote retention; to reward outstanding Company and individual performance	Typically, subject to multi-year vesting based on continued service and are primarily in the form of PSUs, share options, and RSUs, the value of which depends on the performance of our shares and ADSs, to align employee interests with those of our shareholders over the longer-term
In addition to our direct compensation elements, the following features of our compensation programs are designed to align our executive officers with shareholder interests and with market best practices:
What We Do	What We Don’t Do

Maintain an industry-specific peer group for benchmarking pay

Target pay based on market norms

Deliver executive compensation primarily through performance-based pay

Tie the majority of executive compensation to equity awards, the ultimate value of which is driven by our share price performance

Set challenging short-term incentive award goals

Offer market-competitive benefits for executives that are consistent with the rest of our employees

Consult with an independent compensation advisor on compensation levels and practices

Maintain a robust stock ownership policy for our executive officers equal to 6x base salary for our CEO, 3x base salary for our President and 1x base salary for our other executive officers

Maintain a broad compensation recovery (“clawback”) policy

No hedging or pledging of equity unless approved by the Insider Trading Compliance Officer or the Audit Committee

No re-pricing share options without shareholder approval

No guaranteed cash or equity compensation increases

No supplemental executive retirement plans

No excise tax gross-up payments for change-of-control payments

No liberal share recycling

BeOne 2026 Proxy Statement

Executive Compensation
Non-Binding, Advisory Vote on Executive Compensation

At our 2025 annual general meeting of shareholders, we held a non-binding, advisory vote on executive compensation. 87.9% of the votes cast were voted in favor of the compensation of our named executive officers as disclosed in our 2025 proxy statement. The Compensation Committee believes that this level of affirmative votes conveyed our shareholders’ support of the Compensation Committee’s decisions and our existing executive compensation programs. The Company has embarked on an equity redesign program, effective January 1, 2026. The intention of the redesign was to reduce overall equity spend while maintaining an equitable and sustainable program. The adjustment applies to employees, executives and the Board of Directors. The Compensation Committee believes that this revised equity framework appropriately drives long-term value creation, retention and alignment with the Company’s current business needs and shareholder expectations.

Compensation Consultant
The Compensation Committee retained Pay Governance to assist in an evaluation of our compensation philosophy, validate our compensation peer group, develop competitive market data to benchmark the compensation for our named executive officers and advise on matters related to our compensation structure and programs. Pay Governance also consulted with the Compensation Committee about non-employee director compensation. During 2025, Pay Governance reported directly to the Compensation Committee, performing the services described above on behalf of the Compensation Committee and interacting with our management while performing those services. Based on consideration of the factors set forth in the rules of the SEC and Nasdaq, the Compensation Committee has determined that its relationship with Pay Governance, and the work performed during 2025 on behalf of the Compensation Committee has not raised any conflicts of interest.
Defining and Comparing Compensation to Market Benchmarks
In evaluating the total compensation of our named executive officers, the Compensation Committee, using information provided by our compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:
Peer Group Criteria
	Industry	Relevance	Size
General Characteristics:	Biotechnology and pharmaceuticals	Competitors for labor Competitors for capital Comparable global scope and complexity Listed in major U.S. exchanges with proper executive compensation disclosure in proxy statements	Comparable in terms of R&D/commercialization Market capitalization between 0.25x and 4x of BeOne’s size Revenue is a secondary consideration because it can lag development
BeOne 2026 Proxy Statement

Executive Compensation
Based on these general criteria, our peer group for considering 2025 compensation decisions, referred to as our 2025 peer group, as approved by the Compensation Committee, comprised of the following 13 companies:
Alnylam Pharmaceuticals, Inc.	Incyte Corporation	Sarepta Therapeutics, Inc.
Biogen Inc.	Jazz Pharmaceuticals plc	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Moderna, Inc.	Vertex Pharmaceuticals Inc.
Exelixis, Inc.	Neurocrine Biosciences, Inc.
Gilead Sciences, Inc.	Regeneron Pharmaceuticals, Inc.
At the time the peer group was selected, BeOne’s market capitalization approximated the 50th percentile of the peers’ market capitalization for the most recently disclosed fiscal year (i.e., the period corresponding to the most recent pay disclosures).
We believe that the compensation practices of our 2025 peer group provided us with appropriate compensation benchmarks for evaluating the compensation of our named executive officers during 2025. Notwithstanding the similarities of the 2025 peer group to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In 2025, the Compensation Committee generally positioned our officers’ total cash compensation, including base salaries and target annual incentives, at or below the 25th percentile, and equity incentive awards more competitive to the market, in order to link compensation more closely with corporate performance and the creation of shareholder value.
In addition, the Compensation Committee may consider other criteria, including market factors, the experience level of the executive and the executive’s performance against company goals, in determining variations to this general target range.
For purposes of compensation in 2026, the Compensation Committee, with the advice of our compensation consultant, examined our 2025 peer group considering our continued growth throughout 2025, the stage of development of our research, clinical and commercial programs, and changes in our market capitalization. With reference to these and consideration of other key business metrics, our current peer group only has two changes for 2026. Two peer companies, Jazz Pharmaceuticals and Sarepta Therapeutics, Inc., have been removed from our peer group. As a result, we have added one new company, Amgen, as approved by the Compensation Committee. Our 2026 peer group is comprised of 12 companies. At the time the 2026 peer group was selected, BeOne’s size was positioned near the median in terms of both market capitalization and estimated 2025 revenue. Our 2026 peer group is shown below:
Alnylam Pharmaceuticals, Inc.	Exelixis, Inc.	Neurocrine Biosciences, Inc.
Amgen Inc.	Gilead Sciences, Inc.	Regeneron Pharmaceuticals, Inc.
Biogen Inc.	Incyte Corporation	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Moderna, Inc.	Vertex Pharmaceuticals Inc.
BeOne 2026 Proxy Statement

Executive Compensation
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory approval, many of the traditional benchmarking metrics alone, such as profit measures, may not be appropriate for a global oncology company such as our Company. Instead, the specific performance factors the Compensation Committee considers when determining the compensation of our named executive officers include:
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new product launches and product sales revenues;

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key research and development achievements;

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initiation and progress of clinical trials for our medicines and drug candidates;

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expansion of our commercialization, manufacturing and operational capabilities;

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achievement of regulatory milestones;

●
establishment and maintenance of key strategic relationships and new business initiatives, including collaborations and financings; and

●
development of organizational capabilities and management of our growth.

These performance factors are considered by the Compensation Committee in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executive officers.
Compensation Objectives and Philosophy
The goal of our compensation programs is to provide market-based compensation opportunities and align compensation delivery with performance, measured both internally against budgets and externally through long-term shareholder value creation. Our compensation programs enable us to attract, motivate and retain executive and independent director talent so that we may best serve our patients across the globe. Further, our compensation programs are aligned with the shareholders’ interests, our business goals and market best practices. We aim to ensure that the total compensation paid to all of our Executives and Directors is fair, reasonable and competitive. We believe that the compensation program aligns with our objectives, although we are continually benchmarking and otherwise assessing our programs and practices. We engage our independent consultant, Pay Governance, which reports directly to the Compensation Committee. Pay Governance assists with the evaluation of our compensation philosophy, determination of our compensation peer group, assembly of competitive market data to benchmark the compensation for our Executives and Directors, and development of recommendations for the Compensation Committee.
The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. Globally, immuno-oncology is one of the most competitive fields where companies, large and small, compete for talent. Since there are a limited number of highly qualified biopharmaceutical executives, we compete with large multinational pharmaceutical companies and an increasing number of growing biotechnology companies for talent. In light of these factors, we believe that our compensation program is a critical factor in our ability to attract, motivate, and retain top talent in this exceedingly competitive environment and, in turn, to our ability to capitalize on our market opportunity and succeed as a company.
We may award annual merit-based increases in base salary based upon an assessment of each executive’s performance and the scope of his or her responsibilities, although executive officer salaries generally have been at or below the 25th percentile. We have a formal annual bonus plan with pre-established goals and weightings, which was designed to reward annual achievements based upon quantitative and qualitative company performance as well as individual performance. We awarded cash incentive payments to our named executive officers and the other members of our senior management team under our annual incentive program, which is described in more detail below.
BeOne 2026 Proxy Statement

Executive Compensation
We typically make equity grants to our executive officers upon commencement of their employment and annually following a review of company performance and their individual performance. Our pay philosophy for executive officers emphasizes equity compensation over cash to strengthen executive officers’ alignment with shareholders and ensure that pay delivery is connected to actual company performance. The mix of compensation components is designed to reward annual results as well as drive long-term company performance and create shareholder value.
Components of Compensation
Base Salary
We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. The Compensation Committee typically determines the base salary for each executive based on the executive’s responsibilities, experience and, if applicable, the base salary level of the executive prior to joining our Company. In addition, the Compensation Committee reviews and considers the level of base salary paid by companies in our peer group for similar positions.
Merit-based increases in base salary for our executive officers, other than our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, and President, Global Head of Research and Development, are determined by the Compensation Committee based upon a summary of the executive officer’s performance and a recommendation from our Chief Executive Officer.
Our Chief Executive Officer also provided a summary of performance for our Chief Financial Officer, President and Chief Operating Officer, President, Global Head of Research and Development, and Senior Vice President, General Counsel and Corporate Secretary, and a recommendation for their merit-based increase in base salary.
Any merit-based increase in base salary for our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, and President, Global Head of Research and Development is determined by the Board of Directors and is based upon an assessment of performance by the Compensation Committee, input from the Board of Directors and a review of competitive benchmarking by the Compensation Committee.
At the beginning of 2025, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for each of our named executive officers serving at that time, based upon the Company’s performance, each executive officer’s performance, and, in comparison to the base salaries of similar executive officers in our 2025 peer group. With respect to Mr. Oyler, our Chief Executive Officer, his annual base salary was increased from US$1,100,000 (the 25th percentile of our 2024 peer group determined at the end of 2023) to US$1,133,000 (the 25th percentile of our 2025 peer group determined at the end of 2024). After the increases (shown in the table below), the base salaries of our named executive officers were all at or below the 25th percentile of our 2025 peer group.
The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers serving at the time the decisions were made in February 2025; dollar amounts reflect full-year salaries without prorations, if executives only served a portion of the year:
	Base Salary
Name	2024 (US$)	2025 (US$)	Increase (%)
John V. Oyler	1,100,000	1,133,000	3.0%
Aaron Rosenberg	620,000	660,000	6.5%
Dr. Xiaobin Wu	790,410(1)	862,412(1)	9.1%
Dr. Lai Wang	610,591(1)	659,492(1)	8.0%
Chan Lee	621,000	654,000	5.3%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1390 in 2025.

BeOne 2026 Proxy Statement

Executive Compensation
2025 Annual Non-Equity Incentive Program
In January 2025, the Compensation Committee approved our annual cash incentive program for 2025. Our bonus plan was based on pre-established, quantifiable objectives.
For 2025, each of our named executive officers’ cash incentive award was based 75% on Company goals and 25% on individual performance. The Company performance metrics against which our named executive officers are measured are clearly communicated, measurable, and consistently applied.
Potential payouts range from 0% to 162.5% of the target opportunity to align delivered pay with actual performance. The 162.5% maximum is calculated as follows: the corporate portion is weighted 75% with a maximum of 150% of target plus the individual portion is weighted 25% and capped at 200% of target. In addition, the Compensation Committee had the discretion under the 2025 annual cash incentive program to adjust downward any cash incentive award as it deemed appropriate.
In making its determination regarding awards under the 2025 annual cash incentive program, the Compensation Committee considered our success against our 2025 company target and stretch goals in funding the corporate portion. The 2025 Company goals approved by the Compensation Committee, the relative target and maximum weightings assigned to each goal at the beginning of the year, and the actual achievement during the performance period as a percentage of our target company goals, were as follows:
2025 Annual Non-Equity Incentive Program
2025 Corporate Goals	2025 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2025 (as a % of target)
Deliver Financial Performance		40%	60.0%	60.0% (150%)

●
Revenue: Achieved the upper range of 2025 revenue guidance of $5.3B, representing year-over-year growth of 40%.

●
Profitability: Achieved GAAP profitability in the first quarter of 2025; generated $447M in GAAP income from operations and $1.1B in non-GAAP adjusted income from operations in 2025. For an explanation of our use of non-GAAP financial measures and a reconciliation of 2025 non-GAAP financial measures to the most comparable GAAP measures, refer to “Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on February 26, 2026.

●
Margin & Cash: Gross margin in the mid-to-high 80% range; cash flow remains positive with balance sheet strengthened to >$4B cash.

BeOne 2026 Proxy Statement

Executive Compensation
2025 Corporate Goals	2025 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2025 (as a % of target)
Achieve Commercial Milestones		20%	30.0%	28.0% (140)%

●
BRUKINSA: Emerged as the global revenue leader in the BTKi class, maintaining U.S. new patient share lead across BTKi class.

●
TEVIMBRA: Continued global launches of TEVMBRA in support of building solid tumor commercial infrastructure.

Strengthen Franchise and Scientific Leadership		30%	45.0%	45.0% (150)%

●
Hematology Leadership: Advanced core hematology portfolio with sonrotoclax and BTK CDAC; both progressing through global Phase 3 programs. Filed for RR MCL in the U.S. and RR MCL and RR CLL in China. Also initiated BTK CDAC Phase 3 head-to-head trial versus pirtobrutinib in R/R CLL/SLL.

●
Solid Tumor Pipeline: Progressed CDK4i to Phase 3 First-Line Hormone-Positive, HER2-Negative Metastatic Breast Cancer (to initiate 1H’26). Multiple proof-of-concept achievements (B7-H4 ADC, PRMT5i, IRAK4 CDAC, GPC3-41BB); solid tumor and immunology programs expanding.

●
Business Development: Royalty Pharma acquired BeOne’s up to 7% royalty interest in Amgen’s Imdelltra (ex-China) for up to $950 million.

Continue to Drive Oncology Leadership		6%	9%	9.0% (150)%

●
Patent Milestone: Announced USPTO Final Written Decision invalidating all claims of Pharmacyclics US-803 patent; fully resolved the U.S. BRUKINSA patent infringement lawsuit with no damages.

●
Redomiciliation: Redomiciled to Switzerland from Cayman Islands to support global reach and scale.

●
Global Rebrand: To BeOne Medicines, strengthening corporate identity as a multinational oncology innovator with global reach.

BeOne 2026 Proxy Statement

Executive Compensation
2025 Corporate Goals	2025 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2025 (as a % of target)

●
External Leadership: Elevated corporate profile through partnerships and strategic corporate narratives, including a successful investor R&D Day in June 2025.

●
Enterprise Resiliency: Reinforced risk management framework and business continuity to support sustained growth.

Drive Entrepreneurial Culture		4%	6%	6.0% (150%)

●
Digital: Enhanced digital and data infrastructure to support decision-making and innovation.

●
Employee Engagement: Achieved strong employee engagement; the Company is in the top tier of most industries for employee satisfaction, productivity, performance and consistent execution against operating models and compliance targets.

TOTAL		100%	150%	148%
The Compensation Committee determined actual achievement against the pre-defined company goals for 2025. Specifically, during 2025, we made significant progress on our business goals, including the events which are summarized above under “2025 Performance Highlights.”
Based on our overall performance during 2025, the Compensation Committee determined that our corporate performance should be scored at 148% of target based on our Company’s extraordinary performance during the year.
In determining each named executive officer’s 2025 annual cash bonus, the Compensation Committee also considered individual performance in addition to the Company’s performance.
Based on the recommendation of the Compensation Committee, the Board of Directors determined that for individual performance, Mr. Oyler, Dr. Wu and Mr. Rosenberg each achieved 148% of target. The Compensation Committee determined that for individual performance, Dr. Wang and Mr. Lee each achieved 148% of target. These individual performance achievements of 148% align with the Company’s overall performance of 148%.
The table below shows the target award under our 2025 incentive program as a percentage of each NEO’s annual base salary in 2025, the target cash award opportunity in dollars for 2025 and the actual cash bonus payments made to our NEOs for 2025 performance, which were paid in March 2026, as well as the actual overall bonus payment as a percentage of the target award opportunity.
BeOne 2026 Proxy Statement

Executive Compensation
Name	2025 Target Award (% of Base Salary)	2025 Target Award Opportunity (US$)	2025 Actual Bonus Payment (US$)	2025 Actual Bonus Payment (% of Target Award Opportunity)
John V. Oyler(1)	100%	1,133,000	1,676,840	148%
Aaron Rosenberg(2)	60%	396,000	586,080	148%
Dr. Xiaobin Wu	75%	646,809(3)	957,277(3)	148%
Dr. Lai Wang	60%	395,695(3)	585,629(3)	148%
Chan Lee(4)	60%	392,400	580,752	148%

(1)
For the 2026 performance year (bonus payments to be made in 2027), Mr. Oyler’s incentive target has been increased to 110% to align with the 25th percentile of our peer group.

(2)
For the 2026 performance year (bonus payments to be made in 2027), Mr. Rosenberg’s incentive target has been increased to 70% to align with the 50th percentile of our peer group.

(3)
Bonus payment was calculated using 2025 RMB salary which was translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1390 in 2025.

(4)
For the 2026 performance year (bonus payments to be made in 2027), Mr. Lee’s incentive target has been increased to 70% to align with the 25th percentile of our peer group.

Equity Awards
Our equity award program is designed to:
●
reward demonstrated leadership and performance;

●
align our executive officers’ interests with those of our shareholders;

●
retain our executive officers through the term of the awards;

●
maintain competitive levels of executive compensation; and

●
motivate our executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. We believe equity compensation is a crucial component of the executive compensation packages we offer because it provides upside opportunity while directly aligning realizable pay with actual shareholder return.
We typically grant equity awards to each of our executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance. The annual equity mix for NEOs is 50% PSUs, 25% options and 25% RSUs and the Compensation Committee believes this equity mix aligns executive pay with Company performance. The mix of PSUs, options and RSUs granted to Mr. Oyler may change as PSUs and RSUs are subject to a limit under HK Listing Rules.
All equity awards to our executive officers are approved by the Compensation Committee or, in the case of equity awards for our Chief Executive Officer, Chief Financial Officer, President and Chief Operating Officer, and President, Global Head of Research and Development, are reviewed and recommended by the Compensation Committee for approval by the Board of Directors. Other than equity awards to new hires, which are generally granted on the last business day of the month in which employees commence employment, equity awards are typically granted in June of each year.
The size of equity awards varies among our executive officers based on their positions and annual performance assessments. In addition, the Compensation Committee reviews all components of the executive’s compensation to ensure that his or her total compensation is aligned with our objectives. All share options granted to our executives
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have an exercise price equal to the higher of 1/13 of the closing price of our ADSs on the date of grant or 1/13 of the average closing price of our ADSs for the five business days prior to the date of grant, and the recipient will not realize any value from his or her options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with shareholder value creation.
In addition, time-vested RSU grants to our executive officers typically vest in equal annual installments over four years, which we believe provides an incentive to our executives to add value to the Company over the long term and to remain with our Company. Typically, the share options we grant to our executives have a 10-year term and vest as to 25% of the shares on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date.
PSUs are also a part of the equity mix for named executive officers and all senior vice presidents. The PSU program introduced in 2024 is a three-year performance-based program.
Total revenue is the performance metric of the PSU and will be calculated on a constant-currency basis. Total revenue targets for all three years of the performance period are established at the outset of the three-year performance period. The outcome of the PSU program is an average of the total revenue targets (in constant currency) for all three years on the performance period. The PSUs will not vest until after the end of the three-year performance period, as soon as the US GAAP number for total revenue is finalized, which is typically at the end of February following the end of the performance period.
The first 2024 PSU performance period was from January 1, 2024, to December 31, 2026.
We are compliant with SEC guidance permitting the omission of competitive sensitive forward-looking targets where disclosure would cause competitive harm to us since it contains confidential financial information. Forward looking targets reflect management’s internal growth expectations, which may serve as a roadmap for our competitors in our highly competitive industry. Our internal revenue growth expectations factor in multiple considerations, including but not limited to, geographic expansion assumptions, our product pipeline timing, M&A discussions, large scale customer and supplier negotiations, and strategic partnership negotiations. Counterparties could use disclosed targets to extract concessions if they believe management is incented to achieve specific revenue thresholds within the defined performance periods. This would create a shift in focus to short-term revenue milestones versus the long-term value creation we are intending to achieve with the PSU program.
However, we can confirm we have set performance goals at challenging levels, which we believe are difficult to achieve and would require substantial and sustained performance to be achieved at target levels. Payout may range from 0-200% of the target number of PSUs, based on our achievement against total revenue goals. Results are communicated after the results are known and approved by our auditor and certified by our Compensation Committee.
For the 2024 PSU grant that covers the performance period from January 1, 2024 to December 31, 2026, the results are noted below:
●
For the first year of performance (2024) of the three-year performance period, the PSU earnout was 123%, based on total revenue results of $3,802,000,000 for 2024 in constant currency relative to the revenue target for 2024 of $3,635,000,000.

●
For the second year of performance (2025) of the three-year performance period, the PSU earnout was 200%, based on total revenue results of $5,303,000,000 for 2025 in constant currency relative to the revenue target for 2025 of $4,210,000,000.

For the 2025 PSU grant that covers the performance period from January 1, 2025 to December 31, 2027, the results are noted below:
●
For the first year of performance (2025) of the three-year performance period, the PSU earnout was 95.6%, based on total revenue results of $5,303,000,000 for 2025 in constant currency relative to the revenue target of $5,350,000,000 for 2025.

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Earned PSUs will vest after the end of the three-year performance period, as soon as the US GAAP total revenue number is finalized, which is typically at the end of February following the end of the performance period.
Vesting of option grants, RSUs and PSUs to employees ceases upon termination of employment. Exercise rights on vested options typically cease three months following termination of employment, except in the case of death or disability. Prior to the exercise of an option, the holder of a share option does not have any rights as a shareholder with respect to the shares subject to that option, including voting rights or the right to receive dividends or dividend equivalents. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from our compensation consultant. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to share performance and promotes retention. The Compensation Committee may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
Further, no shares, options, or other equity-based compensation granted to members of the Board of Directors, or the Executive Management Team were pledged or used as collateral in 2025. The Company does not permit pledging of compensation-related equity instruments unless it has been approved by the Insider Trading Compliance Officer or the Audit Committee.
In addition, our amended equity plan eliminates liberal share recycling, meaning shares withheld for taxes or tendered for exercise prices, will not return to the share reserve, which already aligns with our current and historical practice.
In connection with the annual review of each executive officer’s performance, in June 2025, the Board of Directors and/or the Compensation Committee approved annual equity incentive awards for our named executive officers serving at that time.
The annual equity incentive awards granted in June 2025 to our named executive officers serving at that time are set forth in the table below:
	Option Award			RSU/PSU Awards
Name	Option Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Exercise Price per Ordinary Shares (US$)	RSU/PSU Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Total Grant Date Fair Value (US$)
John V. Oyler	348,374	3,749,967	20.26	555,178	11,249,615	14,999,582
Aaron Rosenberg	119,873	1,290,337	20.26	191,035	3,870,957	5,161,294
Dr. Xiaobin Wu	232,245	2,499,932	20.26	370,123	7,499,831	9,999,762
Dr. Lai Wang	162,565	1,749,882	20.26	686,972	15,249,603	16,999,486
Chan Lee	88,244	949,876	20.26	140,634	2,849,678	3,799,554
The standard mix for our 2025 annual NEO equity awards was 50% PSUs, 25% options and 25% RSUs, and the 2025 annual awards to our named executive officers were granted using this mix.
In December 2025, Dr. Lai Wang was appointed to serve as President, Global Head of Research and Development of the Company, effective January 1, 2026. In this role, Dr. Wang will oversee the research and development functions as well as other functions, including business development and alliance management. In recognition of Dr. Wang’s promotion, the Company granted him a one-time equity incentive award of $10,000,000 in the form of RSUs, which will vest in four equal annual installments, subject to accelerated vesting upon certain specified termination events pursuant to the terms of his employment agreement. The one-time promotion award for Dr. Wang was
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granted on December 31, 2025 in recognition of Dr. Wang’s critical role in advancing the Company’s pipeline, driving long-term value creation, and ensuring continued scientific leadership.
The equity awards granted to our named executive officers during 2025, and the grant date fair value of those awards determined in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718, are shown in the 2025 Grants of Plan-Based Awards table below.
Benefits and Other Compensation
Other compensation to our executives consists primarily of broad-based benefits that we provide to all full-time employees (which may vary based on the location of employment), including health benefits (medical, dental and vision insurance), life and disability insurance, and retirement benefits.
In addition, our full-time employees in the PRC, including some of our NEOs, participate in a government mandated defined contribution plan, pursuant to which pension benefits, medical care, an employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that our PRC subsidiaries make contributions to the government for these benefits based on percentages of the employees’ salaries.
Our U.S. subsidiary maintains a 401(k) retirement plan for eligible employees (which may include full-time or part-time) in the United States, including some of our NEOs, with an opportunity to save for retirement on a pre-tax, Roth or after-tax basis. Pursuant to the 401(k) plan, participants will be able to elect to contribute to the statutorily prescribed annual limit (which was US$23,500 in 2025), with additional contribution amounts not to exceed US$7,500 available to participants beginning in the year they become 50 years of age. Our U.S. subsidiary matched employee contributions dollar for dollar up to 6% of eligible compensation, for 2025, which includes base salary and annual bonus.
Pursuant to the Fourth Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”) our employees, including some of our NEOs, have an opportunity to purchase our ordinary shares (including in the form of ADSs) at a discount on a U.S. tax-qualified basis through payroll deductions. The 2018 ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the 2018 ESPP is to encourage our employees, including our NEOs, to become our shareholders and better align their interests with those of our other shareholders. Our Chief Executive Officer is not eligible to participate in the 2018 ESPP because he owns more than 5% of our outstanding shares.
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes, as disclosed in this Proxy Statement. For example, we provide tax equalization and reimbursement for tax preparation services for some of our NEOs due to the complexity of the international tax regime. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Our NEOs may be entitled to certain termination and/or change in control protections pursuant to their employment agreements, which are described below under “Employment Agreements with Our Named Executive Officers.” Our goal in providing termination and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective position, while ensuring compliance with applicable Swiss law rules and regulations. We prefer to have certainty regarding the potential termination amounts payable to the NEOs, rather than negotiating termination amounts at the time that an NEOs employment terminates.
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2026 Compensation Actions
Base Salary
In February 2026, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for five (Mr. Oyler, Mr. Rosenberg, Dr. Wu, Dr. Wang and Mr. Lee) of our NEOs serving at that time effective as of March 1, 2026, based upon the Company’s and individual’s performance in 2025 and, in comparison to the base salary of similar executive officers in our 2026 peer group. Dr. Lai Wang received his salary increase on January 1, 2026, concurrent with his promotion to President, Global Head of Research and Development where his expanded scope also includes business development and alliance management under his purview. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our NEOs receiving an increase, with 2026 base salaries now at or below the 25th percentile of our current peer group for each of our NEOs, to align with our compensation philosophy.
	Base Salary
Name	2025 (US$)	2026 (US$)	Increase (%)
John V. Oyler	1,133,000	1,250,000	10.0%
Aaron Rosenberg	660,000	719,400	9.0%
Dr. Xiaobin Wu	862,412(1)	914,157(1)	6.0%
Dr. Lai Wang	750,000(1)	783,750(1)	4.5%
Chan Lee	654,000	693,240	6.0%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1390 in 2025.

(2)
2025 base salary amount for Dr. Wang reflects his base salary after taking into account the promotional increase he received effective January 1, 2026 (15%). The 2026 base salary amount for Dr. Wang reflects the merit increase that Dr. Wang received effective March 1, 2026 (4.5%).

2026 Bonus Target Increases
For the 2026 bonus year (payouts in 2027), we have made the following bonus target changes:
●
John V. Oyler was increased from 100% to 110% bonus target to align with the 25th percentile.

●
Aaron Rosenberg was increased from 60% to 70% bonus target to align with the 50th percentile.

●
Chan Lee was increased from 60% to 70% bonus target to align with the 25th percentile.

2026 Bonus Plan Design
For the 2026 performance year, we will be adjusting the bonus to 100% weight on the CPF for the NEOs to align with our historical practice.
Beginning with the 2026 performance year (March 2027 bonus payouts), the Compensation Committee approved a modification to the annual incentive plan design applicable to the company’s NEOs. Under this updated structure, annual incentive payouts for NEOs will be weighted 100% on the achievement of Company performance objectives (which are financial and strategic measures), with a maximum payout of 200%.
This change aligns with our historical practice of awarding the NEOs annual incentive payouts based on the corporate performance factor (“CPF”) which reinforces a shared accountability model across the executive leadership team. As senior executives with enterprise-wide responsibilities, NEOs have the greatest ability to influence the Company’s consolidated financial and strategic results. In addition, this change simplifies the annual incentive framework and aligns with shareholder interests. Please note that company performance above 150% can only be considered if all four goals that make up the 100% target baseline are achieved at or above target performance. If any of the four goals is below 100% target, the maximum CPF is capped at 150%. This structure will ensure that
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exceptional payouts (150%-200%) reflect balanced, enterprise-wide overperformance. The Compensation Committee retains the discretion to exceed 150% if there is significant performance in other goals but cannot exceed the maximum achievement of 200% per goal, and in the aggregate.
2026 Equity Design
The Compensation Committee undertook a comprehensive review of the Company’s long-term equity incentive program to ensure continued alignment with the Company’s strategic priorities, shareholder interests, and evolving market practices. As part of this review, the Committee approved a redesign of the equity program commencing in 2026 intended to reduce overall equity spend while maintaining a competitive and sustainable program. The redesigned program incorporates a reduction in the aggregate grant value of equity awards across the organization. The adjustment applies to employees, executives and the Board of Directors. The Compensation Committee believes that this revised equity framework appropriately drives long term value creation, retention, and alignment with the Company’s current business needs and shareholder expectations.
Compensation Policies and Practices
Delegation of Equity Granting to Our Chief Executive Officer and/or Chief Financial Officer
Currently, all of our employees, including our NEOs, are eligible to participate in the 2016 Plan. All new full-time employees are granted share options and/or RSUs when they start employment and certain continuing employees are eligible for share option and/or RSU awards on an annual basis based on performance and upon promotions to positions of greater responsibility. The Compensation Committee has delegated to our Chief Executive Officer and/or our Chief Financial Officer, the authority to make equity awards under our 2016 Plan to new hires and in connection with promotions and with our annual incentive program, in each case other than to employees with a title of senior vice president or above or who are subject to Section 16 of the Exchange Act. The value of shares underlying share options and the value of RSUs either of them may grant to any one individual must be within a range based on job title specifically set by the Compensation Committee for these awards, and the aggregate number of shares underlying share options and the number of RSUs either of them may grant within a period must be within specified limits set by the Compensation Committee for these awards. The exercise price of share options is equal to the higher of 1/13 of the closing price of our ADSs on the Nasdaq on the date of grant and 1/13 of the average closing price of our ADSs over the five business days prior to the date of grant. With respect to share option awards and RSUs to new hires other than the employees with a title of senior vice president or above, our Chief Executive Officer and/or Chief Financial Officer are authorized to approve the award in connection with such hire and provide that the award is generally to be granted on the last trading day of the calendar month following the employee’s start date. With respect to share option and RSU awards made in connection with promotions other than of employees with a title of senior vice president or above, Mr. John V. Oyler or Mr. Aaron Rosenberg is authorized to approve the awards in connection with such promotion. We are required to maintain a list of share options and RSUs granted pursuant to this delegated authority and periodically report to the Compensation Committee such awards.
Stock Ownership Policy
In February 2019, we adopted a stock ownership policy, further amended in September 2024 and May 2025, which is applicable to our directors and executive officers, to further align the interests of the leadership of our Company with those of our shareholders. This policy requires our Chief Executive Officer hold equity worth at least six times his annual base salary, our President hold equity worth at least three times his annual base salary, each of our other executive officers hold equity worth at least one times his or her annual base salary, and each of our non-employee directors hold equity worth at least five times the annual board cash retainer. Newly appointed or elected persons have five years to achieve compliance with the requirements of our policy. Only the following types of shares owned
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or held are considered in determining whether a person is in compliance with our stock ownership policy: (i) directly owned shares; (ii) “beneficially owned” shares determined in accordance with Rule 13d-3 under the Exchange Act; (iii) shares held by a partnership, limited partnership, limited liability company or corporation of which a director is a partner, officer or employee; (iv) shares underlying vested RSUs held or deferred; (v) shares underlying earned but unvested PSUs; and (vi) share underlying unvested RSUs. The following types of shares are not considered when determining compliance: (i) vested, but unexercised options, (ii) unvested options, (iii) unearned PSUs, and (iv) other unvested equity awards designated by the Company from time to time. Compliance with our stock ownership policy is determined on an annual basis on the last trading day of each fiscal year. As of December 31, 2025, all directors and executive officers were in compliance with our stock ownership policy.
Insider Trading Policy and Hedging Policy
The Board adopted our insider trading policy governing transactions in our securities by our directors, supervisors, officers, employees and consultants. The Board also adopted our special trading procedures for insiders which further regulates securities traded by our directors, supervisors, executive officers, employees or consultants as the Insider Trading Compliance Officer may designate from time to time. The Company believes the insider trading policy and special trading procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.
Our insider trading policy expressly prohibits short sales by our named executive officers, directors and specified other employees. Unless such transaction has been approved by the Insider Trading Compliance Officer or the Audit Committee, our insider trading policy expressly prohibits derivative transactions of our shares by our named executive officers, directors and specified other employees, including purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging transactions with respect to the Company’s securities. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from using the Company’s securities as collateral in a margin account. No named executive officers, directors and specified other employees may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the Insider Trading Compliance Officer or the Audit Committee.
It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Rule 10b5-1 Plans
Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Under these trading plans, an individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.
Clawback Policy
The Compensation Committee and Board of Directors adopted our amended compensation recovery policy on May 27, 2025, in compliance with the Nasdaq listing rules. A copy of the compensation recovery policy is filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2025. The policy allows the Company to recover erroneously awarded incentive-based compensation tied to a financial reporting measure from executive officers and certain other employees designed by the Board of Directors or the Compensation Committee as being subject to the policy in the event the Company is required to prepare a restatement of previously issued financials due to material noncompliance with any financial reporting requirement, regardless of fault or misconduct, under securities laws. Incentive-based compensation includes any compensation that is granted, earned, or vested based on attainment of financial reporting measures, including but not limited to stock options, restricted
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share units, and performance-based restricted share units. The policy further permits the Company to recover all equity-based compensation, even that not tied to a financial reporting measure, to the extent the restatement is on account of such person’s gross negligence, willful misconduct or fraud.
Policies and Practices Related to the Grant of Certain Equity Awards
We typically grant equity awards to our named executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance. Prior to our annual general meeting of shareholders each year, it is the Compensation Committee’s long-standing practice to review the Company’s results from the previous fiscal year and the Company’s financial plan and strategy for the upcoming fiscal year and, based on those reviews, approve the granting of equity awards for our named executive officers for the upcoming fiscal year. The grant date for those equity awards has historically been on or near the date of our annual general meeting of shareholders, which date is generally set well in advance. It is the Compensation Committee’s belief that maintaining a consistent grant practice, based on a date set in advance, is in the best interests of the Company. Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing and terms of equity awards, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
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COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025.
THE COMPENSATION COMMITTEE
Dr. Margaret Dugan (Chair)
Ranjeev Krishana
Qingqing Yi
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COMPENSATION TABLES
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid during the fiscal years ended December 31, 2025, 2024 and 2023, to each of our named executive officers.
Please note that in 2025, the total compensation of the Company’s President, Global Head of Research exceeded that of the Chief Executive Officer primarily due to a one-time promotional equity award with a grant date fair value of $10.0 million, granted on December 31, 2025, to recognize his expanded scope of responsibilities. This outcome does not represent a change in the Company’s overall executive compensation structure of pay hierarchy. On a go-forward basis, the Chief Executive Officer remains the highest paid executive in terms of target compensation.
Name and Principal Position	Year	Annual Salary (US$)	Share Awards (US$)(1) — RSUs & PSUs	Option Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	All Other Comp.(13) (US$)	Total
John V. Oyler, Co-Founder, Chairman and Chief Executive Officer
	2025	1,133,000	11,249,615	3,749,967	1,676,840(2)	133,829(10)	17,943,521
	2024	1,100,000	11,999,768	5,999,924	1,540,000(6)	196,747	20,836,439
	2023	871,000	5,499,851	10,999,987	1,132,300(7)	403,692	18,906,830
Aaron Rosenberg, Chief Financial Officer
	2025	660,000	3,870,957	1,290,337	586,080(2)	21,000(9)	6,428,374
	2024	620,000(13)	3,333,177	1,666,662	520,800(6)	9,539	6,150,178
Dr. Xiaobin Wu, President and Chief Operating Officer
	2025	862,412(3)	7,499,831	2,499,932	957,277(2)(3)	209,999(3)(11)	12,029,451
	2024	790,978(4)	6,199,944	3,099,954	830,527(4)(6)	216,690(4)	11,138,093
	2023	756,345(5)	3,099,836	6,199,947	737,437(5) (7)	206,604(5)	11,000,169
Dr. Lai Wang, President, Global Head of Research and Development
	2025	659,492(3)	15,249,603	1,749,882	585,629(2)(3)	74,704(3)(12)	18,319,310
	2024	611,031(4)	4,133,190	2,066,608	513,266(4)(6)	78,356(4)	7,402,451
	2023	585,558(5)	2,066,490	4,133,298	456,735(5)(7)	74,485(5)	7,316,566
Chan Lee, Senior Vice President, General Counsel and Corporate Secretary
	2025	654,000	2,849,678	949,876	580,752(2)	21,000(8)	5,055,306
	2024	621,000	2,399,763	1,199,985	434,700(6)	20,700	4,676,148
	2023	600,000	1,014,247	2,028,619	390,000(7)	16,500	4,049,366
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(1)
Amounts represent the aggregate fair value on the grant date of options, RSUs and where applicable PSUs granted to our named executive officers in 2025, 2024, and 2023, as applicable, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form-10K for the year ended December 31, 2025. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers. For PSU awards, these amounts reflect the grant date fair value of such awards based upon probable achievement. The maximum potential value of the PSU awards (assuming the highest level of performance achievement) for PSUs granted in 2025 was: Mr. Oyler — US$14,999,662; Dr. Wu — US$9,999,950; Dr. Wang — US$6,999,596; Mr. Rosenberg — US$5,161,451; and Mr. Lee — US$3,799,570.

(2)
Represents 2025 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2026.

(3)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1390 in 2025.

(4)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1391 in 2024.

(5)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1415 in 2023.

(6)
Represents 2024 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2025.

(7)
Represents 2023 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2024.

(8)
Amount reflects matching contributions under our 401(k) plan in the amount of US$21,000 for Chan Lee.

(9)
Amount reflects matching contributions under our 401(k) plan in the amount of US$21,000 for Aaron Rosenberg.

(10)
Consists of US$21,000 in 401(k) matching contributions, US$60,563 in employer-paid health insurance premiums), US$34,574 in tax preparation and advisory services, US$17,691 for China automobile benefits when Mr. Oyler served as a China expatriate in 2025 (Jan-May 2025). Automobile benefits include car rental, driver, and car use related costs. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of a CEO at this caliber.

(11)
Consists of US$11,322 in employer-paid health insurance premiums, US$5,004 housing allowance, US$22,004 for tax advisory services, and US$171,670 attributable to automobile benefits. Automobile benefits include car rental and a transportation allowance. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(12)
Consists of US$22,344, in employer-paid health insurance premiums, US$5,004 in housing allowance, and US$47,356 attributable to automobile benefits. Automobile benefits include car rental, driver and car use related costs. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(13)
The amounts reported in the “All Other Compensation” column of this Summary Compensation Table are prepared in accordance with SEC disclosure requirements and therefore may not correspond to the other amounts reported under the “Other Compensation” column in the Company’s Swiss Compensation report for the fiscal year ended December 31, 2025 which was prepared to comply with the Swiss Code of Obligations and Swiss disclosure rules.

BeOne 2026 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards during the fiscal year ended December 31, 2025, to each of our named executive officers.
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(3)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(4)	Exercise or Base Price of Shares and Option Awards (US$/Share)(5)	Grant Date Fair Value of Share and Option Awards (US$)(6)
		Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)
John V. Oyler
		1,133,000	1,841,125
	6/10/2025			185,062	370,123	740,246				7,499,831
	6/10/2025						185,055			3,749,784
	6/10/2025							348,374	20.26	3,749,967
Dr. Xiaobin Wu
		646,809(7)	1,051,065(7)
	6/10/2025			123,377	246,753	493,506				4,999,975
	6/10/2025						123,370			2,499,856
	6/10/2025							232,245	20.26	2,499,932
Aaron Rosenberg
		396,000	643,500
	6/10/2025			63,681	127,361	254,722				2,580,726
	6/10/2025						63,674			1,290,231
	6/10/2025							119,873	20.26	1,290,337
Dr. Lai Wang
		395,695(7)	643,004(7)
	6/10/2025			86,359	172,718	345,436				3,499,798
	6/10/2025						86,359			1,749,899
	6/10/2025							162,565	20.26	1,749,882
	12/31/2025						427,895			9,999,906
Chan Lee
		327,000	531,375
	6/10/2025			46,878	93,756	187,512				1,899,785
	6/10/2025						46,878			949,893
	6/10/2025							88,244	20.26	949,876
BeOne 2026 Proxy Statement

Executive Compensation
(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based upon achievement of pre-determined performance criteria during fiscal year 2025. The 2025 cash incentive bonus determinations are described in more detail above under the heading “2025 Annual Non-Equity Incentive Program.” The Company’s bonus program does not have any threshold level.

(2)
The performance share grant (PSUs) will vest after the end of the performance period (January 1, 2025 – December 31, 2027) following determination by the Compensation Committee as soon as practicable after the US GAAP revenue number is finalized. Awards are earned for performance versus three equally weighted one-year total revenue goals. Earnout of each year’s tranche is determined after that period’s financial performance is known, with all earned awards vesting and distributed after the end of the 3-year period (following determination of earnout by the Compensation Committee).

(3)
Time-based RSUs are subject to the time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2025 table below.

(4)
Share options are subject to a time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2025 table below.

(5)
The exercise price of these share options is equal to the higher of (a) 1/13 of the closing price of our ADSs on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs over the five business days prior to the grant date.

(6)
Amounts represent the aggregate fair value on the grant date of option awards and RSUs granted to our named executive officers in 2025 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(7)
Bonus calculations utilize RMB salaries that are translated into U.S. dollars based on the annual average exchange rate for RMB of 1.00 = US 0.1390 in 2025.

BeOne 2026 Proxy Statement

Executive Compensation
Outstanding Equity Awards at December 31, 2025
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding options and RSUs held as of December 31, 2025.
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
John V. Oyler
	7/13/2016	2,047,500	—	2.84	11/15/2026
	6/30/2017	934,999	—	7.70	9/26/2027
	4/30/2018	996,801	—	13.04	4/29/2028
	6/26/2018	1,310,088	—	12.34	6/25/2028
	6/5/2019	2,193,282	—	9.23	6/4/2029
	6/17/2020	1,821,976	—	13.42	6/16/2030
	6/16/2021	906,906	—	26.53	6/15/2031
	6/22/2022	1,651,663	236,015	11.98	6/21/2032
	6/22/2022					83,512	1,951,675
	6/15/2023	843,609	506,298	16.41	6/14/2033
	6/15/2023					177,827	4,155,817
	6/5/2024	346,424	577,551	12.23	6/4/2034
	6/5/2024					528,060(7)	12,340,762	163,488	3,820,715
	6/5/2024					367,848	8,596,608
	6/10/2025	—	348,374	20.26	6/9/2035
	6/10/2025					117,936(8)	2,756,164	246,753	5,766,618
	6/10/2025					185,055	4,324,735
Dr. Xiaobin Wu
	6/16/2021	483,678	—	26.53	6/15/2031
	6/22/2022	176,094	132,977	11.98	6/21/2032
	6/22/2022					46,969	1,097,666
	6/15/2023	475,449	285,402	16.41	6/14/2033
	6/15/2023					100,243	2,342,679
	6/5/2024	59,760	298,376	12.23	6/4/2034
BeOne 2026 Proxy Statement

Executive Compensation
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
	6/5/2024					272,805(7)	6,375,453	84,487	1,974,461
	6/5/2024					190,060	4,441,702
	6/10/2025	—	232,245	20.26	6/9/2035
	6/10/2025					78,624(8)	1,837,443	164,502	3,844,412
	6/10/2025					123,370	2,883,157
Aaron Rosenberg
	8/9/2024	78,247	142,740	14.06	8/8/2034
	8/9/2024					127,595(7)	2,981,895	39,533	923,886
	8/9/2024					88,920	2,078,060
	6/10/2025	—	119,873	20.26	6/9/2035
	6/10/2025					40,573(8)	948,191	84,916	1,984,487
	6/10/2025					63,674	1,488,061
Dr. Lai Wang
	6/26/2018	364,208	—	12.34	6/25/2028
	6/5/2019	558,285	—	9.23	6/4/2029
	6/17/2020	525,564	—	13.42	6/16/2030
	6/16/2021	332,527	—	26.53	6/15/2031
	6/22/2022	619,229	88,647	11.98	6/21/2032
	6/22/2022					31,304	732,486
	6/15/2023	316,810	190,424	16.41	6/14/2033
	6/15/2023					66,833	1,561,887
	6/5/2024	119,340	198,913	12.23	6/4/2034
	6/5/2024					181,857(7)	4,249,998	56,329	1,316,409
	6/5/2024					126,711	2,961,236
	6/10/2025	—	162,565	20.26	6/9/2035
	6/10/2025					55,029(8)	1,286,028	115,154	2,691,149
	6/10/2025					86,359	2,018,210
	12/31/2025					427,895	9,999,906
BeOne 2026 Proxy Statement

Executive Compensation
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
Chan Lee
	7/29/2022					29,003	677,800
	8/5/2022	5,226	27,846	14.96	8/4/2032
	6/15/2023	6,890	93,587	16.41	6/14/2033
	6/15/2023					32,799	766,513
	6/5/2024	5,148	115,518	12.23	6/4/2034
	6/5/2024					105,599(7)	2,467,849	32,695	764,082
	6/5/2024					73,567	1,719,261
	6/10/2025	—	88,244	20.26	6/9/2035
	6/10/2025					29,874(8)	698,155	62,504	1,460,718
	6/10/2025					46,878	1,095,539

(1)
Unless otherwise set forth below, 25% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s options are not subject to accelerated vesting.

(2)
Unless otherwise set forth below, 25% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s RSUs are not subject to accelerated vesting.

(3)
Represents the market value of outstanding RSUs and earned, but unvested, PSUs as of December 31, 2025, based on a price of US $23.37 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 31, 2025, the last business day of 2025, of US $303.81 divided by 13 (i.e., on an as-converted to ordinary share basis).

(4)
The performance share grant (2025 PSUs) will vest after the end of the performance period (January 1, 2026 – December 31, 2027) following determination by the Compensation Committee as soon as the US GAAP revenue number is finalized. Awards are earned for performance versus three equally weighted one-year revenue goals. Earnout of each year’s tranche is determined after that period’s financial performance is known, with all earned awards vesting and distributed after the end of the 3-year period (following determination of earnout by the Compensation Committee).

(5)
Represents the market value of unearned and unvested PSUs as of December 31, 2025, based on a price of US $23.37 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 31, 2025, the last business day of 2025, of US $303.81 divided by 13 (i.e., on an as converted to ordinary share basis).

(6)
20% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 48 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

(7)
Represents the portion of the 2025 PSUs that were earned as of December 31, 2025, based upon performance during 2025 and shall remain eligible to vest at the end of the 3-year performance period.

(8)
Represents the portion of the 2025 PSUs that were earned as of December 31, 2025, based upon performance during 2025 and shall remain eligible to vest at the end of the 3-year performance period.

BeOne 2026 Proxy Statement

Executive Compensation
Options Exercised and Shares Vested
The following table sets forth, for each of our named executive officers, information with respect to the exercise of share options and the vesting of restricted share awards or RSUs during the year ended December 31, 2025.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#Ordinary Shares)	Value Realized on Exercise (US$)(1)	Number of Shares Acquired on Vesting (#Ordinary Shares)	Value Realized on Vesting (US$)(2)
John V. Oyler	10,100,493	182,489,199	331,604	6,599,096
Dr. Xiaobin Wu	3,192,241	30,041,946	179,920	3,580,845
Aaron Rosenberg	—	—	29,627	686,275
Dr. Lai Wang	—	—	120,341	2,395,266
Chan Lee	368,459	3,726,673	69,914	1,506,811

(1)
Value realized on exercise of share option awards does not represent proceeds from any sale of any ordinary shares acquired upon exercise but, is determined by multiplying the number of shares acquired upon exercise by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq at each time of exercise.

(2)
The value realized on vesting is based on 1/13 of the closing market price per share of our ADSs on the Nasdaq on the vesting date, multiplied by the number of restricted shares or RSUs that vested.

Employment Agreements with Our Named Executive Officers
Effective May 27, 2025, we completed a change of jurisdiction of incorporation from the Cayman Islands to Switzerland and the change of our English name from “Beigene, Ltd.” to “BeOne Medicines Ltd.” In connection with our redomiciliation, on May 27, 2025, the relevant BeOne subsidiaries entered into new executive employment agreements with each of our named executive officers, as described below.
John V. Oyler
BeOne USA entered into an executive employment agreement with John V. Oyler (the “Oyler Employment Agreement”), effective as of May 27, 2025. This employment agreement superseded Mr. Oyler’s prior employment agreement with BeiGene, Ltd., dated April 25, 2017.
Pursuant to the Oyler Employment Agreement, Mr. Oyler continues to serve as Chief Executive Officer of Group. Mr. Oyler received an annual base salary of $1,133,000, subject to increase at the discretion of the Board of Directors and was eligible for an annual target bonus equal to 100% of his base salary, subject to individual and corporate performance, pursuant to the applicable bonus plan of the Group.
Upon a “Qualifying Termination” (defined as a termination by BeOne USA without “Cause” or a resignation by Mr. Oyler for “Good Reason”), Mr. Oyler is entitled to a 12-month notice period (the “Qualifying Termination Notice Period”). Mr. Oyler is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual
BeOne 2026 Proxy Statement

Executive Compensation
performance). Subject to Mr. Oyler’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Oyler Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Oyler remained employed for 24 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 24-month period). In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Oyler may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). All equity awards also fully vest upon a Change in Control (as defined in the Oyler Employment Agreement), regardless of any termination of employment.
Mr. Oyler is also entitled to certain additional benefits, including tax preparation assistance for U.S. and non-U.S. tax filings, tax equalization payments for non-U.S. income taxes, reasonable financial planning assistance, and reimbursement of Hart-Scott-Rodino filing fees (including a tax gross-up).
Mr. Oyler’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.
Aaron Rosenberg
BeOne USA entered into an executive employment agreement with Aaron Rosenberg (the “Rosenberg Employment Agreement”), effective as of May 27, 2025. This agreement superseded Mr. Rosenberg’s prior offer letter with BeiGene USA, Inc., dated June 17, 2024.
Pursuant to the Rosenberg Employment Agreement, Mr. Rosenberg continues to serve as Chief Financial Officer of the Group and reports to the Chief Executive Officer. Mr. Rosenberg received an annual base salary of $660,000, subject to increase at the discretion of the Board, and was eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.
In the event of a “Qualifying Termination” (defined as a termination by BeOne USA without “Cause” or a resignation by Mr. Rosenberg for “Good Reason”), Mr. Rosenberg is entitled to the 12-month Qualifying Termination Notice Period. Mr. Rosenberg is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Mr. Rosenberg’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Rosenberg Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Rosenberg remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Rosenberg may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Rosenberg Employment Agreement), all unvested time-based equity awards shall accelerate in full with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).
Mr. Rosenberg’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.
BeOne 2026 Proxy Statement

Executive Compensation
Dr. Xiaobin Wu
BeOne Medicines (Beijing) Co., Ltd. (“BeOne Beijing”), a subsidiary of the Company, entered into an executive employment agreement with Dr. Xiaobin Wu (the “Wu Employment Agreement”), effective as of May 27, 2025. This agreement superseded Dr. Wu’s prior employment agreement with the same entity dated April 28, 2018 and that certain amended and restated employment apportionment agreement, dated June 16, 2023.
Pursuant to the Wu Employment Agreement, Dr. Wu continues to serve as President and Chief Operating Officer of the Group and reports to the Chief Executive Officer. Dr. Wu received an annual base salary of RMB 6,004,838, subject to increase at the discretion of the Board, and was eligible for an annual target bonus equal to 75% of his base salary, subject to individual and corporate performance.
In the event of a “Qualifying Termination” (defined as a termination by BeOne Beijing without “Cause” or a resignation by Dr. Wu for “Good Reason”), Dr. Wu is entitled to the 12-month Qualifying Termination Notice Period. Dr. Wu is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Dr. Wu’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Wu Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Dr. Wu remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to the performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Dr. Wu may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Wu Employment Agreement), all unvested time-based equity awards shall accelerate in full with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).
Dr. Wu’s employment term is a three-year period and terminable with 12-month notice as described above. Dr. Wu is further subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.
Dr. Lai Wang
BeOne Shanghai entered into an executive employment agreement with Dr. Lai Wang (the “Wang Employment Agreement”), effective as of May 27, 2025. This agreement superseded Dr. Wang’s prior employment agreement with the same entity dated December 30, 2021.
Pursuant to the Wang Employment Agreement, Dr. Wang continued to serve as Global Head of Research and Development of the Group. Dr. Lai Wang was promoted to President, Global Head of Research & Development and reports to the Chief Executive Officer, and this employment agreement remains in effect. Dr. Wang received an annual base salary of RMB 4,590,417, subject to increase at the discretion of the Board, and was eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.
In the event of a “Qualifying Termination” (defined as a termination by BeOne Shanghai without “Cause” or a resignation by Dr. Wang for “Good Reason”), Dr. Wang is entitled to the 12-month Qualifying Termination Notice Period. Dr. Wang is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health,
BeOne 2026 Proxy Statement

Executive Compensation
dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Dr. Wang’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Wang Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Dr. Wang remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Dr. Wang may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Wang Employment Agreement), all unvested time-based equity awards will accelerate in full, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).
Dr. Wang’s employment term is a three-year period and terminable with 12-month notice as described above Dr. Wang is further subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.
Chan Lee
BeOne USA entered into an executive employment agreement with Chan Lee (the “Lee Employment Agreement”), effective as of May 27, 2025. This agreement superseded Mr. Lee’s prior offer letter with BeiGene USA, Inc., dated June 14, 2022.
Pursuant to the Lee Employment Agreement, Mr. Lee continues to serve as Senior Vice President, General Counsel & Corporate Secretary of the Group and reports to the Chief Executive Officer. Mr. Lee received an annual base salary of $654,000, subject to increase at the discretion of the Board, and was eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.
In the event of a “Qualifying Termination” (defined as a termination by BeOne USA without “Cause” or a resignation by Mr. Lee for “Good Reason”), Mr. Lee is entitled to the 12-month Qualifying Termination Notice Period. Mr. Lee is entitled to receive: (i) continued payment of base salary and pro rata portions of the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance).
Subject to Mr. Lee’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Lee Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Lee remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period, as applicable.
In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Lee may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier).
If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Lee Employment Agreement), all unvested time-based equity awards will accelerate in full, with performance-based
BeOne 2026 Proxy Statement

Executive Compensation
equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed), as applicable.
Mr. Lee’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers who were employed on December 31, 2025, in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated in each of the tables below based on the assumption that the change in control and executive’s employment termination occurred on December 31, 2025, the last business day of the fiscal year ended December 31, 2025. The closing price of the Company’s ADSs on the Nasdaq as of December 31, 2025, the last trading day of 2025, was US $303.81. A price of US $23.37 per ordinary share, which was the ADS closing price divided by 13 (i.e., on an as converted to ordinary share basis), was used as the value of the Company’s ordinary shares in the change in control or the employment termination calculations. The value of the option vesting acceleration was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 31, 2025, by the difference between the closing price of the Company’s ordinary shares as of December 31, 2025, and the exercise price for such unvested option shares. The value of restricted share or RSU vesting acceleration was calculated by multiplying the number of unvested RSUs subject to vesting acceleration as of December 31, 2025, by the closing price of the Company’s ordinary shares as of December 31,2025.
John V. Oyler
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. John V. Oyler, our Co-Founder, Chairman and Chief Executive Officer, as if his employment terminated as of December 31, 2025, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Change in Control (US$)(14)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	1,133,000(1)	1,133,000(1)	1,133,000(1)	—
Target cash incentive bonus	1,676,840(2)	1,676,840(2)	1,676,840(2)	—
Prorated cash incentive bonus	1,676,840(3)	1,676,840(3)	1,676,840(3)	1,676,840(3)
Benefits	35,116(4)	35,116(4)	35,116(4)	0
Share options unvested and accelerated	11,963,460(5)	13,647,191(8)	13,647,191(8)	13,647,191(11)
RSU awards unvested and accelerated	13,971,444(6)	18,989,376(9)	18,989,376(9)	18,989,376(12)
PSU awards unvested and accelerated	12,315,172(7)	20,947,009(10)	20,947,009(10)	20,947,009(13)
Total	42,771,872	58,105,372	58,105,372	55,260,416
BeOne 2026 Proxy Statement

Executive Compensation
(1)
Amount represents 12 months of 2025 base salary continuation.

(2)
Amount represents 12 months full bonus target per employment agreement.

(3)
Amount represents prorated bonus target which was earned for service during the performance year (12 months).

(4)
Amount attributable to 12 months of benefits continuation.

(5)
Value attributable to 24 months of unvested options that would accelerate. Value determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(6)
Value attributable to 24 months of unvested RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(7)
Value attributable to 24 months of unvested PSUs that would accelerate (assuming unearned are earned at target achievement) only, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. 2025 PSUs are excluded because they would not have been earned or vested as of December 31, 2025.

(8)
Value attributable to the acceleration of 100% of the unvested options upon a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(9)
Value attributable to the acceleration of 100% of the unvested RSUs upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(10)
Value attributable to the acceleration of 100% of the unvested PSUs (assuming target achievement) upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. Note that the 2024 performance year would accelerate based on actual performance and 2025 and later performance periods would accelerate based on target.

(11)
Value attributable to the acceleration of 100% of the unvested options upon death or termination due to disability.

(12)
Value attributable to the acceleration of 100% of the unvested RSUs upon death or termination due to disability.

(13)
Value attributable to the acceleration off 100% of the unvested PSUs (assuming target achievement) granted in 2025 upon death or termination due to disability.

(14)
Please note that the Company has maintained change in control (“CIC”) protection for the CEO, who is also a co-founder of the Company to honor the original terms of his employment agreement negotiated at the time of the Company’s formation and early capitalization. These terms were established in recognition of the substantial personal, financial and reputational risk undertaken by the CEO at the time the company was established and are critical to securing his long-term leadership and commitment.

Aaron Rosenberg
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Aaron Rosenberg, our Chief Financial Officer, as if his employment terminated as of December 31, 2025, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	660,000(1)	660,000(1)
Target cash incentive bonus	396,000(2)	396,000(2)
Prorated cash incentive bonus	396,000(3)	396,000(3)	396,000(3)
Benefits	45,859(4)	45,859(4)
BeOne 2026 Proxy Statement

Executive Compensation
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Share options unvested and accelerated	950,570(5)	1,688,839(8)	1,688,839(11)
RSU awards unvested and accelerated	1,433,132(6)	3,558,727(9)	3,558,727(12)
PSU awards unvested and accelerated	2,976,318(7)	5,946,573(10)	5,946,573(13)
Total	6,857,879	12,691,998	11,590,139

(1)
Amount represents 12 months of 2025 base salary continuation.

(2)
Amount represents 12 months full bonus target per employment agreement.

(3)
Amount represents prorated bonus target which was earned for service during the performance year (12 months).

(4)
Amount attributable to 12 months of benefits continuation.

(5)
Value attributable to 18 months of unvested options that would accelerate. Value determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(6)
Value attributable to 18 months of unvested RSUs that would accelerate, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(7)
Value attributable to 18 months of unvested PSUs that would accelerate (assuming unearned are earned at target achievement), determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. 2025 PSUs are excluded because they would not have been earned or vested as of December 31, 2025.

(8)
Value attributable to the acceleration of 100% of the unvested options upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(9)
Value attributable to the acceleration of 100% of the unvested RSUs upon termination without cause or resignation for good reason within 24 months following upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(10)
Value attributable to the acceleration of 100% of the unvested PSUs (assuming target achievement) upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. Note that the 2024 performance year would accelerate based on actual performance and 2025 and later performance periods would accelerate based on target.

(11)
Value attributable to the acceleration of 100% of the unvested options upon death or termination due to disability.

(12)
Value attributable to the acceleration of 100% of the unvested RSUs upon death or termination due to disability.

(13)
Value attributable to the acceleration off 100% of the unvested PSUs (assuming target achievement) granted in 2025 upon death or termination due to disability.

Dr. Xiaobin Wu
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Xiaobin Wu, our President and Chief Operating Officer, as if his employment terminated as of December 31, 2025, the last business day of the fiscal year.
BeOne 2026 Proxy Statement

Executive Compensation
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	862,412(1)	862,412(1)
Target cash incentive bonus	646,809(2)	646,809(2)
Prorated cash incentive bonus	646,809(3)	646,809(3)	646,809(3)
Benefits	12,409(4)	12,409(4)
Share options unvested and accelerated	5,821,566(5)	7,500,407(8)	7,500,407(11)
RSU awards unvested and accelerated	7,826,289(6)	10,742,880(9)	10,742,880(12)
PSU awards unvested and accelerated	6,362,839(7)	12,117,49(10)	12,117,498(13)
Total(14)	22,179,133	32,529,224	31,007,594

(1)
Amount represents 12 months of 2025 base salary continuation.

(2)
Amount represents 12 months full bonus target per employment agreement.

(3)
Amount represents prorated bonus target which was earned for service during the performance year (12 months).

(4)
Amount attributable to 12 months of benefits continuation.

(5)
Value attributable to 18 months of unvested options that would accelerate. Value determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(6)
Value attributable to 18 months of unvested RSUs that would accelerate, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(7)
Value attributable to 18 months of unvested PSUs that would accelerate (assuming unearned are earned at target achievement), determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. 2025 PSUs are excluded because they would not have been earned or vested as of December 31, 2025.

(8)
Value attributable to the acceleration of 100% of the unvested options upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(9)
Value attributable to the acceleration of 100% of the unvested RSUs upon termination without cause or resignation for good reason within 24 months following upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(10)
Value attributable to the acceleration of 100% of the unvested PSUs (assuming target achievement) upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. Note that the 2024 performance year would accelerate based on actual performance and 2025 and later performance periods would accelerate based on target.

(11)
Value attributable to the acceleration of 100% of the unvested options upon death or termination due to disability.

(12)
Value attributable to the acceleration of 100% of the unvested RSUs upon death or termination due to disability.

(13)
Value attributable to the acceleration off 100% of the unvested PSUs (assuming target achievement) granted in 2025 upon death or termination due to disability.

(14)
RMB salary, cash incentive bonuses and benefits are translated into U.S. dollars based on the average annual exchange rate for RMB of 1.00 = US 0.1390 in 2025.

BeOne 2026 Proxy Statement

Executive Compensation
Dr. Lai Wang
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Lai Wang, President, Global Head of Research and Development, as if his employment terminated as of December 31, 2025.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	659,492(1)	659,492(1)
Target cash incentive bonus	395,695(2)	395,695(2)
Prorated cash incentive bonus	395,695(3)	395,695(3)	395,695(3)
Benefits	23,588(4)	23,588(4)
Share options unvested and accelerated	3,893,710(5)	5,024,910(8)	5,024,910(11)
RSU awards unvested and accelerated	7,760,195(6)	17,237,905(9)	17,237,90(12)
PSU awards unvested and accelerated	4,241,791(7)	8,269,841(10)	8,269,841(13)
Total(14)	17,370,166	32,007,126	30,928,351

(1)
Amount represents 12 months of 2025 base salary continuation.

(2)
Amount represents 12 months full bonus target per employment agreement.

(3)
Amount represents prorated bonus target which was earned for service during the performance year (12 months).

(4)
Amount attributable to 12 months of benefits continuation.

(5)
Value attributable to 18 months of unvested options that would accelerate. Value determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(6)
Value attributable to 18 months of unvested RSUs that would accelerate, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(7)
Value attributable to 18 months of unvested PSUs that would accelerate (assuming unearned are earned at target achievement), determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. 2025 PSUs are excluded because they would not have been earned or vested as of December 31, 2025.

(8)
Value attributable to the acceleration of 100% of the unvested options upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(9)
Value attributable to the acceleration of 100% of the unvested RSUs upon termination without cause or resignation for good reason within 24 months following upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(10)
Value attributable to the acceleration of 100% of the unvested PSUs (assuming target achievement) upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. Note that the 2024 performance year would accelerate based on actual performance and 2025 and later performance periods would accelerate based on target.

(11)
Value attributable to the acceleration of 100% of the unvested options upon death or termination due to disability.

BeOne 2026 Proxy Statement

Executive Compensation
(12)
Value attributable to the acceleration of 100% of the unvested RSUs upon death or termination due to disability.

(13)
Value attributable to the acceleration off 100% of the unvested PSUs (assuming target achievement) granted in 2025 upon death or termination due to disability.

(14)
RMB salary, cash incentive bonuses and benefits are translated into U.S. dollars based on the average annual exchange rate for RMB of 1.00 = US 0.1390 in 2025.

Chan Lee
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Chan Lee, our Senior Vice President, General Counsel and Corporate Secretary, as if his employment terminated as of December 31, 2025, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	654,000(1)	654,000(1)
Target cash incentive bonus	392,000(2)	392,000(2)
Prorated cash incentive bonus	392,000(3)	392,000(3)	392,000(3)
Benefits	46,905(4)	46,905(4)
Share options unvested and accelerated	735,051(5)	2,430,567(8)	2,430,567(11)
RSU awards unvested and accelerated	3,131,243(6)	4,250,280(9)	4,250,280(12)
PSU awards unvested and accelerated	2,462,731(7)	4,649,265(10)	4,649,265(13)
Total	7,813,930	12,815,017	11,722,112

(1)
Amount represents 12 months of 2025 base salary continuation.

(2)
Amount represents 12 months full bonus target per employment agreement.

(3)
Amount represents prorated bonus target which was earned for service during the performance year (12 months).

(4)
Amount attributable to 12 months of benefits continuation.

(5)
Value attributable to 18 months of unvested options that would accelerate. Value determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(6)
Value attributable to 18 months of unvested RSUs that would accelerate, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(7)
Value attributable to 18 months of unvested PSUs that would accelerate (assuming unearned are earned at target achievement), determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. 2025 PSUs are excluded because they would not have been earned or vested as of December 31, 2025.

(8)
Value attributable to the acceleration of 100% of the unvested options upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

(9)
Value attributable to the acceleration of 100% of the unvested RSUs upon termination without cause or resignation for good reason within 24 months following upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025.

BeOne 2026 Proxy Statement

Executive Compensation
(10)
Value attributable to the acceleration of 100% of the unvested PSUs (assuming target achievement) upon termination without cause or resignation for good reason within 24 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2025. Note that the 2024 performance year would accelerate based on actual performance and 2025 and later performance periods would accelerate based on target.

(11)
Value attributable to the acceleration of 100% of the unvested options upon death or termination due to disability.

(12)
Value attributable to the acceleration of 100% of the unvested RSUs upon death or termination due to disability.

(13)
Value attributable to the acceleration off 100% of the unvested PSUs (assuming target achievement) granted in 2025 upon death or termination due to disability.

CEO Pay Ratio
Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
Measurement Date
We identified the median employee using our employee population on November 1, 2025 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). As of November 1, 2025, our employee population, excluding our Chief Executive Officer, consisted of 11,683 employees.
Consistently Applied Compensation Measure
Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee in our analysis: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in 2025. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of November 1, 2025, and annualized the compensation values of individuals that joined our Company during 2025. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.
Our median employee compensation in 2025 as calculated using Summary Compensation Table requirements was US$82,226. Our Chief Executive Officer’s compensation in 2025 as reported in the Summary Compensation Table was US$17,943,521. Therefore, our CEO Pay Ratio for 2025 is approximately 218:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
BeOne 2026 Proxy Statement

Executive Compensation
Pay Versus Performance Comparison
As discussed in the Compensation Discussion and Analysis above, our Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our named executive officers’ realized compensation to the achievement of BeOne’s financial, operational, and strategic objectives, and to align our executive pay with changes in the value of our shareholders’ investments. Pursuant to SEC rules, the Pay Versus Performance table set forth directly below is required to include “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the non-CEO NEOs. “Compensation Actually Paid” is an SEC defined term that represents a calculation of compensation that differs significantly from both the compensation paid to the executive during the year, as well as the Summary Compensation Table calculation of compensation, as described in footnote 2 of the below table. For example, the “Compensation Actually Paid” calculation for a given year includes the change in fair value of multiple years of equity grants that are outstanding and unvested during the year, or which vested during the year, whereas the Summary Compensation Table calculation includes only the fair value of equity awards granted during the year. This difference result in a “Compensation Actually Paid” calculation that is significantly impacted by changes in stock price and may be higher or lower than the corresponding Summary Compensation Table calculation. The following table sets forth such compensation information for our named executive officers calculated in accordance with SEC regulations, for fiscal years 2025, 2024, 2023, 2022, and 2021.
Year	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)(3)	Value of Initial Fixed US$100 Investment Based On:		Net Income (Loss) ($)	Global Revenue ($)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2025	17,943,251	60,667,441	10,458,110	23,534,664	118	125	286,933,000	5,343,033,000
2024	20,836,439	14,972,388	7,938,281	6,673,955	71	93	(644,786,000)	3,810,241,000
2023	18,925,730	11,431,433	7,108,129	6,652,989	70	94	(881,708,000)	2,458,779,000
2022	18,047,667	11,216,389	6,355,270	3,367,166	85	90	(2,003,815,000)	1,415,921,000
2021	16,748,546	22,876,853	5,143,513	5,761,306	105	100	(1,457,816,000)	1,176,283,000

(1)
The dollar amounts reported are the amounts of total compensation reported for our Chief Executive Officer, John V. Oyler, in the Summary Compensation Table for fiscal years 2025, 2024, 2023, 2022, and 2021. John V. Oyler served as Chief Executive Officer for each of the years presented.

(2)
The dollar amounts reported represent the amount of “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts do not only reflect the actual amounts of compensation paid to our Chief Executive Officer or other named executive officers during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.

(3)
For 2025, reflects compensation information for our named executive officers, other than our Chief Executive Officer, as described in the Compensation Discussion and Analysis portion of this proxy statement. For 2024, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang, Aaron Rosenberg and Chan Lee. For 2023, reflects data for Xiaobin Wu, Lai Wang, Julia Wang and Chan Lee. For 2022, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang, and Jane Huang. For 2021, reflects compensation information for Xiaobin Wu, Lai Wang, Julia Wang, Jane Huang and Howard Liang.

(4)
Reflects cumulative total shareholder return of the Nasdaq Biotechnology Index, as of December 31, 2025, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The Nasdaq Biotechnology Index is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(5)
The Company has identified Global Revenue as the company-selected financial measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link “Compensation Actually Paid” to the executive officers in 2025 to the Company’s performance.

BeOne 2026 Proxy Statement

Executive Compensation
To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:
	2025($)	2024($)	2023($)	2022($)	2021($)
Summary Compensation Table Values	17,943,251	20,836,439	18,925,730	18,047,667	16,748,546
Adjustments
Deduction for grant date fair value amounts reported under “Share Awards” column in the Summary Compensation Table	(11,249,615)	(11,999,768)	(5,499,851)	(3,999,886)	(3,749,738)
Deduction for grant date fair value amounts reported under “Option Awards” column in the Summary Compensation Table	(3,749,967)	(5,999,924)	(10,999,987)	(11,999,969)	(11,249,988)
Year-over-Year change in the fair value of the Share Awards and Option Awards	57,723,772	12,135,641	9,005,541	9,168,577	21,128,033
As of year-end for share awards granted during the year	12,974,510	13,937,478	4,934,109	5,650,918	3,047,963
Year-over-year increase (decrease) of unvested share awards granted in prior years	10,602,161	(2,741,728)	(3,016,530)	(5,169,361)	(6,167,656)
Increase (decrease) from prior fiscal year-end for share awards that vested during the year	6,599,096	2,571,754	1,757,090	2,790,149	8,513,109
Decrease in fair value of share awards forfeited during the year	—	—	—	—	—
As of year-end for option awards granted during the year	4,312,399	7,170,732	8,881,173	19,018,564	8,085,256
Year-over-year increase (decrease) of unvested option awards granted in prior years	8,741,796	(9,374,770)	(15,862,437)	(22,568,170)	(22,321,474)
Increase (decrease) from prior fiscal year-end for option awards that vested during the year	14,493,808	572,175	12,312,136	9,446,478	29,970,835
Decrease in fair value of option awards forfeited during the year	—	—	—	—	—
“Compensation Actually Paid” as defined by SEC rules	60,667,441	14,972,388	11,431,433	11,216,389	22,876,853
BeOne 2026 Proxy Statement

Executive Compensation
To calculate the amounts in the “Average Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-CEO named executive officers for each applicable year as reported in the Summary Compensation Table:
	2025($)	2024($)	2023($)	2022($)	2021($)
Average Summary Compensation Table Values	10,458,110	7,938,281	7,108,129	6,355,270	5,143,513
Adjustments
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Share Awards” column in the Summary Compensation Table	(7,367,517)	(3,879,868)	(1,961,799)	(1,530,694)	(1,301,952)
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Option Awards” column in the Summary Compensation Table	(1,622,507)	(1,939,970)	(3,923,789)	(3,878,829)	(2,962,605)
Year-over-Year change in the average fair value of the Share Awards and Option Awards	22,066,578	4,555,512	5,430,448	2,421,419	4,882,350
As of year-end for share awards granted during the year	8,113,854	3,631,546	1,759,998	2,027,077	773,830
Year-over-year increase (decrease) of unvested share awards granted in prior years	3,376,902	(629,516)	(1,396,018)	(3,171,371)	(1,711,290)
Increase (decrease) from prior fiscal year-end for share awards that vested during the year	2,042,299	1,219,522	2,656,725	1,518,326	3,166,184
Decrease in fair value of share awards forfeited during the year	—	(1,039,985)	—	(307,302)	(369,601)
As of year-end for option awards granted during the year	1,865,855	1,849,707	3,167,990	5,943,252	2,052,737
Year-over-year increase (decrease) of unvested option awards granted in prior years	2,588,111	(2,366,351)	(3,948,214)	(4,561,808)	(4,842,349)
Increase (decrease) from prior fiscal year-end for option awards that vested during the year	4,079,557	2,551,974	3,189,968	1,981,811	7,018,416
Decrease in fair value of option awards forfeited during the year	—	(661,385)	—	(1,008,565)	(1,205,576)
Average “Compensation Actually Paid” as defined by SEC rules	23,534,664	6,673,955	6,652,989	3,367,166	5,761,306
BeOne 2026 Proxy Statement

Executive Compensation
Equity Valuations: Stock option grant date fair values are calculated based on the binomial/lattice method option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
Pay-Versus-Performance Alignment
The following table identifies three of the financial performance measures used by our Compensation Committee to link the “compensation actually paid” (“CAP”) to our Chief Executive Officer and other named executive officers in 2025, calculated in accordance with SEC regulations, to company performance. The role of each of these performance measures on our named executive officers’ compensation is discussed in the Compensation Discussion and Analysis above.
Financial Performance Measures
Global Revenue	Research & Innovation	Non-GAAP Operating Income (Loss)
The charts on the following page compare CAP to the Company’s Total Shareholder Return, Net Income and Global Revenue results over the five-year period ended December 31, 2025. The chart titled “CAP vs. Total Shareholder Return (ONC and Nasdaq Biotechnology Index)” reflects that the Company’s Total Shareholder Return over this five-year period follows a similar trajectory to the Total Shareholder Return of the Nasdaq Biotechnology Index over the same period.

CAP vs. Total Shareholder Return (ONC and Nasdaq Biotechnology Index)
Indexed Total Shareholder Return*
Compensation Actually Paid ($ Mil.)
$140
$120
$100
$80
$60
$40
$20
$0
$70
$60
$50
$40
$30
$20
$10
$0
$105
$100
$90
$85
$94
$70
$93
$71
$60.7
$125
$118
$22.9
$5.8
$11.2
$3.4
$11.4
$6.7
$15.0
$6.7
$23.5
2021
2022
2023
2024
2025
CEO CAP
Avg. Other NEO CAP
ONC TSR
Nasdaq Biotechnology Index TSR

* Assumes a $100 investment at the beginning of the 5-year period.

BeOne 2026 Proxy Statement

Executive Compensation

CAP vs. GAAP Net Income/Loss
GAAP Net Income/Loss ($ Bil.)
Compensation Actually Paid ($ Mil.)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
$70
$50
$30
$10
-$10
-$30
-$50
-$70
$22.9
$5.8
-$1.5
$11.2
$3.4
-$2.0
$11.4
$6.7
-$0.6
$15.0
$6.7
-$0.6
$60.7
$23.5
$0.3
2021
2022
2023
2024
2025
GAAP Net Income/Loss
CEO CAP
Avg. Other NEO CAP

CAP vs. Global Revenue
$6
$5
$4
$3
$2
$1
$0
$70
$60
$50
$40
$30
$20
$10
$0
Global Revenue ($ Bil.)
Compensation Actually Paid ($ Mil.)
$1.2
$22.9
$5.8
$1.4
$11.2
$3.4
$2.5
$11.4
$6.7
$3.8
$15.0
$6.7
$5.3
$60.7
$23.5
2021
2022
2023
2024
2025
Global Revenue
CEO CAP
Avg. Other NEO CAP

BeOne 2026 Proxy Statement

Executive Compensation
Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2025.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	129,247,977(2)	US$12.46	63,821,451(3)
Equity compensation plans not approved by security holders	58(4)	US$1.85	—
Total	129,248,035	—	63,821,451

(1)
Since RSUs and PSUs do not have any exercise price, such units are not included in the weighted average exercise price calculations.

(2)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(3)
As of December 31, 2025, 60,641,671 ordinary shares were available for grant under the 2016 Plan and 3,179,780 ordinary shares were available for grant under the 2018 ESPP. As of December 31, 2025, 3,179,780 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 27, 2026, was not determinable until the end of the period. In March 2026, 741,299 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 27, 2026. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Option Plan (the “2011 Plan”) and 2016 Plan, subject to specified conditions.

(4)
Reflects 58 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan. The outstanding options have since expired on January 26, 2026.

BeOne 2026 Proxy Statement

Director Compensation
The Board of Directors has adopted an independent director compensation policy that is part of a total compensation package that is designed to enable us to attract and retain, on a long-term basis, high caliber independent directors. Under our Independent Director Compensation Policy, all independent directors, as defined under Nasdaq listing rules, are paid cash compensation as set forth below, consisting of an annual cash retainer of and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, in each case, as noted below, each of which are paid quarterly. There have been no changes for the cash retainers and additional fees since March 19, 2024.
Annual Retainer (US$)
Board of Directors:
All independent directors	65,000
Audit Committee:
Chair (inclusive of fee as a committee member)	35,000
Non-Chair members	17,500
Compensation Committee:
Chair (inclusive of fee as a committee member)	30,000
Non-Chair members	15,000
Nominating and Corporate Governance Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
Commercial and Medical Affairs Advisory Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
Scientific Advisory Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
In 2025, under the Independent Director Compensation Policy, each independent director, as defined under Nasdaq listing rules, was granted equity awards valued in 2025 at US$400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$400,000 on the date of each annual meeting of shareholders. Each of the awards consisted of 50% Options and 50% RSUs.
Effective June 1, 2026, the new equity values under the Independent Director Compensation policy, each independent director, as defined under Nasdaq listing rules, will be granted equity awards valued at US$380,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$380,000 on the date of each annual meeting of shareholders. The equity value for Directors will be reduced to $380,000 in 2026 as part of our equity re-design efforts.
BeOne 2026 Proxy Statement

Director Compensation
Equity awards issued in 2026 will vest in full on the date of the next annual general meeting, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The equity awards are granted under the 2016 Plan and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed US$1,000,000 in any calendar year (except in a director’s first year of service). We also reimburse all reasonable out-of-pocket expenses incurred by independent directors related to their board and committee services, including director education and training programs.
The Compensation Committee has adopted a stock ownership policy applicable to our non-employee directors, the terms of which are described above under “Stock Ownership Policy.”
Director Compensation — 2025
The following table sets forth a summary of the compensation we paid to our directors during 2025. Mr. John V. Oyler, our Co-Founder, Chairman and Chief Executive Officer, receives no compensation for his service as a director and, consequently, his compensation is not included in this table but is presented above in “Summary Compensation Table.”
Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, also receives no compensation for his service as a director but receives compensation as a consultant, which is reflected in the table below. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2025, Dr. Wang:
●
Provided strategic advice to our CEO, President and COO and President, Global Head of Research and Development as well as other members of our senior management team in the significant expansion of our global operations, R&D pipeline and commercial portfolio;

●
Provided strategic consultation on key regulatory filings;

●
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

●
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

●
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s international stature in the scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Mr. Michael Goller, Mr. Ranjeev Krishana, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi will not stand for re-election at the Annual Meeting, and his or her respective term will expire on the date of the Annual Meeting.
BeOne 2026 Proxy Statement

Director Compensation
Name(1)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(1)	Option Awards (US$)(2)	All Other Compensation (US$)	Total (US$)
Dr. Olivier Brandicourt	92,500	199,834	199,954	—	492,288
Dr. Margaret Dugan	115,000	199,834	199,954	—	514,788
Michael Goller*	85,000	199,834	199,954	—	484,788
Anthony C. Hooper(3)	128,341	199,834	199,954	—	528,129
Ranjeev Krishana*	90,000	199,834	199,954	—	489,788
Dr. Alessandro Riva	95,000	199,834	199,954	—	494,788
Dr. Corazon (Corsee) D. Sanders*	102,500	199,834	199,954	—	502,288
Shalini Sharp(4)	125,377	199,834	199,954	—	525,165
Dr. Xiaodong Wang(5)	—	—	—	4,249,830	4,249,830
Qingqing Yi	90,000	199,834	199,954	—	489,788

*
Indicates a director who is not standing for re-election at the Annual Meeting.

(1)
The total number of ordinary shares subject to options outstanding as of December 31, 2025, for each of the independent directors was: Dr. Brandicourt: 84,695, Dr. Dugan: 141,102, Mr. Goller: 463,437, Mr. Hooper: 203,372, Mr. Krishana: 463,437, Dr. Riva: 141,102, Dr. Sanders: 94,705, Ms. Sharp: 39,988 and Mr. Yi: 463,437. As of December 31, 2025, the number of ordinary shares subject to outstanding RSUs for each of the independent directors, except Ms. Sharp and Mr. Hooper, was 10,985. The number of ordinary shares subject to outstanding RSUs for Ms. Sharp was 19,136 and for Mr. Hooper was 27,326.

(2)
Amounts represent the aggregate grant date fair value, including any incremental fair value, of options and RSUs granted to our directors in 2025 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

(3)
Mr. Hooper served as Chair of the Audit Committee through February 2025 and served as a member of the Audit Committee thereafter. Mr. Hooper also served as a member of the Nominating and Corporate Governance Committee and was appointed Chair of the Nominating and Corporate Governance Committee effective January 2025. The amounts reported reflect compensation earned for service in such roles during the applicable partial periods, and fees were prorated accordingly.

(4)
Ms. Sharp served as a member of the Audit Committee and was appointed Chair of the Audit Committee effective March 2025. Ms. Sharp also was appointed a member of the Nominating and Corporate Governance Committee effective January 2025. The amounts reported reflect compensation earned for service in such roles during the applicable partial periods, and fees were prorated accordingly.

(5)
Dr. Wang did not receive any compensation as a director. The compensation received by Dr. Wang as a consultant during 2025 consisted of (i) US $100,000 in consulting fees, (ii) US $150,000 as a performance-based cash bonus for 2025 paid in 2026, (iii) an option to purchase 185,796 ordinary shares with a grant date fair value of US$1,999,945, and (v) an award of RSUs for 98,696 ordinary shares with a grant date fair value of US$1,999,581. As of December 31, 2025, the total number of ordinary shares subject to options held by Dr. Wang was 5,964,231, and subject to unvested RSUs held by Dr. Wang was 244,452 shares. See “Certain Relationships and Related-Party Transactions” for additional information.

BeOne 2026 Proxy Statement

Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements in the shareholder letter and those related to BeOne’s performance, growth opportunities, commitments and initiatives. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeOne’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeOne’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeOne’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeOne’s reliance on third parties to conduct drug development, manufacturing, commercialization, and other services; BeOne’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization pharmaceutical products; BeOne’s ability to obtain additional funding for operations and to complete the development of its drug candidates and achieve and maintain profitability; as well as those risks more fully discussed in the section entitled “Risk Factors” in BeOne’s most recent Annual Report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in BeOne’s subsequent filings with the SEC, HKEx and SSE. All information in this Proxy Statement is as of the date of this Proxy Statement, and BeOne undertakes no duty to update such information unless required by law. References to our website in this Proxy Statement are for informational purposes only, and the information contained on, or that may be accessed through our website is not incorporated by reference into, and is not a part of, this Proxy Statement.
BeOne 2026 Proxy Statement

Delivery of Proxy Materials
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including audited consolidated financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available from the Company without charge upon written request of a shareholder to the Company’s investor relations department at BeOne Medicines Ltd., c/o BeOne Medicines USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, 1 (877) 828-5568. Exhibits to our Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of our Annual Report on Form 10-K and this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn, and on our website at https://ir.beonemedicines.com/filings-financials/shareholder-meeting-materials. Copies of our HK Annual Report will be available online by the end of April 2026 through the HKEx at www.hkexnews.hk and on our website at www.beonemedicines.com under “Investors — HKEX Investors — Filings & Financials — Financial Reports.” Copies of our SSE Annual Report will be available online by the end of April 2026 through the SSE at www.sse.com.cn and on our website at www.beonemedicines.com under “Investors — SSE Investors — Filings & Financials — Financial Reports.”
The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method, which is commonly referred to as “householding,” can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request, a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered.
If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeOne Medicines Ltd., c/o BeOne Medicines USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, 1 (877) 828-5568. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
BeOne 2026 Proxy Statement

Appendix A
Swiss Statutory Compensation Report for the Fiscal Year Ended December 31, 2025
Introduction and Scope of the Swiss Compensation Report
In accordance with the Swiss Code of Obligations (the “CO”) and our Articles of Association, we are required to prepare a separate Swiss Statutory Compensation Report each year that contains specific items in a presentation format determined by the CO. This report must be included in the materials made available to our shareholders each year.
Our executive management team (as defined under Swiss law and our Organizational Regulations, hereafter referred to as the “Executive Management Team”) for the period starting May 27, 2025 — the effective date of our redomiciliation from the Cayman Islands to Switzerland — through December 31, 2025, consisted of: Mr. John V. Oyler, Co-Founder, Chairman and Chief Executive Officer; Mr. Aaron Rosenberg, Chief Financial Officer; Dr. Xiaobin Wu, President and Chief Operating Officer; Dr. Lai Wang, President, Global Head of Research and Development; and Mr. Chan Lee, Senior Vice President, General Counsel and Corporate Secretary. In addition, Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, as well as a consultant of BeOne, is a member of the Executive Management Team.
The following sets forth the compensation of the members of the Board of Directors and Executive Management Team for all the functions that they have performed for BeOne Medicines Ltd. (“BeOne” or the “Company,” which may be referred to as “we,” “us,” or “our”) and its subsidiaries. The Company held an extraordinary general meeting of shareholders on April 28, 2025, where the shareholders approved the deregistration of the Company in the Cayman Islands and the continuation of the Company to Switzerland. The name change from BeiGene, Ltd. to BeOne Medicines Ltd. and the redomiciliation to Switzerland became effective on May 27, 2025. BeOne Medicines Ltd. is the ultimate holding company of the BeOne group. This Compensation Report has been prepared as if the Board of Directors and the Executive Management Team of the Company had been in office for the entire 2025 financial year.
As BeOne was redomiciled to Switzerland effective May 27, 2025, this Compensation Report that has been prepared in accordance with Articles 734 et seq. of the CO, covers only the financial year ended December 31, 2025, which represents the Company’s first (and partial) financial year subject to Swiss compensation disclosure requirements. A retrospective Swiss Compensation Report is not required for the financial year ended December 31, 2024, as all relevant compensation decisions were made by March 2025 while the Company was still domiciled in the Cayman Islands and subject to Cayman Islands laws. Compensation for prior periods was determined
BeOne 2026 Proxy Statement

Appendix A
and disclosed under the laws and reporting framework applicable at that time and is therefore not presented on a comparable basis.
For information about compensation for our Board of Directors and our named executive officers pursuant to the rules and regulations of the U.S. Securities & Exchange Commission, please review our Definitive Proxy Statement for our 2026 Annual Meeting of Shareholders. You may access this report in the Investors section of our website at https://ir.beonemedicines.com/filings-financials/financial-document-library.
Compensation of the Board of Directors (AUDITED)
The following table discloses the cash paid and equity awards granted to each of our non-employee directors for the period starting January 1, 2025 through December 31, 2025. Our non-independent directors and co-founders (Mr. John V. Oyler and Dr. Xiaodong Wang), do not receive compensation for their Board service and therefore their compensation is not included here but rather in the Executive Management Team section.
Name	Function	Year ended December 31, 2025						Year ended December 31, 2024
		Currency(1)	Total Compensation for 2025 Board Membership(2)(7)(8)	Cash Compensation − Retainer & Committee Fees(2)(4)	Options(2)(5)	RSUs(2)(3)(5)	Other Compensation(2)(6)(7)	Total Compensation for 2024 Board Membership(3)
Dr. Oliver Brandicourt	Member – AC	USD	492,288	92,500	199,954	199,834		(2)
	Member – CMAC	CHF	409,879	77,016	166,482	166,382		(2)
Dr. Margaret Dugan	Chair – CC	USD	514,788	115,000	199,954	199,834		(2)
	Member – CMAC & SAC	CHF	428,612	95,749	166,482	166,382		(2)
Michael Goller*	Member – NCG	USD	484,788	85,000	199,954	199,834		(2)
	Member – SAC	CHF	403,634	70,771	166,482	166,382		(2)
Anthony C. Hooper	Chair – NCG & CMA	USD	528,129	128,341	199,954	199,834		(2)
	Member – AC	CHF	439,720	106,857	166,482	166,382		(2)
Ranjeev Krishana*	Member – CC	USD	489,788	90,000	199,954	199,834		(2)
	Member – CMA	CHF	407,797	74,934	166,482	166,382		(2)
Dr. Alessandro Riva	Co-Chair – SAC	USD	494,788	95,000	199,954	199,834		(2)
	Member – NCG	CHF	411,960	79,097	166,482	166,382		(2)
Dr. Corazon (Corsee) D. Sanders*	Member – AC & SAC	USD	502,288	102,500	199,954	199,834		(2)
	Member – CMA	CHF	418,205	85,342	166,482	166,382		(2)
Shalini Sharp	Chair – AC	USD	525,165	125,377	199,954	199,834		(2)
	Member – NCG	CHF	437,252	104,389	166,482	166,382		(2)
Qingqing Yi*	Member – CC	USD	507,285	90,000	199,954	199,834	17,497	(2)
	Member – SAC	CHF	422,365	74,934	166,482	166,382	14,568	(2)
Tota Board Compensation (USD):			4,539,307	923,718	1,799,586	1,798,506	17,497
Tota Board Compensation (CHF):			3,779,427	769,088	1,498,335	1,497,436	14,568
AC = Audit Committee, CC = Compensation Committee, NGC = Nominating and Governance Committee, CMA = Commercial and Medical Affairs Advisory Committee, SAC = Scientific Advisory Committee
*
Indicates a director who is not standing for re-election at the Annual Meeting.

(1)
Compensation amounts are presented in USD as the Company’s primary currency. CHF amounts are also shown as required under Swiss law, using the 2025 average annual exchange rate of 1 USD = 0.8326 CHF.

BeOne 2026 Proxy Statement

Appendix A
(2)
Although BeOne became domiciled in Switzerland effective May 27, 2025, this table discloses all cash and equity awards paid to the listed non-employee directors for the full calendar year from January 1, 2025, through December 31, 2025.

(3)
BeOne became domiciled in Switzerland effective May 27, 2025. Accordingly, this Swiss Compensation Report has been prepared in accordance with Articles 734a-734f of the CO and covers only the financial year ended December 31, 2025, which represents the Company’s first financial year subject to Swiss compensation disclosure requirements. Compensation for prior periods was determined and disclosed under the laws and reporting framework applicable prior to the Company’s redomiciliation and is therefore not presented on a comparable basis.

(4)
Cash compensation includes annual Board retainer, Committee Chair and Member fees.

(5)
Each of the non-employee directors serving on the Board at the close of business on BeOne’s 2025 annual general meeting received an annual grant of $400,000, comprising 50% options and 50% RSUs, under Cayman domiciliation. The equity awards will vest in full on the earlier of the first anniversary of the date of grant or the date of the next annual general meeting, provided the director continues to serve on the Board on such date. The options have an exercise price equal to the greater of (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days immediately preceding the date of grant, in each case as determined in reference. For RSUs, the amount reflects the fair value on the grant date of RSUs granted to our directors in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors. Going forward, since we are now Swiss domiciled, directors will only receive 100% RSUs starting with the June 2026 grant and their equity grant will be reduced to $380,000 in June 2026 as part of our 2026 equity redesign.

(6)
Other compensation reflects employer social security contributions and other employer charges which apply only to QingQing Yi (who is based in Singapore). No Swiss social security contributions were required for U.S.-based members of the Board of Directors (A. Hooper, S. Sharp, C. Sanders, R. Krishana, M. Goller, M. Dugan, O. Brandicourt) or for our France-based member of the Board of Directors (A. Riva).

(7)
Reimbursement of reasonable out-of-pocket business expenses, including travel expenses incurred in connection with Board and Committee meetings, is not considered compensation and is therefore not included in the total amounts shown.

(8)
Compensation shown reflects total compensation earned during the financial year, including cash and equity-based compensation and employer social security contributions, in accordance with Swiss law.

BeOne 2026 Proxy Statement

Appendix A
Compensation of the Executive Management Team (AUDITED)
The following table represents information concerning the Executive Management Team members’ compensation for the period starting January 1, 2025 through December 31, 2025.
Please note that Dr. Lai Wang is the highest paid Executive Management Team member for 2025 due to a one-time promotional equity award grant. The other EMT members include: Mr. John V. Oyler, Mr. Aaron Rosenberg, Dr. Xiaobin Wu, and Mr. Chan Lee. In addition, please note that Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, is not paid for his service as a director but only for his service as a consultant. Since Dr. Xiaodong Wang is paid as a consultant, his compensation amount is consistent with his publicly filed consulting agreement and is included in the Executive Management Team totals and in the prospective maximum aggregate compensation for the Executive Management Team.
Name	Position	Year ended December 31, 2025									Year ended Dec.31, 2024
		Currency(1)	Base Salary	Short- Term Incentive	Share Awards, RSUs and PSUs(2)	Options(2)	Pension / Retirement Contributions(3)	Employer Social Contributions(4)	Other Comp.(5)	Total(6)	Total(7)
John Oyler	Co-founder, Chairman and CEO	USD	1,133,000	1,676,840	11,249,615	3,749,967	21,000	126,858	113,821(8)	18,071,100	(7)
		CHF	943,336	1,396,137	9,366,429	3,122,223	17,485	105,622	94,767	15,045,998
Aaron Rosenberg	Chief Financial Officer	USD	660,000	586,080	3,870,957	1,290,337	21,000	41,295	41,446(9)	6,511,115	(7)
		CHF	549,516	487,970	3,222,959	1,074,335	17,485	34,382	34,508	5,421,154
Xiaobin Wu	President and COO	USD	862,412	957,277	7,499,831	2,499,932	0	0	210,626(10)	12,030,078	(7)
		CHF	718,044	797,029	6,244,359	2,081,443	0	0	175,367	10,016,243
Lai Wang(11)	President, Global Head of R&D	USD	659,492	585,629	15,249,603	1,749,882	0	31,966	76,118(12)	18,352,690	(7)
		CHF	549,093	487,595	12,696,819	1,456,952	0	26,615	63,376	15,280,450
Chan Lee	SVP, General Counsel	USD	654,000	580,752	2,849,678	949,876	21,000	105,343	41,639(13)	5,202,288	(7)
		CHF	544,520	483,534	2,372,642	790,867	17,485	87,709	34,669	4,331,425
Xiaodong Wang(14)	Co- Founder and Consultant	USD	100,000	150,000	1,999,885	1,999,945	0	0	0	4,249,830	(7)
		CHF	83,260	124,890	1,665,104	1,665,154	0	0	0	3,538,408
Total Executive Management Team Compensation (USD)			4,068,904	4,536,578	42,719,568	12,239,939	63,000	305,462	483,650	64,417,101	(7)
Total Executive Management Team Compensation (CHF)			3,387,769	3,777,155	35,568,313	10,190,973	52,454	254,327	402,687	53,633,678
(1)
Compensation amounts are presented in USD as the Company’s primary currency. CHF amounts are also shown as required under Swiss law, using the 2025 average annual exchange rate of 1 USD = 0.8326 CHF.

(2)
Amounts represent the aggregate fair value on the grant date of options, RSUs and, where applicable, PSUs, granted in 2025 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Executive Management Team. The exercise price of these share options is equal to the higher of (a) 1/13 of the closing price of our ADSs as quoted on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs as quoted on the Nasdaq over the five trading days immediately preceding the grant date.

(3)
Pension/retirement contributions represent employer match in the U.S. 401(k) plan. Employer 401(k) matching contributions are provided on the same terms and conditions as those applicable to all other eligible U.S. employees of the Company.

(4)
Employer social contributions include statutory employer-paid social security contributions paid in the jurisdictions in which the Executive Management Team members are employed. These contributions for U.S.-based executives include FICA, OASDI, Medicare, FUTA, SUTA, worker’s compensation premiums, and short-term and long-term employer paid disability premiums. For executive team members outside of the U.S., these contributions include comparable mandatory employer-paid social

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Appendix A
insurance contributions. The employer social contributions exclude pension or retirement contributions, which are disclosed separately under “Pension / Retirement Contributions”.
(5)
The amounts reported in the “Other Compensation” column in the Company’s Swiss Compensation Report were prepared in accordance with the CO and Swiss disclosure rules and therefore may not correspond to the other amounts reported in the “All Other Compensation” column in the Summary Compensation Table in the Company’s Proxy Statement, which was prepared in accordance with SEC disclosure requirements.

(6)
Although BeOne became domiciled in Switzerland effective May 27, 2025, this table discloses all cash and equity awards paid to the Executive Management Team members for the full calendar year from January 1, 2025, through December 31, 2025.

(7)
BeOne became domiciled in Switzerland effective May 27, 2025. Accordingly, this Swiss Compensation Report has been prepared in accordance with Articles 734a-734f of the CO and covers only the financial year ended December 31, 2025, which represents the Company’s first financial year subject to Swiss compensation disclosure requirements. Compensation for prior periods was determined and disclosed under the laws and reporting framework applicable prior to the Company’s redomiciliation and is therefore not presented on a comparable basis.

(8)
Amounts reported as “Other Compensation” for Mr. Oyler include employer-paid health insurance premiums (including medical, dental, vision and an expatriate medical program for five months while Mr. Oyler served as an expatriate), life insurance premiums, tax preparation and advisory services, China automobile benefits when Mr. Oyler served as an expatriate (Jan — May 2025). This “Other Compensation” column excludes pension/retirement contributions and employer social contributions which are disclosed separately.

(9)
Amounts reported as “Other Compensation” for Mr. Rosenberg include employer-paid health insurance premiums and life insurance premiums. This “Other Compensation” column excludes pension/retirement contributions and employer social contributions which are disclosed separately.

(10)
Amounts reported as “Other Compensation” for Dr. Wu include employer paid health insurance premiums, life insurance premiums, tax preparation and advisory services, housing allowance and auto benefits (which include car rental and transportation allowance). This “Other Compensation” column excludes employer social contributions which are disclosed separately.

(11)
Dr. Lai Wang was the highest paid member of the Executive Management Team in 2025 due to a $10 million, one-time promotional equity grant.

(12)
Amounts reported as “Other Compensation” for Dr. Lai Wang include employer-paid health insurance premiums, life insurance premiums, housing allowance and automobile benefits (which includes car rental, driver and car use related costs). This “Other Compensation” column excludes employer social contributions which are disclosed separately.

(13)
Amounts reported as “Other Compensation” for Mr. Lee include employer-paid health insurance premiums and life insurance premiums. This “Other Compensation” column excludes pension/retirement contributions and employer social contributions which are disclosed separately.

(14)
In 2025, Dr. Xiaodong Wang received the following compensation as a consultant: (i) USD 100,000 in consulting fees; (ii) USD 150,000 as a performance-based cash bonus for 2025, paid in 2024; and (iii) USD 3,999,830 equity grant (including 1,999,885 RSUs and 1,999,945 option shares).

BeOne 2026 Proxy Statement

Appendix A
Share Ownership of the Board of Directors and Executive Management Team (AUDITED)
Independent Board of Directors
The following table sets forth the shares and options held as of December 31, 2025, by each member of our Board of Directors serving at financial year-end 2025. The share ownership of John V. Oyler, our Co-Founder and Chief Executive Officer, and Xiaodong Wang, who is a consultant and Co-Founder, is set forth under the Executive Management Team section.
Name	Shares Held on December 31, 2025(1)	Unvested Options Held(2)	Vested Options Held(2)	RSUs held	Shares or Options Held on December 31, 2024
Dr. Olivier Brandicourt	16,341	22,750	61,945	10,985	(3)
Dr. Margaret Dugan	45,955	22,750	118,352	10,985	(3)
Michael Goller*	63,037	22,750	440,687	10,985	(3)
Anthony C. Hooper	37,414	22,750	180,622	27,326	(3)
Ranjeev Krishana*	63,037	22,750	440,687	10,985	(3)
Dr. Alessandro Riva	45,955	22,750	118,352	10,985	(3)
Dr. Corazon (Corsee) D. Sanders*	46,241	22,750	71,955	10,985	(3)
Shalini Sharp	—	22,750	17,238	19,136	(3)
Qingqing Yi*	16,341	22,750	440,687	10,985	(3)
TOTAL	334,321	204,750	1,867,967		(3)

*
Indicates a director who is not standing for re-election at the Annual Meeting.

(1)
Shares held represent the number of shares beneficially owned by members of the Board of Directors as of December 31, 2025. These include shares resulting from vested RSUs. Values exclude unvested RSUs.

(2)
Options held represent the number of option shares outstanding as of December 31, 2025. Values exclude options that were exercised or forfeited.

(3)
The Company became a Swiss company on May 27, 2025. Shares held as of December 31, 2024, were reported under the legal framework applicable at that time.

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Appendix A
The following table sets forth the options, RSUs and PSUs held as of year-end 2025 by each member of our Executive Management Team on December 31, 2025. Shares held represent vested, issued and outstanding shares.
Name and Principal Position	Shares Held on December 31, 2025(1)	Unvested Options Held(2)	Vested Options Held(2)	RSUs Held(3)	PSUs Held(4)	Shares Held on December 31, 2024(5)
John V. Oyler, Co-Founder, Chief Executive Officer and Chairman	52,938,694	1,668,238	13,053,248	814,242	898,183	(4)
Aaron Rosenberg, Chief Financial Officer	14,157	262,613	78,247	152,594	254,982	(4)
Dr. Xiaobin Wu, President and Chief Operating Officer	403,793	949,000	1,195,701	460,642	519,584	(4)
Dr. Lai Wang, President, Global Head of Research and Development	1,244,997	640,549	2,835,963	739,141	354,601	(4)
Chan Lee, Senior Vice President, General Counsel and Corporate Secretary	650	325,195	17,264	182,247	199,355	(4)
Dr. Xiaodong Wang, Co-Founder, Chairman of the Scientific Advisory Board and Consultant	9,316,356	624,390	5,339,841	244,452	—	(4)
Total	63,918,647	4,469,985	22,520,264	2,593,318	2,226,705

(1)
Shares held include issued and outstanding shares only. These exclude all unvested RSUs, PSUs before vesting and unexercised stock options.

(2)
Options held represent the number of option shares outstanding as of December 31, 2025. Values exclude options that were exercised or forfeited.

(3)
RSUs held include all unvested RSUs.

(4)
PSUs held include all unvested PSUs, as well as earned PSUs as of December 31, 2025.

(5)
The Company became Swiss-domiciled on May 27, 2025. Shares held as of December 31, 2024, were reported under the legal framework applicable at that time.

BeOne 2026 Proxy Statement

Appendix A
ADDITIONAL DISCLOSURES
Increase to the Share Reserve for the Long-Term Incentive Plan
To ensure the continued ability of the Company to grant long-term incentive awards to members of Executive Management and other eligible employees, the Board of Directors has proposed an increase in the share reserve available under the Company’s 2016 Share Option and Incentive Plan (the “Long-Term Incentive Plan”).
The proposed increase reflects the Company’s growth, on-going hiring needs, and the expected usage of equity-based compensation over the coming years and is intended to maintain the competitiveness of the Company’s compensation program.
The proposed increase of the share reserve is being submitted to shareholders for approval at the 2026 Annual Meeting and is not subject to a compensation vote under Swiss law. It is independent of the prospective binding shareholder votes on the maximum aggregate compensation of the Board of Directors and the Executive Management Team.
Employment Agreements and Termination Benefits
Please reference the chart below for a summary of key termination benefits as disclosed in the applicable agreements.
Executive Category	Contract Type	Term	Voluntary resignation for good reason or termination from the Company without cause	Change in Control
Chief Executive Officer	Publicly filed employment agreement	Indefinite
●
12 months base salary, full bonus target and benefits, subject to offset for earnings if hired during the 12 month notice period.

●
Prorated bonus based on target or actual results based on time worked in year of notice period typically paid at the same time as all other employees.

●
24 months of all unvested equity would accelerate.

●
12 months base salary, full bonus target and benefits, subject to offset for earnings if hired during the 12-month notice period.

●
Prorated bonus based on target or actual results based on time worked in year of notice period typically paid at the same time as all other employees.

●
Full acceleration of all unvested equity upon CIC.

Chief Financial Officer President and Chief Operating Officer President, Global Head of Research and Development Senior Vice President, General Counsel and Corporate Secretary	Publicly filed individual employment agreements	Indefinite
●
12 months base salary, full bonus target and benefits, subject to offset for earnings if hired during the 12 month notice period.

●
Prorated bonus based on target or actual results based on time worked in year of notice period typically paid at the same time as all other employees.

●
18 months of all unvested equity would accelerate.

●
12 months base salary, full bonus target and benefits, subject to offset for earnings if hired during the 12-month notice period.

●
Prorated bonus based on target or actual results based on time worked in year of notice period typically paid at the same time as all other employees.

●
Full acceleration of all unvested equity if termination occurs within 24 months of the CIC.

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Appendix A
Executive Category	Contract Type	Term	Voluntary resignation for good reason or termination from the Company without cause	Change in Control
Co-Founder, Chairman of the Scientific Advisory Board and Consultant	Publicly filed consulting agreement	Indefinite
●
The Company or the Consultant may terminate the Consulting agreement with 30 days prior written notice to the other party. The Consultant shall be entitled to payment for Services performed and expenses paid or incurred prior to the effective date of termination.

● Not applicable.
In addition, under death or disability termination, for all Executive Management Team members, including our consultant, Dr. Xiaodong Wang, all equity awards will be accelerated and a pro rata bonus is paid to reflect the portion of the year that the executive/consultant was employed. Under voluntary resignation without good reason, all equity awards are forfeited.
Loans and Credits
There were no loans or credit facilities granted to or outstanding at any time from January 1, 2025 to December 31, 2025 to any members of the Board of Directors or Executive Management Team.
External Mandates of Members of the Board of Directors and Executive Management Team (AUDITED)
As of December 31, 2025, members of the Board of Directors and Executive Management Team held the following external mandates in comparable functions at other companies with an economic purpose.
Board of Directors	Company Name	Function	Public/Private
Dr. Olivier Brandicourt	Alnylam Pharmaceuticals, Inc.	Board Member	Public
	Avencell Therapeutics, Inc.	Board Member	Private
	Dewpoint Therapeutics, Inc.	Board Member	Private
	Vaxcyte, Inc.	Board Member	Public
Dr. Margaret Dugan	Whitehawk Therapeutics, Inc.	Chief Medical Officer	Public
Michael Goller*	Baker Bros. Advisors LP	Partner	Private
	DBV Technologies SA	Board Member	Public
	Replimune Group, Inc.	Board Member	Public
	Terremoto Biosciences, Inc.	Board Member	Private
Anthony C. Hooper	Mannkind Corporation	Board Member	Public
Ranjeev Krishana*	ARTBIO, Inc.	Board Member	Private
	Baker Bros. Advisors LP	Partner	Private
	Sironax Ltd.	Board Member	Private
	Syneron Bio	Board Member	Private
Dr. Alessandro Riva	Bicycle Therapeutics plc	Board Member	Public
	Century Therapeutics, Inc.	Board Member	Public
	Transgene SA	Chairman and Chief Executive Officer	Public
Dr. Corazon (Corsee) D. Sanders*	Legend Biotech Corporation	Board Member	Public
	Ultragenyx Pharmaceutical Inc.	Board Member	Public
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Appendix A
Board of Directors	Company Name	Function	Public/Private
Shalini Sharp	Mahzi Therapeutics Inc.	Board Member	Private
	Neurocrine Biosciences, Inc.	Board Member	Public
	Organon & Co.	Board Member	Public
	Septerna Inc.	Board member	Public
Qingqing Yi*	Hillhouse Capital Management Ltd.	Partner	Private

*
Indicates a director who is not standing for re-election at the Annual Meeting.

Executive Management Team	Company Name	Function	Public/Private
Dr. Xiaodong Wang	Clover Biopharmaceuticals Ltd.	Board Member	Public
Dr. Xiaobin Wu	Clover Biopharmaceuticals Ltd.	Board Member	Public
BeOne 2026 Proxy Statement

Appendix A
Basel, April 16, 2026
To the General Meeting of
BeOne Medicines Ltd., Basel
Report of the statutory auditor on the audit of the compensation report

Opinion
We have audited the compensation report of BeOne Medicines Ltd. (the Company) for the year ended December 31, 2025. The audit was limited to the information pursuant to Art. 734a-734f of the Swiss Code of Obligations (CO) in the tables marked “audited” on pages A-2 to A-7 and pages A-9 to A-10 of the compensation report.
In our opinion, the information pursuant to Art. 734a-734f CO in the accompanying compensation report complies with Swiss law and the Company’s articles of incorporation.

Basis for opinion
We conducted our audit in accordance with Swiss law and Swiss Standards on Auditing (SA-CH). Our responsibilities under those provisions and standards are further described in the “Auditor’s responsibilities for the audit of the compensation report” section of our report. We are independent of the Company in accordance with the provisions of Swiss law and the requirements of the Swiss audit profession, and we have fulfilled our other ethical responsibilities in accordance with these requirements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other information
The Board of Directors is responsible for the other information. The other information comprises the information included in the annual report but does not include the tables marked “audited” in the compensation report, the consolidated financial statements, the stand-alone financial statements and our auditor’s reports thereon.
Our opinion on the compensation report does not cover the other information and we do not express any form of assurance conclusion thereon.
In connection with our audit of the compensation report, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the audited financial information in the compensation report or our knowledge obtained in the audit or otherwise appears to be materially misstated.
If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Board of Directors’ responsibilities for the compensation report
The Board of Directors is responsible for the preparation of a compensation report in accordance with the provisions of Swiss law and the Company’s articles of incorporation, and for such internal control as the Board of Directors determines is necessary to enable the preparation of a compensation report that is free from material misstatement, whether due to fraud or error. It is also responsible for designing the compensation system and defining individual compensation packages.

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Appendix A

Auditor’s responsibilities for the audit of the compensation report
Our objectives are to obtain reasonable assurance about whether the information pursuant to Art. 734a-734f CO is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Swiss law and SA-CH will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of this compensation report.
As part of an audit in accordance with Swiss law and SA-CH, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:
●
Identify and assess the risks of material misstatement in the compensation report, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

●
Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made.

We communicate with the Board of Directors or its relevant committee regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.
We also provide the Board of Directors or its relevant committee with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, actions taken to eliminate threats or safeguards applied.

Ernst & Young AG
/s/ Elisa Alfieri	/s/ Helena Pires Rosa
Licensed audit expert (Auditor in charge)	Licensed audit expert
Enclosures
●
Compensation report

BeOne 2026 Proxy Statement

Appendix B
Form of Fifth Amended and Restated 2016 Share Option and Incentive Plan
BEONE MEDICINES LTD.
FIFTH AMENDED AND RESTATED
2016 SHARE OPTION AND INCENTIVE PLAN
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the BeOne Medicines Ltd. Fifth Amended and Restated 2016 Share Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BeOne Medicines Ltd. (the “Company”) and its Subsidiaries (together with the Company, the “Group”) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“ADSs” means American depositary shares. Each ADS represents 13 Shares.
“ASC 718” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means any natural person that provides bona fide services to the Group, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Dividend Equivalent Right” means an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the Grantee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Shares on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another
BeOne 2026 Proxy Statement

Appendix B
national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Grantee” is a recipient of an Award under this Plan.
“HK Listing Rules” means the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, as amended from time to time.
“Non-Employee Director” means a member of the Board who is not also an employee of the Group.
“Non-Qualified Share Option” means any Share Option that is not an incentive share option.
“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by the Company’s shareholders, per Share pursuant to a Sale Event.
“Shares” means the ordinary registered shares of the Company, subject to adjustments pursuant to Section 3.
“Share Appreciation Right” means an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
“Share Option” means any option to purchase Shares granted pursuant to Section 5.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Treasury Shares” means Shares held by the Company or any of its Subsidiaries (or an agent or nominee on behalf of the Company or a Subsidiary, as the case may be) in treasury, including, but not limited to, as a result of a repurchase of Shares on the open market or the issuance of new Shares by the Company to a Subsidiary, agent or nominee to be held on behalf of the Company or a Subsidiary).
“Unrestricted Share Award” means an Award of Shares free of any restrictions.
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SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
a)
Administration of Plan. The Plan shall be administered by the Administrator.

b)
Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)
to select the individuals to whom Awards may from time to time be granted;

(ii)
to determine the time or times of grant, and the extent, if any, of Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more Grantees;

(iii)
to determine and modify from time to time and on a case-by-case basis the performance targets which may be stipulated in the terms of any Award, including the method of assessing how such targets are satisfied. The performance targets may be based on transaction milestones, business and/or financial performance results, individual performance appraisal and/or contribution to the Group, and as evaluated by the Group over a specified evaluation period, and may vary among individual Awards and Participants. Details of any such performance targets, criteria or conditions shall be set out in the Award Certificates;

(iv)
to determine the number of Shares to be covered by any Award;

(v)
to determine the amount (if any) payable on application or acceptance of an Award and the period within which any such payments must be made, which amounts (if any) and periods shall be set out in the Award Certificate;

(vi)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Grantees, and to approve the forms of Award Certificates;

(vii)
to determine the vesting period of any Award, which shall not be less than 12 months, except that any Award granted to employees and Non-Employee Directors may be subject to a shorter vesting period, including:

1.
grants of a “make whole” Award to a new employee or a non-employee director to replace awards or options such employee or non-employee director forfeited when leaving his/her previous employer;

2.
grants of an Award to an employee or a Non-Employee Director whose employment or appointment is terminated due to death or disability or occurrence of any out of control event;

3.
initial or annual grants of an Award to a Non-Employee Director, the vesting of which shall occur at the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders;

4.
grants of an Award which is subject to the fulfilment of performance targets as determined in the conditions of the grant;

5.
grants of an Award, the timing of which is determined by administrative or compliance requirements not connected with the performance of the relevant employee or Non-Employee Director, in which case the vesting period may be shorter to take account of the time from which the Award would have been granted if not for such administrative or compliance requirements;

6.
grants of an Award with a mixed or accelerated vesting schedule; or

7.
grants of an Award with a total vesting and holding period of more than 12 months.

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Appendix B
(viii)
to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the Grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);

(ix)
subject to the provisions of Section 5(c), to extend at any time the period in which Share Options may be exercised; and

(x)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Grantees.
To the extent required under the rules of any securities exchange or market system on which the Shares are listed, amendments to the terms of Share Options granted under the Plan shall be subject to approval by the Company’ shareholders entitled to vote at a meeting of shareholders.
c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the chairman of the compensation committee of the Board all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer and/or Chief Financial Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the number of Shares underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the criteria for exercisability or vesting. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

d)
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of association, as may be amended from time to time, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

f)
Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Group operates or has employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan

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as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Act or any other United States securities law, the Code, or any other United States governing statute or law.
SECTION 3.   SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
a)
Shares Issuable. The maximum number of Shares that are reserved and available for issuance under the Plan shall be [262,462,434]1 Shares, of which [136,763,925]2 Shares are reserved and remain available for issuance (representing approximately [8.87]%3 (or less) of the issued share capital (excluding Treasury Shares) of the Company as of June 11, 2026, being the effective date of the approval of the Plan by the shareholders (the “Amended Effective Date”)). Over the lifetime of the Plan, a total of 451,543,772 ordinary shares have been authorized. For purposes of this limitation, the Shares underlying any awards granted under this Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan, the 2018 Employee Share Purchase Plan (as amended and restated) and any other plans shall not exceed [154,141,910]4 Shares, being 10% of the issued share capital (excluding Treasury Shares) of the Company as of the Amended Effective Date, (ii) if the Company cancels a Share Option and issues a new Share Option to the same Grantee, the issue of such new Share Option shall be made only to the extent that Shares are reserved and available for issuance excluding the cancelled Share Option and (iii) notwithstanding the foregoing, no Shares underlying any Share Options granted under this Plan (including any grants made prior to the Amended Effective Date) shall be added back to the Shares available for issuance under the Plan unless such Share Options have lapsed or otherwise been terminated in accordance with the terms of the Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added back to adjust the maximum number of the Shares that are reserved and available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available to satisfy the Awards granted under the Plan may be Treasury Shares or newly issued Shares. In addition, unless otherwise approved by the Company’s shareholders in general meeting, Shares underlying Awards granted to Consultants may not exceed 1.5% of the total issued share capital (excluding Treasury Shares) of the Company as of the Amended Effective Date, being [23,121,286]5 Shares.

b)
Maximum Awards to Independent, Non-Employee Directors. Notwithstanding anything to the contrary in this Plan and subject to the limits applicable to independent, Non-Employee Directors set out in the HK Listing Rules, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any independent, Non-Employee Director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under this Plan and all other cash compensation paid by the Company to any new independent, Non-Employee Director in the first calendar year of such director joining the Board. For the purpose of this limitation, the value of any Award shall be its

1
This is the maximum number of Shares reserved and available for issuance (including Shares issuable upon exercise or vesting of outstanding Awards) as authorized under the Plan pursuant to the terms of the Plan in effect as of March 31, 2026, plus 75,400,000 Shares.

2
This is the number of Shares reserved and available for issuance as of March 31, 2026 that are not subject to outstanding Awards, plus 75,400,000 Shares.

3
Calculated based on the number of issued Shares under HK Listing Rules as of March 31, 2026.

4
Assumes no new equity awards are granted and there is no other change to the issued share capital of the Company after March 31, 2026.

5
Calculated based on the number of issued Shares under HK Listing Rules as of March 31, 2026.

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Appendix B
grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
c)
Maximum Individual Limit. Unless approved by the Company’s shareholders in general meeting, the total number of Shares issued and to be issued upon the exercise of Share Options or other Awards granted and to be granted under the Plan and any other plan of the Company to a Grantee within any 12-month period shall not exceed 1% of the Shares (excluding Treasury Shares) in issue at the date of any grant.

d)
Changes in Shares. Subject to Section 3(e), in the event of any capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Share Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options and Share Appreciation Rights) as to which such Share Options and Share Appreciation Rights remain exercisable. Any such adjustment made under the Plan will be subject to applicable law and provisions of the HK Listing Rules (including but not limited to Rule 17.03 (13) of the HK Listing Rules) and, adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares. With respect to Share Options held by any Grantee subject to U.S. income tax, any such adjustment shall be in compliance with Section 409A and 424 of the Code.

e)
Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties may cause the assumption or continuation of Awards previously granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or its parent, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted under this Plan shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Share Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the achievement of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding Share Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Share Options and Share Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Share Options and Share Appreciation Rights; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Share Options and Share Appreciation Rights (to the extent then exercisable) held by such Grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.

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Appendix B
SECTION 4.   ELIGIBILITY
a)
General Eligibility. Grantees under the Plan will be such full- or part-time officers and other employees, Non-Employee Directors and Consultants of the Group as are selected from time to time by the Administrator in its sole discretion.

b)
Consultant Eligibility. To be Grantees under the Plan, Consultants must be persons who provide services to the Group on a continuing or recurring basis in its ordinary and usual course of business (including but not limited to services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations) which are in the interests of the long-term growth of the Group. For the avoidance of doubt, Consultants exclude placing agents or financial advisers providing advisory services for fundraising, mergers or acquisitions for the Group, and also exclude professional service providers such as auditors or valuers who provide assurance or are required to perform their services with impartiality and objectivity for the Group and suppliers.

c)
To determine if a Grantee is eligible to be a Consultant, the Administrator shall consider (i) the length (being the period of engagement or service), recurrences and regularity of such services; (ii) the type of services provided (such as services in research, development, manufacturing, commercial, medical affairs, business development, strategy and operations); (iii) the expertise, professional qualifications and industry experience of the Consultant; (iv) the quality of such services; (v) whether such services form part of or are directly ancillary to the businesses conducted by the Group; (vi) the remuneration packages of comparable listed peers for similar service providers based on available information in the industry; and (vii) the prevailing market fees chargeable by other services.

SECTION 5.   SHARE OPTIONS
a)
Award of Share Options. The Administrator may grant Share Options under the Plan. Any Share Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Share Options granted under the Plan are Non-Qualified Share Options.

Share Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
b)
Exercise Price. The exercise price per Share covered by a Share Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than the higher of: (i) the Fair Market Value of a Share on the date of grant; and (ii) the average Fair Market Value of the Shares for the five business days immediately preceding the day of grant.

c)
Option Term. The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than ten years after the date the Share Option is granted. Any Share Option granted but not exercised by the end of its option term will automatically lapse.

d)
Exercisability; Rights of a Shareholder. Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrators may determine at the time of grant any minimum period(s) for which a Share Option must be held and/or any minimum performance target(s) that must be achieved, before the Share Option can be exercised in whole or in part, and may include at the discretion of the Administrators such other terms either on a case by case basis or generally. The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options. Accordingly, an optionee shall not have any voting rights on a date prior to the name of such optionee being registered as a shareholder on the register of members of the Company or at such other time as the optionee becomes a shareholder.

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e)
Method of Exercise. Share Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the option award certificate:

(i)
In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)
Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe (“attestation method”)) of Shares that are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(iii)
By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)
If permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the option award certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Share Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Share Options may be permitted through the use of such an automated system.
SECTION 6.   SHARE APPRECIATION RIGHTS
a)
Award of Share Appreciation Rights. The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.

b)
Exercise Price of Share Appreciation Rights. The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Shares on the date of grant in the case of any grant to a Grantee who is subject to U.S. income tax.

c)
Grant and Exercise of Share Appreciation Rights. Share Appreciation Rights may be granted by the Administrator independently of any Share Option granted pursuant to Section 5 of the Plan.

d)
Terms and Conditions of Share Appreciation Rights. Share Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator at the time of the grant. Such terms and conditions may differ among individual Awards and Grantees. The term of a Share Appreciation Right may not exceed ten years.

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Appendix B
SECTION 7.   RESTRICTED SHARE AWARDS
a)
Nature of Restricted Share Awards. The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees.

b)
Rights as a Shareholder. Upon the grant of a Restricted Share Award and payment of the purchase price, if any, subject to the restrictions and conditions set forth in the award certificate, a Grantee shall have all the rights of a shareholder with respect to Restricted Shares, including the voting of the Restricted Shares and receipt of dividends; provided that cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse. Unless the Administrator shall otherwise determine, (1) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d), and (2) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d), and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

c)
Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, if a Grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such Grantee or such Grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and after the reacquisition shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a Grantee shall surrender such certificates to the Company upon request without consideration.

d)
Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the achievement of such performance goals, objectives and other conditions, the shares as to which the Company’s right of repurchase or forfeiture has lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.   RESTRICTED SHARE UNITS
a)
Nature of Restricted Share Units. The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of share units that may be settled in Shares upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives, subject to compliance to Section 457A of the Code (if applicable). The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees. At the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares.

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b)
Rights as a Shareholder. A Grantee shall have the rights as a shareholder only as to Shares acquired by the Grantee upon settlement of Restricted Share Units; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the share units underlying his Restricted Share Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Unit that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Share Units with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

c)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Group for any reason.

SECTION 9.   UNRESTRICTED SHARE AWARDS
a)
Grant or Sale of Unrestricted Shares. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.

SECTION 10.   DIVIDEND EQUIVALENT RIGHTS
a)
Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to the Grantee. A Dividend Equivalent Right may be granted to any Grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid currently. Dividend Equivalent Rights may be settled in cash or Shares or a combination of cash and Shares. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

b)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 11.   TRANSFERABILITY OF AWARDS
a)
Transferability. Except as provided in Section 11(b), during a Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the grantee’s legal representative or guardian in the event of the Grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this Section 11(a) shall be null and void.

b)
Administrator Action. Notwithstanding Section 11(a) and subject to applicable rules of Hong Kong Stock Exchange, the Administrator, in its discretion, may permit either in the Award Certificate for a given Award or by subsequent written approval the Grantee to transfer Non-Qualified Share Options to the Grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which

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such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.
c)
Family Member. For purposes of Section 11(b), “family member” shall mean a Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.

d)
Designation of Beneficiary. To the extent permitted by the Company, each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.

SECTION 12.   TAX WITHHOLDING
a)
Payment by Grantee. Each Grantee shall, no later than the date as of which the value of an Award or of any Shares or cash received under the Award first becomes includable in the gross income of the Grantee for income, employment or other tax purposes, pay to the Company or a Subsidiary, or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld by the Company or a Subsidiary with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver evidence of book entry (or share certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.

b)
Payment in Shares. Subject to approval by the Administrator, a Grantee may elect to have the Company’s or Subsidiary’s maximum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld Shares shall be determined in the same manner as the value of the Shares includible in income of the Grantees.

SECTION 13.   TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
a)
Termination of Employment. If the Grantee’s employer ceases to be a Subsidiary, the Grantee shall be deemed to have terminated employment for purposes of the Plan.

b)
For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)
a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

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Appendix B
SECTION 14.   AMENDMENTS AND TERMINATION
Except as provided otherwise in the Plan, the Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3 (c) or 3 (d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Share Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Share Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, Plan amendments shall be subject to approval by the Company’s shareholders entitled to vote at a meeting of shareholders, including but not limited to any amendments to the Plan which are of a material nature any amendments to the provisions relating to the matters set out in Rule 17.03 of the HK Listing Rules to the advantage of Grantees. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3 (d) or 3 (e).
In the event that the Plan is terminated while any Share Option remains outstanding and unexercised, the provisions of this Plan shall remain in full force to the extent necessary to give effect to the exercise of any such Share Option.
SECTION 15.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 16.   GENERAL PROVISIONS
a)
No Distribution. The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to their distribution.

b)
Delivery of Share Certificates. Share certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company has mailed such certificates to the Grantee at the Grantee’s last known address on file with the Company. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by mail to the Grantee at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything to the contrary in this Plan, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares or ADSs are listed, quoted or traded. All share certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares or ADSs are listed, quoted or traded. The Administrator may place legends on any share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions of this Plan, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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Appendix B
c)
Shareholder Rights. Until the name of the Grantee appears in the register of members of the Company, which is prima facie evidence that the Grantee is a shareholder of the Company, or the Grantee otherwise becomes a shareholder of the Company, no right to vote or receive dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of a Share Option or any other action by the Grantee with respect to an Award.

d)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

e)
Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

f)
Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any Share Options or Awards granted) to a Grantee in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the clawback policy.

SECTION 17.   EFFECTIVE DATE AND LIFE OF PLAN
The 2016 Share Option and Incentive Plan became effective immediately prior to the effectiveness of the Company’s registration statement relating to its initial public offering in the United States, following shareholder approval in accordance with the law of the Cayman Islands and the Company’s articles of association, and this Fifth Amended and Restated 2016 Share Option and Incentive Plan shall become effective in accordance with the law of the jurisdiction in which the Company is incorporated and the Company’s articles of association, as may be amended from time to time. The Fifth Amended and Restated 2016 Share Option and Incentive Plan shall be valid for a period commencing on the date approved by the Board below and ending on April 13, 2030, after which no grants of Share Options and other Awards may be made under this Plan.
SECTION 18.   GOVERNING LAW
This Plan and all Awards and actions taken under them shall be governed by, and construed in accordance with, the laws of the jurisdiction in which the Company is incorporated. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Grantees irrevocably submit to the exclusive jurisdiction of the courts at the place at which the Company has its corporate seat.
DATE OF APPROVAL OF FIFTH AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: April 16, 2026
DATE OF APPROVAL OF FIFTH AMENDED AND RESTATED PLAN BY SHAREHOLDERS: [•], 2026
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Appendix C
Form of Sixth Amended and Restated 2018 Employee Share Purchase Plan
BEONE MEDICINES LTD.
SIXTH AMENDED AND RESTATED 2018 EMPLOYEE SHARE PURCHASE PLAN
The purpose of the BeOne Medicines Ltd. Sixth Amended and Restated 2018 Employee Share Purchase Plan (the “Plan”) is to provide the Participants (as defined in Section 1) with opportunities to purchase Shares (either in the form of Ordinary Shares or ADSs).
The Plan includes two components: a Code Section 423 component (the “423 Component”) and a non-Code Section 423 component (the “Non-423 Component”). The 423 Component is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, Options may be granted pursuant to any rules, procedures, agreements, appendices or sub-plans adopted by the Administrator in offering the Plan to eligible employees participating in the Non-423 Component. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component. For avoidance of doubt, up to the maximum number of Shares reserved under the Plan may be used to satisfy purchases of Shares under the 423 Component and any remaining portion of such maximum number of Shares may be used to satisfy purchases of Shares under the Non-423 Component.
Unless otherwise defined herein, capitalized terms in this Plan shall have the same meaning ascribed to them in Section 1.
1.
Definitions.

The term “ADSs” means American depositary shares. Each ADS represents 13 Ordinary Shares.
The term “Change in Control” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
The term “Compensation” means the amount of base pay (including overtime and commissions, to the extent determined by the Administrator), prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company share options, and similar items. The Administrator shall have the discretion to determine the application of this definition to Participants outside the United States.
The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Administrator to participate in the Plan. The Administrator may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the shareholders and may further designate such Subsidiaries or Participants as participating in the 423 Component or Non-423 Component. The Administrator also may determine which Subsidiaries or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code and Section 16 below or
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Appendix C
as implemented under the Non-423 Component, and determine which Designated Subsidiary or Subsidiaries will participate in separate Offerings; provided, that unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company or a Designated Subsidiary will be deemed a separate Offering for purposes of Section 423 of the Code (the terms of which Offering under the Non-423 Component need not be identical). With respect to Offerings under the 423 Component, the terms of separate Offerings need not be identical provided that all Eligible Employees granted Options in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Code Section 423; an Offering under the Non-423 Component need not satisfy such requirements. At any time, a Subsidiary that is a Designated Subsidiary under the 423 Component will not be a Designated Subsidiary under the Non-423 Component.
The term “Fair Market Value of the Shares” on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.
The term “Hong Kong Listing Rules” means the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time.
The term “Ordinary Shares” means the ordinary registered shares of the Company (including Treasury Shares).
The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
The term “Participant” means an individual who is eligible as determined in Section 5 and who has complied with the provisions of Section 6.
The term “Shares” means the Ordinary Shares or ADSs, as the context so requires.
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
The term “Treasury Shares” means Shares held by the Company or any of its Subsidiaries (or an agent or nominee on behalf of the Company or a Subsidiary, as the case may be) in treasury, including, but not limited to, as a result of a repurchase of Shares on the open market or the issuance by the Company of new Shares to a Subsidiary, agent or nominee to be held on behalf of the Company or a Subsidiary).
2.
Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; (v) implement any procedures, steps, additional or different requirements as may be necessary to accommodate the specific requirements of local laws, regulations and procedures for jurisdictions in which the Plan is offered, including, without limitation, the laws of the People’s Republic of China (the “PRC”), Switzerland and the other countries in which the Company operates, that may be applicable to this Plan, any Options or any related documents; and (vi) otherwise supervise the administration of the Plan, in its sole and absolute discretion and taking into account any matters in its sole and absolute discretion. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

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Appendix C
3.
Scheme mandate limit. The maximum number of Shares which may be issued pursuant to all Options to be granted under the Plan shall be [5,688,481]1 Shares (the “Scheme Mandate Limit”), being approximately [0.37]%2 of the issued share capital of the Company (excluding Treasury Shares) as at June 11, 2026, being the effective date of the shareholder approval of the sixth amended and restated Plan (the “Amended Effective Date”). Over the lifetime of the Plan, a total of 15,675,315 ordinary shares have been authorized.

The total number of Shares which may be issued in respect of all Options and awards to be granted under the Plan under the Scheme Mandate Limit and any other plans of the Company shall not exceed 10% of the Shares in issue (excluding Treasury Shares) as at the Amended Effective Date.
4.
Offerings. The Company will make one or more offerings to eligible employees to purchase Shares under the Plan (“Offerings”). Unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each March 1 and September 1 and will end on the last business day occurring on or before the following February 28 (or February 29, if applicable) and August 31, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration.

5.
Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary (the “Participants”) are eligible to participate in any one or more of the Offerings under the Plan, provided that, unless otherwise determined by the Administrator, as of the first day of the applicable Offering (the “Offering Date”) they are employed by the Company or a Designated Subsidiary and have been employed as of the commencement of the enrollment period for such Offering. Participation shall not otherwise be subject to any minimum performance targets. Notwithstanding any other provision herein, individuals who are not classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system as of the Offering Date are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system as of the Offering Date to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

6.
Participation

a.
An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to the Company at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).

b.
Enrollment. The enrollment form (which may be in an electronic format or such other method as determined by the Company in accordance with the Company’s practices) will (i) state a whole percentage or the amount to be deducted from an eligible employee’s Compensation (as defined in Section 1) per pay period, (ii) authorize the purchase of Shares in each Offering in accordance with the terms of the Plan, (iii) specify the exact name or names in which Shares purchased for such individual are to be issued pursuant to Section 13, and (iv) provide such other terms as required by the Company. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains eligible.

1
This is the number of Shares reserved and available for issuance as of March 31, 2026, plus 3,250,000 Shares.

2
Calculated based on the number of issued Shares under HK Listing Rules as of March 31, 2026.

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Appendix C
c.
Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

7.
Employee Contributions. Each eligible employee may authorize payroll deductions from his or her after-tax Compensation at a minimum of 1 percent up to a maximum of 10 percent of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions, except as may be required by applicable law. If payroll deductions for purposes of the Plan are prohibited or otherwise problematic under applicable law (as determined by the Administrator in its sole discretion), the Administrator may require Participants to contribute to the Plan by such other means as determined by the Administrator, to the extent permitted under Section 423 of the Code with respect to the 423 Component. Any reference to “payroll deductions” in this Section 7 (or in any other sections of this Plan) will similarly cover contributions by other means made pursuant to this Section 7.

8.
Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 7) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.

9.
Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to the Company. The Participant’s withdrawal will be effective as of the next business day, or as soon as practicable thereafter. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Shares purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 6.

10.
Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of Shares determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the lower of (i) 85 percent of the Fair Market Value of the Shares on the Offering Date, or (ii) 85 percent of the Fair Market Value of the Shares on the Exercise Date, (b) a number of Shares determined by multiplying $2,083 by the number of full months in the Offering and dividing the result by the Fair Market Value on the Offering Date; or (c) such other lesser maximum number of Shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each Share purchased under each Option (the “Option Price”) will be 85 percent of the Fair Market Value of the Shares on the Offering Date or the Exercise Date, whichever is less.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning Shares possessing 5% or more of the total combined voting power or value of all classes of share capital of the Company or any Parent or Subsidiary (as defined in Section 1). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the share ownership of a Participant, and all Shares which the Participant has a contractual right to purchase shall be treated as Shares owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase Shares under the Plan, and any other employee share purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Shares (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the
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Appendix C
order in which they were granted. Furthermore, unless approved by the Company’s shareholders in a general meeting, the total number of Ordinary Shares issued and to be issued upon the exercise of Options and awards granted and to be granted under the Plan and any other plan of the Company to a Participant within any 12-month period shall not exceed 1% of the Ordinary Shares of the Company in issue (excluding Treasury Shares) at the date of any grant.
11.
Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole Shares reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional Share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly. The Administrator may take all actions necessary to alter the method of Option exercise and the exchange and transmittal of proceeds with respect to Participants resident in the PRC not having permanent residence in a country other than the PRC in order to comply with applicable PRC foreign exchange and tax regulations, and any other applicable PRC laws and regulations.

12.
Lapse of Options. Any Option granted but not exercised by the end of an Offering will automatically lapse. In the event that the Plan is terminated while any Option remains outstanding and unexercised, then any such Options shall lapse.

13.
Issuance of Certificates. Certificates representing Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.

14.
Rights on Termination or Transfer of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 9. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. If a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. Further, an employee will not be deemed to have terminated employment for purposes of the Plan, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

15.
Special Rules and Sub-Plans; Non-U.S. Employees. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules or sub-plans applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees, regarding, without limitation, eligibility to participate in the Plan, handling and making of payroll deductions, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component. Notwithstanding the preceding provisions of this Plan, employees of the

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Appendix C
Company or a Designated Subsidiary who are citizens or residents of a non-United States jurisdiction (without regard to whether they are also citizens or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an Option under the Plan to a citizen or resident of the non-United States jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.
16.
Optionees Not Shareholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the Shares covered by an Option under the Plan until such Shares have been purchased by and issued to him or her. Accordingly, Participants shall not have any voting rights, or rights to participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register on a date prior to such Shares having been purchased by and issued to him or her.

17.
Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution and are exercisable during the Participant’s lifetime only by the Participant.

18.
Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

19.
Adjustment in Case of Changes Affecting Shares; Change in Control.

a.
In the event of a capitalization issue, rights issue, subdivision of shares, share split, consolidation of shares, reverse share split, or reduction of the share capital of the Company affecting the Shares, the number of Shares approved for the Plan and the share limitation set forth in Section 10 shall be equitably or proportionately adjusted to give proper effect to such event. Any such adjustment under the Plan will be made in accordance with Rule 17.03(13) of the Hong Kong Listing Rules.

b.
In the event of a Change in Control, each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering with respect to which such Option relates will be shortened by setting a new Exercise Date (the “New Exercise Date”) on which such Offering Period shall end. The New Exercise Date will occur before the date of the proposed Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering as provided in Section 9 hereof.

20.
Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, provided that the terms of the Plan or Options so altered must comply with the applicable rules of any stock exchange on which the Shares are listed except that without the approval of the shareholders, no amendment shall be made increasing the number of Ordinary Shares approved for the Plan or making any other change that would require shareholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code or any other material changes that would require shareholder approval in order to comply with the applicable rules of any stock exchange on which the Shares are listed.

21.
Insufficient Shares. If the total number of Shares that would otherwise be purchased on any Exercise Date plus the number of Shares purchased under previous Offerings under the Plan exceeds the maximum number of Shares issuable under the Plan, the Shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Shares on such Exercise Date.

22.
Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.

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Appendix C
23.
Application of Hong Kong Listing Rules. The Plan is a discretionary employee share purchase scheme and does not constitute a share option scheme for the purposes of Chapter 17 of the Hong Kong Listing Rules.

24.
Governmental Regulations. The Company’s obligation to sell and deliver Shares under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such Shares.

25.
Clawback Policy. Options under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time, which may allow the Company to recover remuneration (which may include any Options granted) to a Participant in the event of a material misstatement in the Company’s financial statements, related intentional misconduct or other circumstances as described in the clawback policy.

26.
Participants’ Compliance with Laws. Participants shall comply with all applicable laws and regulations with respect to their participation in the Plan.

27.
Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the jurisdiction in which the Company is incorporated. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Participants irrevocably submit to the exclusive jurisdiction of the courts at the place at which the Company has its corporate seat.

28.
Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Shares, from Shares held in the treasury of the Company, or from any other proper source. Any such Shares shall be identical to all existing issued Shares and shall be issued subject to all the provisions of the Company’s articles of association for the time being in force and will rank pari passu with the other fully paid Shares in issue on the date the name of the Participant is registered on the register of members of the Company, subject to applicable laws.

29.
Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state, or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to withhold any applicable withholding taxes by any such method as may be determined by the Company, including by withholding from a Participant’s wages, salary or other compensation. Applicable withholding taxes may include any withholding required to make available to the Company or any Subsidiary and tax deductions or benefits attributable to the sale or disposition of Common Stock by such Participant. The Company will not be required to issue any Common Stock under the Plan until all withholding obligations are satisfied.

30.
Notification Upon Sale of Shares Under 423 Component. Each Participant who is or may become subject to U.S. income tax agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of Shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such Shares were purchased or within one year after the date such Shares were purchased.

31.
Code Section 409A; Tax Qualification.

a.
Code Section 409A. Options granted under the 423 Component are exempt from the application of Section 409A of the Code and Options granted under the Non-423 Component are intended to be exempt from Section 409A of the Code pursuant to the “short-term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if an Option that is

BeOne 2026 Proxy Statement

Appendix C
intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the Options under the Plan are compliant with Section 409A of the Code.
b.
Tax Qualification. Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 31(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

32.
Effective Date. The Plan shall take effect on the date approved by the Board and set forth below and shall remain in effect until December 7, 2028 unless terminated earlier by the Board in accordance with Section 22.

DATE OF APPROVAL OF SIXTH AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: April 16, 2026
DATE OF APPROVAL OF SIXTH AMENDED AND RESTATED PLAN BY SHAREHOLDERS: [•], 2026
BeOne 2026 Proxy Statement

BEONE MEDICINES LTD.
百濟神州有限公司
(Stock Code: NASDAQ: ONC | HKEX: 06160 | SSE: 688235)
(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint(s) the Independent Voting Representative, Schweiger Advokatur / Notariat, or its substitute, as true and lawful agent and proxy to represent the undersigned and vote all shares of the Company owned by the undersigned in all matters coming before the Company’s 2026 Annual General Meeting of Shareholders (or any adjournment thereof) (the “Annual Meeting”) to be held at the offices of Homburger AG, located at Prime Tower, Hardstrasse 201, 8005 Zurich, Switzerland on June 11, 2026 at 3:30 p.m. local time.
This proxy, when properly executed, will be voted as you instructed. To the extent you do not give specific instructions, you instruct the Independent Voting Representative to vote your shares for all proposals in accordance with the recommendations of the Board of Directors of the Company (the “Board of Directors”).
If any modifications to agenda items or proposals identified in the invitation to the Annual Meeting or other matters on which voting is permissible under Swiss law are properly presented at the Annual Meeting for consideration, you hereby instruct the Independent Voting Representative, in the absence of other specific instructions, to vote your shares in accordance with the recommendations of the Board of Directors. This appointment and proxy revokes any and all prior appointments and proxies granted in connection with the Annual Meeting and expires at the end of the Annual Meeting, unless previously revoked in writing.
The Board of Directors recommends a vote FOR each director nominee and FOR each other Resolution.
	For	Against	Abstain
Resolution 1	☐	☐	☐
THAT the audited Swiss statutory standalone financial statements and the audited Swiss statutory consolidated financial statements of the Company for fiscal year 2025 be and are hereby approved.
Resolution 2	☐	☐	☐
THAT the appropriation of the accumulated loss for fiscal year 2025 be and is hereby approved.
Resolution 3	☐	☐	☐
THAT the members of the Board of Directors and the Executive Management Team be and are hereby discharged from liability for activities during the applicable period under Swiss law.
Resolution 4(a)	☐	☐	☐
THAT Dr. Olivier Brandicourt be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(b)	☐	☐	☐
THAT Dr. Margaret Dugan be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(c)	☐	☐	☐
THAT Mr. Anthony C. Hooper be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(d)	☐	☐	☐
THAT Mr. John V. Oyler be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.

	For	Against	Abstain
Resolution 4(e)	☐	☐	☐
THAT Dr. Alessandro Riva be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(f)	☐	☐	☐
THAT Ms. Shalini Sharp be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(g)	☐	☐	☐
THAT Dr. Xiaodong Wang be and is hereby re-elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(h)	☐	☐	☐
THAT Dr. Felix J. Baker be and is hereby elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(i)	☐	☐	☐
THAT Ms. Elizabeth F. Mooney be and is hereby elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 4(j)	☐	☐	☐
THAT Dr. Charles L. Sawyers be and is hereby elected to serve as a director of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 5	☐	☐	☐
THAT Mr. John V. Oyler be and is hereby re-elected to serve as Chairman of the Board of Directors of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 6(a)	☐	☐	☐
THAT Dr. Margaret Dugan be and is hereby re-elected to serve as a member of the Compensation Committee of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 6(b)	☐	☐	☐
THAT Ms. Elizabeth F. Mooney be and is hereby elected to serve as a member of the Compensation Committee of the Company for a term extending until completion of the 2027 annual general meeting.
Resolution 7	☐	☐	☐
THAT Schweiger Advokatur/Notariat be and is hereby elected to serve as the Independent Voting Representative for a one-year term ending at the closing of the 2027 annual general meeting of shareholders, including any extraordinary general meeting of shareholders prior to the 2027 annual general meeting of shareholders.

Resolution 8	☐	☐	☐
THAT the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026 be and is hereby ratified, and Ernst & Young AG be and is hereby re-elected as the Company’s statutory auditor for the fiscal year ending December 31, 2026.

Resolution 9	☐	☐	☐
THAT the Board of Directors is hereby authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2026.
Resolution 10	☐	☐	☐
THAT, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, for the fiscal year ended December 31, 2025 be and is hereby approved.
Resolution 11	☐	☐	☐
THAT, the maximum aggregate compensation for the Board of Directors for the period between the 2026 annual general meeting and the 2027 annual general meeting, be and is hereby approved.
Resolution 12	☐	☐	☐
THAT, the maximum aggregate compensation for the Executive Management Team for fiscal year 2027 be and is hereby approved.

	For	Against	Abstain
Resolution 13	☐	☐	☐
THAT, on an advisory basis, the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025 be and is hereby approved.
Resolution 14	☐	☐	☐
THAT, on an advisory basis, the Swiss Statutory Non-Financial Matters Report for the fiscal year ended December 31, 2025 be and is hereby approved.
Resolution 15(a)	☐	☐	☐
THAT the Fifth Amended and Restated 2016 Share Option and Incentive Plan be and is hereby approved.
Resolution 15(b)	☐	☐	☐
THAT the consultant sublimit in the Fifth Amended and Restated 2016 Share Option and Incentive Plan be and is hereby approved.
Resolution 16	☐	☐	☐
THAT the Sixth Amended and Restated 2018 Employee Share Purchase Plan be and is hereby approved.
Resolution 17	☐	☐	☐
THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of this resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.

Resolution 18	☐	☐	☐
THAT the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s ordinary shares listed on the Science and Technology Innovation Board of Shanghai Stock Exchange and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of this resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.

Resolution 19	☐	☐	☐
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to Amgen Inc. (“Amgen”), up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 17 for a period of five years, which period will be subject to an extension on a rolling basis each year.

Resolution 20	☐	☐	☐
THAT the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above, be and is hereby approved.
If new or modified agenda items (other than those in the invitation to the Annual Meeting and the 2026 Proxy Statement of the Company) or new or modified proposals or motions with respect to the agenda items listed in the invitation to the Annual Meeting and the 2026 Proxy Statement of the Company are presented at the Annual Meeting, I instruct the Independent Voting Representative to vote in favor of the recommendations of the Board (For), against the proposals (Against) or abstain (Abstain) as follows:
	☐	☐	☐

Signed:	Date:	2026
Name:

NOTES
1.
This proxy is solicited by the Board of Directors. A proxy need not be a shareholder of the Company. A shareholder may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Independent Voting Representative, Schweiger Advokatur / Notariat” and insert the name of the person whom you wish to appoint in the space provided. The Independent Voting Representative will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Swiss register of members at 12:00 p.m. Central European Summer Time on May 22, 2026 must (1) return an executed form of proxy (a) by mail or by hand to the offices of our registrar in Switzerland (the “Swiss Registrar”): Computershare Switzerland Ltd., P.O. Box, Ch-4601, Olten, Switzerland, or (b) by email to the Swiss Registrar at generalversammlung@computershare.ch, or (2) attend the Annual Meeting in person (or by proxy) to vote on the proposals.

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members at 12:00 p.m. Central European Summer Time on May 22, 2026 must (1) return an executed form of proxy (a) by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong, or (b) by email to the HK Registrar at BeOne@computershare.com.hk, or (2) attend the Annual Meeting in person (or by proxy) to vote on the proposals.

c.
Persons who hold RMB shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market”) 12:00 p.m. Central European Summer Time on May 22, 2026 must either (1) vote through the online voting systems of the Shanghai Stock Exchange (the “SSE”); or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of RMB shares as of the Ordinary Record Date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m.-9:25 a.m., 9:30 a.m.-11:30 a.m., and 1:00 p.m.-3:00 p.m. Beijing Time) of the STAR Market on June 11, 2026; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 11, 2026. Further announcement will be made by the Company on the website of the SSE regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the SSE in accordance with the rules of the STAR Market.

6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (1) executing and delivering to the Swiss Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 9:30 a.m. New York Time / 3:30pm Swiss Time / 9:30 p.m. Hong Kong Time on June 9, 2026; or (2) voting in person at the Annual Meeting. Beneficial owners of our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution, as applicable, for information on how to do so.

8.
The completion and return of this form will not prevent you from attending the Annual Meeting and voting in person should you so wish, although attendance at the Annual Meeting will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the Annual Meeting of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third-party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfill the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.